UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-08037

Dunham Funds

(Exact name of registrant as specified in charter)

10251 Vista Sorrento Pkwy, Ste. 200, San Diego, CA

92121

(Address of principal executive offices)

(Zip code)

Emile Molineaux

Gemini Fund Services, LLC., 450 Wireless Blvd., Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2616

Date of fiscal year end:

10/31

Date of reporting period:10/31/08

Item 1.  Reports to Stockholders.

DUNHAM FUNDS™

WHEN PERFORMANCE COUNTS

October 31, 2008

ANNUAL REPORT

This report is for the information of shareholders of the Dunham Funds. It may also be used as sales literature when preceded by or accompanied by a current prospectus, which contains information concerning investment objectives, risks, and charges and expenses of the funds. Read the prospectus carefully before investing. For this and other information about the Dunham Funds, contact your financial advisor or call Client Services at (800) 442-4358.

Dunham Corporate/Government Bond Fund

Dunham High-Yield Bond Fund

Dunham Monthly Distribution Fund

Dunham Appreciation & Income Fund

Dunham Large Cap Value Fund

Dunham Real Estate Stock Fund

Dunham International Stock Fund

Dunham Small Cap Value Fund

Dunham Large Cap Growth Fund

Dunham Small Cap Growth Fund

Dunham Emerging Markets Stock Fund

Investment Adviser:

Dunham & Associates Investment Counsel, Inc.

P.O. Box 910309

San Diego, California 92191

THIS ANNUAL REPORT CONTAINS “FORWARD-LOOKING STATEMENTS” WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995.  FORWARD-LOOKING STATEMENTS ALSO INCLUDE THOSE PRECEDED BY, FOLLOWED BY OR THAT INCLUDE THE WORDS “BELIEVES”, “EXPECTS”, “ANTICIPATES” OR SIMILAR EXPRESSIONS.  SUCH STATEMENTS SHOULD BE VIEWED WITH CAUTION.  ACTUAL RESULTS OR EXPERIENCE COULD DIFFER MATERIALLY FROM THE FORWARD-LOOKING STATEMENTS AS A RESULT OF MANY FACTORS, INCLUDING THE INABILITY OF THE FUNDS TO MEET SALES GOALS AND SLOWING OF THE OVERALL ECONOMY.  EACH FUND MAKES NO COMMITMENTS TO DISCLOSE ANY REVISIONS TO FORWARD-LOOKING STATEMENTS, OR ANY FACTS, EVENTS OR CIRCUMSTANCES AFTER THE DATE HEREOF THAT MAY BEAR UPON FORWARD-LOOKING STATEMENTS.  IN ADDITION, PROSPECTIVE PURCHASERS OF THE FUNDS SHOULD CONSIDER CAREFULLY THE INFORMATION SET FORTH HEREIN.  OTHER FACTORS AND ASSUMPTIONS NOT IDENTIFIED ABOVE MAY ALSO HAVE BEEN INVOLVED IN THE DERIVATION OF THESE FORWARD-LOOKING STATEMENTS, AND THE FAILURE OF THESE OTHER ASSUMPTIONS TO BE REALIZED MAY ALSO CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE PROJECTED.

Message from the Adviser

Dear Fellow Shareholders,

The Dunham Funds continue to attract attention in the financial community as we function as one of the only fund families in which all fund sub-advisers are compensated with performance-based fees. The past 12 months have presented investors with volatility, uncertainty, and concern. Although we have been presented with a difficult market environment, we believe that we have selected sub-advisers that will perform well relative to their applicable benchmark indices. We also have continued to closely monitor our sub-advisers and have made a replacement in the Dunham International Stock Fund. Arrowstreet Capital, L.P. has been hired as the new sub-adviser of the Dunham International Stock Fund effective July 1, 2008 and brings with them a robust investment philosophy and portfolio management team, which we expect to better fit with the goals of the investors in the Fund.

We continue to offer our diverse line-up of mutual funds from which our clients may select. In fact, in September we expanded our fund family to include another option for investors; the Dunham Monthly Distribution Fund. Although not guaranteed, the Fund strives to provide shareholders with a monthly distribution which targets the Prime Rate, while striving to keep net asset value (NAV) volatility to a minimum. We selected Westchester Capital Management, Inc. to serve as sub-adviser to the Monthly Distribution Fund, as Westchester has extensive experience in the strategies that are integral to helping the Fund achieve its goals.

The new Fund was the result of the acquisition that we shared with you in our most recent Semi-Annual Report. That acquisition also expanded our broker/dealer and registered investment adviser relationships, which we believe may benefit all shareholders as we work to bring more assets into the Funds and strive to reduce Fund expenses.

Although the past 12 months have tested the resolve of many investors, we continue to look forward to emerging from this difficult market environment and will strive to continue to provide our valued shareholders with the products and services that they need and deserve.

Once again, thank you for your continued trust and confidence that you have placed in us. We take that very seriously.

Sincerely,

Jeffrey A. Dunham

President

Dunham & Associates Investment Counsel, Inc.

October 31, 2008

NOT FDIC INSURED│NO BANK GUARANTEE │MAY LOSE VALUE

Past performance is not indicative of future results.

Dunham Corporate/Government Bond Fund

Message from the Sub-Adviser (SCM Advisors LLC)

The Fed Funds rate was lowered 50 bps at the end of a fourth fiscal quarter that was full of activity in the bond markets.  Treasury options experienced more volatility in the month of October than any other time period in the past 12 months, as measured by the Merrill Lynch Option Volatility Index (MOVE). This indicator implies that the speculation surrounding the yield on treasuries skyrocketed in the months of September and October and was primarily caused by the increased flight to quality coupled with the uncertainty of the “bailout” of banks and other financial institutions.  Investment grade bonds, as measured by the Lehman Aggregate Bond Index, ended the quarter down 2.8 percent as investment grade bonds, specifically government bonds, outperformed high yield bonds by approximately 20.2 percent.

The portfolio experienced a volatile ride over the quarter, as conservative exposure to non-agency collateralized mortgage obligations (CMOs) came under fire. The government’s decision to formally back agencies such as Fannie Mae and Freddie Mac left the non-agency parties out in the cold, and those securities were sold off in fire sales. The portfolio had a low exposure to such securities and exited most of the positions before they hit their lows, but the damage was done, contributing a negative 1.5 percent to portfolio performance in August.

SCM took advantage of the moves that the government was making and moved into agency mortgage-backed securities (MBS) and experienced a boost through September. Furthermore, the manager reduced its exposure to high yield bonds from approximately 5 percent in the third quarter to 0.5 percent in the fourth quarter. The portfolio outperformed the benchmark by approximately 80 bps. in the month of September due to the repositioning.

Although corporate bonds were generally a low-light in the fourth quarter, there were a few positions that shined for the portfolio, such as PNA Group Inc. (69346RAB4). PNA, a company that distributes steel products and provides value-added steel processing services, was sold during the quarter, capturing a 1.5 percent gain since the end of June.

The manager expects that the markets will continue to see some volatility and therefore continue to seek value in high quality bonds, maintaining a lower exposure to high yield bonds. The portfolio is still defensively positioned and the manager believes that issue selection and avoiding the “blow-ups” will continue to be imperative.

Growth of $10,000 Investment - (Unaudited)

Total Returns as of October 31, 2008

	One Year	Annualized Three Years	Annualized Since Inception (12/10/04)
Class N	(3.21)%	2.15%	1.69%
Class C Class A with load of 4.50% Class A without load	(3.82)% (7.50)% (3.45)%	1.38% N/A N/A	0.95% (2.91)%* (0.43)%*
LB Aggregate Bond Index	0.30%	3.60%	3.03%

*Class A commenced operations on January 3, 2007.

The Lehman Brothers Aggregate Bond Index is an unmanaged index which represents the U.S. investment-grade fixed-rate bond market (including government and corporate securities, mortgage pass-through securities and asset-backed securities).  Investors cannot invest directly in an index or benchmark.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including underlying funds, are 1.06% for Class N, 1.81% for Class C and 1.31% for Class A. The performance data quoted here represents past performance, which is not indicative of future results.  Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358.

 Portfolio Composition* - (Unaudited)

U.S. Government  &  Agencies

       64.38%

Corporate Notes & Bonds

       31.17%

Cash Equivalents

         3.57%

Mortgage- Backed Securities

        0.88%

Total

     100.00%

      * Based on total market value of investments as of October 31, 2008.

Percentages may differ from Schedule of Investments which are based on Fund net assets.

SCHEDULE OF INVESTMENTS
Dunham Corporate / Government Bond Fund
October 31, 2008

	Principal	Interest		Maturity	Market
Security	Amount	Rate		Date	Value
CORPORATE NOTES & BONDS - 30.85%
Advertising - 0.21%
Affinion Group, Inc.	$ 255,000	10.125%		10/15/13	$ 178,500

Aerospace / Defense - 0.12%
United Technologies Corp.	120,000	4.875%		5/1/15	107,462

Banks - 3.66%
Bank of America Corp.	175,000	5.750%		8/15/16	143,941
Bank of America Corp.	170,000	8.125%	+	Perpetual	131,738
Barclays Bank PLC - 144A	400,000	7.700%	+	Perpetual	277,652
Capital One Financial Corp.	405,000	5.700%		9/15/11	356,426
Capital One Financial Corp.	115,000	6.150%		9/1/16	92,316
Citigroup, Inc.	141,000	5.000%		9/15/14	111,455
Credit Suisse	285,000	6.000%		2/15/18	231,154
First Republic Bank	79,000	7.750%		9/15/12	82,685
HBOS PLC - 144A	200,000	6.657%	+	Perpetual	87,650
J.P. Morgan Chase & Co.	335,000	5.750%		1/2/13	311,613
J.P. Morgan Chase & Co.	225,000	7.900%	+	Perpetual	182,349
Resona Bank, Ltd. - 144A	165,000	5.850%	+	Perpetual	104,265
Royal Bank of Scotland Group - 144A	335,000	6.990%	+	Perpetual	179,553
Santander Issuances - 144A	165,000	5.911%		6/20/16	135,442
Wachovia Corp.	255,000	5.750%		2/1/18	217,120
Wells Fargo & Co.	270,000	5.625%		12/11/17	240,312
Wells Fargo Capital XIII	275,000	7.700%	+	12/29/49	224,823
					3,110,494
Beverages - 0.78%
Coca-Cola Enterprise	310,000	7.375%		3/3/14	312,784
Pepsico, Inc.	220,000	7.900%		11/1/18	232,103
Diaego Capital PLC	140,000	5.750%		10/23/17	120,417
					665,304
Broadcasting / Cable TV - 0.95%
British Sky Broadcast Group PLC	105,000	8.200%		7/15/09	105,982
Time Warner Cable, Inc.	430,000	6.750%		7/1/08	368,799
Comcast Corp.	405,000	5.700%		5/15/18	330,676
					805,457
Building Materials - 0.34%
Mohawk Industries, Inc.	320,000	5.750%		1/15/11	291,109

Chemicals - 0.17%
Huntsman Intl LLC	115,000	7.375%		1/1/15	89,359
Huntsman Intl LLC	75,000	7.875%		11/15/14	60,251
					149,610
Commercial Services - 0.55%
Di Finance/Dyncorp International-144A	260,000	9.500%		2/15/13	222,950
Hertz Corp.	275,000	8.875%		1/1/14	241,301
					464,251
Diversified Financial Services - 1.75%
AMR Real Estate Finance	295,000	7.125%		2/15/13	185,850
Bear Stearns Company, Inc.	270,000	7.250%		2/1/18	253,635
Credit Suisse Guernsey, Ltd.	175,000	5.860%	+	Perpetual	99,952
Janus Capital Group, Inc.	80,000	6.250%		6/15/12	75,827
Merrill Lynch & Company, Inc.	145,000	5.054%	+	5/12/10	133,962
Merrill Lynch & Company, Inc.	360,000	6.875%		4/25/18	319,748
Morgan Stanley	170,000	4.904%	+	5/14/10	156,433
Morgan Stanley Dean	320,000	6.625%		4/1/18	265,987
					1,491,394
Diversified Manufacturing - 0.80%
Bombardier, Inc.-144A	310,000	8.000%		11/15/14	265,050
Honeywell International, Inc.	185,000	5.300%		3/1/18	163,177
Tyco Electronics Group	270,000	6.000%		10/1/12	255,167
					683,394

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Corporate / Government Bond Fund (Continued)
October 31, 2008

	Principal	Interest		Maturity	Market
Security	Amount	Rate		Date	Value
Electric-Integrated - 1.88%
Appalachian Power Co.	$ 500,000	5.550%		4/1/11	$ 503,371
Florida Power Corp.	220,000	6.650%		7/15/11	224,022
Nevada Power Co	455,000	6.500%		5/15/18	383,662
Nevada Power Co	180,000	6.500%		8/1/18	151,357
South Carolina Electric & Gas Co.	185,000	6.500%		11/1/18	172,507
Southern California Edison Co	170,000	5.750%		3/15/14	161,748
					1,596,667
Enviromental Control 0.31%
Allied Waste Noth America	295,000	7.250%		3/15/15	261,819

Finance - 1.33%
American General Finance Corp.	640,000	4.000%		3/15/11	247,559
American General Finance Corp.	220,000	5.750%		9/15/16	77,259
Countrywide Home Loan, Inc.	320,000	4.000%		3/22/11	301,099
General Electric Capital Corp.	185,000	4.875%		10/21/10	181,121
General Electric Capital Corp.	180,000	5.625%		5/1/18	147,799
General Electric Capital Corp.	285,000	6.375%	+	11/15/67	184,288
					1,139,125
Financial - 0.14%
Genworth Global Funding	105,000	5.125%		3/15/11	73,063
UBS Preferred Funding Trust	70,000	6.243%	+	Perpetual	41,917
					114,980
Food - 1.33%
General Mills, Inc.	120,000	5.650%		9/10/12	112,079
Kraft Foods, Inc	525,000	6.125%		8/23/18	446,643
Safeway Inc.	195,000	6.350%		8/15/17	167,941
Safeway Inc.	395,000	6.500%		3/1/11	399,948
					1,126,611
Healthcare - 1.29%
Community Health Systems	410,000	8.875%		7/15/15	343,375
HCA, Inc	410,000	9.250%		11/15/16	348,500
Johnson & Johnson	420,000	5.150%		7/15/18	404,399
					1,096,274
Insurance - 1.52%
Chubb Corp.	100,000	6.375%		3/29/67	63,861
Genworth Financial, Inc.	525,000	6.515%		5/22/18	255,274
Genworth Financial, Inc. - Cl. A	65,000	6.150%	+	11/15/66	15,200
ING Groep NV	230,000	5.775%		Prepetual	126,500
Lincoln National Corp.	395,000	5.650%		8/27/12	373,551
Protective Life Corp.	316,000	4.000%		4/1/11	294,338
Prudential Financial, Inc.	275,000	8.875%	+	6/15/38	158,337
					1,287,061
Medical - 1.03%
Aetna, Inc.	270,000	6.500%		9/15/18	235,632
Quest Diagnostics, Inc.	200,000	6.400%		7/1/17	164,258
Wellpoint, Inc.	380,000	5.000%		1/15/11	370,563
Wyeth	107,000	5.500%		3/15/13	105,139
					875,592
Mining - 0.24%
Freeport-McMoRan Copper & Gold, Inc.	260,000	8.375%		4/1/17	201,211

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Corporate / Government Bond Fund (Continued)
October 31, 2008

	Principal	Interest		Maturity	Market
Security	Amount	Rate		Date	Value
Multimedia - 0.45%
Echostar DBS Corp.	$ 240,000	7.125%		2/1/16	$ 177,082
United Artist Theatre Circuit, Inc.	6,952	9.300%		7/1/15	5,503
Viacom, Inc.	210,000	5.750%		4/30/11	202,041
					384,626
Office Automation & Equipment - 0.17%
Ikon Office Solutions	180,000	7.750%		9/15/15	140,501

Oil - 1.68%
Allis-Chalmers Energy Inc	290,000	8.500%		3/1/17	174,000
Burlington Resources*	3,863	0.000%		12/31/40	-
Compton Pet Finance Corp.	175,000	7.625%		12/1/13	101,500
Encore Acquisition Co.	145,000	6.000%		7/15/15	100,638
EOG Resources, Inc.	220,000	6.875%		10/1/18	210,194
Husky Energy, Inc.	260,000	6.200%		9/15/17	209,556
Kinder Morgan Energy Partners, L.P.	135,000	5.850%		9/15/12	132,659
Trans-Canada Pipelines, Ltd.	65,000	6.350%	+	5/15/67	45,120
XTO Energy, Inc.	480,000	5.900%		8/1/12	448,854
					1,422,521
Paper / Paper Products - 0.04%
Exopac Holdings, Inc.	35,000	11.250%		2/1/14	30,479

Pipelines - 0.84%
Atmos Energy Corp.	395,000	6.350%		6/15/17	367,000
Enbridge Energy Partners MLP	60,000	5.875%		12/15/16	51,553
Energy Transfer Partners LP	295,000	6.700%		7/1/18	240,270
Pacific Energy Partners Financial	55,000	6.250%		9/15/15	50,031
					708,854
REITS-Apartments - 0.07%
AvalonBay Communities, Inc.	65,000	5.750%		9/15/16	56,068

REITS-Regional Malls - 0.12%
Simon Property Group LP	105,000	5.600%		9/1/11	100,236

Real Estate - 0.39%
Duke Realty LP	200,000	5.625%		8/15/11	193,872
Westfield Group LP- 144A	175,000	5.700%		10/1/16	129,890
					323,762
Real Estate / REIT's - 0.61%
ERP Operating LP	110,000	5.375%		8/1/16	86,147
Merrill Lynch Mortgage Trust	450,000	4.556%		6/12/43	431,754
					517,901
Retail-Discount Store - 0.11%
Costco Wholesale Corp.	105,000	5.500%		3/15/17	93,814

Retail-Drug Store - 0.38%
CVS Corp.	405,000	5.750%		6/1/17	323,809

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS					.
Dunham Corporate / Government Bond Fund (Continued)
October 31, 2008

	Principal	Interest		Maturity	Market
Security	Amount	Rate		Date	Value
Software - 1.32%
First Data Corp.	$ 515,000	9.875%		9/24/15	$ 324,597
Fiserv, Inc.	375,000	6.125%		11/20/12	369,541
Intuit, Inc.	210,000	5.750%		3/15/17	162,887
Oracle Corp.	305,000	5.750%		4/15/18	264,274
					1,121,299
Technology - 1.03%
Amkor Technology Inc.	285,000	7.750%		5/15/13	246,917
Cisco Systems, Inc.	275,000	5.500%		2/22/16	252,488
Sungard Data Systems, Inc.	455,000	9.125%		8/15/13	374,890
					874,295
Telecommunications - 3.01%
Qwest Corp.	185,000	8.875%		3/15/12	177,449
SBC Communications	390,000	6.250%		3/15/11	397,434
Sprint Nextel Corp.	345,000	4.169%	+	6/28/10	273,154
Sprint Nextel Corp.	310,000	6.000%		12/1/16	218,608
Telecom Italia Capital	345,000	5.250%		10/1/15	234,562
Telefonica Emisiones Sau	310,000	5.984%		6/20/11	298,930
Verizon Communications, Inc.	440,000	5.500%		2/15/18	369,288
Verizon Communications, Inc.	245,000	8.950%		3/1/39	248,633
Virgin Media Finance PLC	280,000	8.750%		4/15/14	196,000
Windstream, Inc.	225,000	7.000%		3/15/19	137,250
					2,551,308
Tobbacco - 0.56%
Philip Morris Intl., Inc.	90,000	4.875%		5/16/13	86,294
Philip Morris Intl., Inc.	435,000	5.650%		5/16/18	386,345
					472,639
Transportation - 0.10%
Canadian National Railway Co.	85,000	6.200%		6/1/36	86,367

Utilities - 1.57%
Midamerican Energy Holdings	400,000	5.650%		7/15/12	401,999
Midamerican Energy Holdings	120,000	5.800%		10/15/36	86,016
Pacific Gas & Electric Co.	465,000	8.250%		10/15/18	489,695
Virginia Electric & Power Co.	405,000	5.400%		1/15/16	353,259
					1,330,969
TOTAL CORPORATE NOTES & BONDS
(Cost - $30,454,048)					26,185,763

MORTGAGE BACKED SECURITIES - 0.87%
Citigroup Mortgage Loan Trust, Inc. Series 2004-NCM2 2CB3	26,261	8.000%		8/25/34	24,812
FN Pool 792454	191,648	4.500%		11/1/19	182,366
Freddie Mac Series 2503-B	61,403	5.500%		9/15/17	62,349
Freddie Mac Series 2764-HW	212,486	5.000%		3/15/19	204,501
Morgan Stanley Mortgage Loan Trust Series 2004-3 3A	294,891	6.000%		4/25/34	264,941
					738,969
TOTAL MORTGAGE BACKED SECURITIES
(Cost - $785,468)					738,969

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Corporate / Government Bond Fund (Continued)
October 31, 2008

	Principal	Interest		Maturity	Market
Security	Amount	Rate		Date	Value
U.S. GOVERNMENT AND AGENCIES - 63.71%
U.S. Government Agency - 37.62%
Federal National Mortgage Association	$ 1,455,000	3.250%		8/12/10	$ 1,457,666
Federal National Mortgage Association Pool 256596	3,695,206	5.000%		2/1/37	3,501,208
Federal National Mortgage Association Pool 735136	199,051	4.500%		1/1/35	180,764
Federal National Mortgage Association Pool 888339	2,581,667	4.500%		4/1/37	2,344,477
FGLMC Pool A81219	551,866	6.500%		8/1/38	559,661
FGLMC Pool G01499	114,251	7.000%		1/1/33	117,108
FNCL Pool 815979	1,448,967	5.500%		3/1/35	1,417,196
FNCL Pool 870962	2,177,146	6.000%		11/1/36	2,177,373
FNCL Pool 889883	4,588,537	6.500%		3/1/38	4,651,630
FNCL Pool 909141	78,481	6.000%		1/1/38	78,485
FNCL Pool 909153	65,124	6.000%		2/1/38	65,121
FNCL Pool 909220	369,831	6.000%		8/1/38	369,812
FNCL Pool 909223	163,497	6.000%		8/1/38	163,488
FNCL Pool 918622	860,572	6.000%		6/1/37	860,613
FNCL Pool 929191	503,582	6.000%		3/1/38	503,605
FNCL Pool 967003	7,565,581	5.000%		12/1/22	7,395,355
FNCL Pool 974321	2,522,635	6.000%		1/1/33	2,531,176
FNCL Pool 986293	461,152	6.500%		5/1/38	469,684
FNCL Pool 986868	551,528	6.500%		8/1/38	559,320
FNCL Pool 990101	1,221,463	5.500%		8/1/38	1,193,917
Freddie Mac	1,360,000	3.750%		6/28/13	1,339,192
					31,936,851
U.S. Treasury Obligations - 26.09%
U.S. Treasury Notes	11,115,000	2.750%		7/31/10	11,366,820
U.S. Treasury Notes	755,000	2.750%		2/28/13	765,499
U.S. Treasury Notes	3,615,000	4.750%		8/15/17	3,842,535
U.S. Treasury Notes	5,340,000	6.250%		8/15/23	6,172,276
					22,147,130
TOTAL U.S. GOVERNMENT AND AGENCIES
(Cost - $54,643,980)					54,083,981

SHORT TERM INVESTMENTS - 4.19%
Federal Home Loan Bank Discount Note	3,000,000	1.590%		11/7/08	2,999,099

TOTAL SHORT TERM INVESTMENTS					2,999,099
(Cost - $2,999,099)

Total Investments - 99.62%
(Cost - $88,882,595)					84,007,812
Other assets less liabilities - 0.38%					885,372
NET ASSETS - 100.00%					$ 84,893,184

+ Variable rate security. Interest rate is as of October 31, 2008
* Defaulted security, not currently paying interest (non-income producing)
REIT- Real Estate Investment Trust
144A- Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers.

See accompanying notes to financial statements.

Dunham High-Yield Bond Fund

Message from the Sub-Adviser (PENN Capital Management Company, Inc.)

Following the trend from the previous quarter, high-yield bonds significantly underperformed investment-grade bonds in the fourth fiscal quarter. High-yield bonds, as measured by the Merrill Lynch High-Yield Bond Cash Pay Index, underperformed investment grade debt by over 20 percent in the quarter.  Within the high-yield space, lower quality bonds were the worst performers in the quarter.  CCC-rated debt and lower underperformed B-rated debt by nearly 10 percent in the fourth quarter.  BB-rated debt was the best performing area of the high yield space, outperforming B-rated and CCC-rated debt by 1.4 percent and 10.6 percent, respectively.  Investors demonstrated a desire for quality in the midst of current market conditions.

The portfolio remains underweight in the financial services sector.  PENN remains focused on identifying what it believes to be well capitalized, core deposit funded institutions that have conservative lending practices and the balance sheet strength to manage through difficult times.  They continue to apply this high level of standards to avoid exposure to institutions that may grow insolvent over time.

PENN has found excellent opportunities in the healthcare and industrial areas of the market.  The earnings predictability and continued robust growth in healthcare has helped the portfolio.  The manager feels the sector offers excellent opportunities for the remainder of the year.  In the industrial sector, the Fund is focused on companies that PENN believes are well-positioned to perform well with the infrastructure build outside the U.S.

Telecommunications is another area of focus in the portfolio.  PENN feels that consolidation will continue in the area. The manager believes that telecommunication service providers are attractive now as large players like Verizon and Deutsche Telekom continue to aggressively acquire smaller competitors to improve economies of scale.

PENN has maintained its defensive stance in the portfolio.  They have continued to minimize exposure to CCC-rated bonds as well as split-rated securities (B/CCC). They remain focused on basic credit analysis in the B and BB-rated spaces. Capital preservation remains the focus in the current environment.  The portfolio has continued to focus on higher quality (higher priced) bonds in the high-yield space.  Chasing yield in this environment is extremely risky and exposes principal to unnecessary risk.

Growth of $10,000 Investment - (Unaudited)

Total Returns as of October 31, 2008

	One Year	Annualized Three Years	Annualized Since Inception (7/1/05)
Class N	(20.10)%	(3.58)%	(3.32)%
Class C Class A with load of 4.50% Class A without load	(20.73)% (23.99)% (20.43)%	(4.34)% N/A N/A	(4.07)% (13.56)%* (11.37)%*
ML High-Yield Cash Pay Index	(26.43)%	(4.68)%	(4.17)%

*Class A commenced operations on January 3, 2007.

The Merrill Lynch High-Yield Cash Pay Index is an unmanaged portfolio constructed to mirror the public high-yield debt market.  Issues included in the index have maturities of one year or more and have a credit rating lower than BBB-/Baa3.  Investors cannot invest directly in an index or benchmark.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including underlying funds, are 1.33% for Class N, 2.08% for Class C and 1.59% for Class A.  The performance data quoted here represents past performance, which is not indicative of future results.  Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358.

                  Portfolio Composition* - (Unaudited)

B3

    25.42%

B2

        18.10%

B1

    16.66%

Ba3

    10.47%

Cash Equivalents

     9.41%

Caa1

     5.89%

Ba2

     4.70%

Ba1

     3.90%

Baa3

         3.46%

Baa2

         1.67%

A3

         0.32%

Total

 100.00%

*Based on total market value of investments as of October 31, 2008.

Percentages may differ from Schedule of Investments which are based on

                    Fund net assets.

SCHEDULE OF INVESTMENTS
Dunham High-Yield Bond Fund
October 31, 2008
	Principal	Interest		Maturity	Market
Security	Amount	Rate		Date	Value
CORPORATE BONDS - 85.17%
Aerospace/Defense - 0.33%
BE Aerospace, Inc.	$ 210,000	8.500%		7/1/18	$ 177,755

Airlines - 0.42%
American Airlines, Inc.	290,000	8.608%		4/1/11	226,200

Apparel - 1.46%
Perry Ellis International, Inc.	380,000	8.875%		9/15/13	292,600
Phillips Van-Heusen Corp.	115,000	7.250%		2/15/11	108,853
Phillips Van-Heusen Corp.	420,000	7.750%		11/15/23	384,028
					785,481
Auto Parts & Equipment - 1.02%
Exide Technologies	320,000	10.500%		3/15/13	243,200
Titan International, Inc.	340,000	8.000%		1/15/12	302,600
					545,800
Beverages - 0.43%
Constellation Brands, Inc.	270,000	8.375%		12/15/14	232,402

Broadcasting - 0.71%
Sinclair Broadcast Group, Inc.	406,000	8.000%		3/15/12	379,329

Cable Television - 3.63%
Charter Communications Operating Capital LLC - 144A	1,065,000	8.375%		4/30/14	772,125
CSC Holdings, Inc.	390,000	8.125%		7/15/09	388,441
General Cable Corp.	280,000	7.125%		4/1/17	182,060
HSN, Inc. - 144A	265,000	11.250%		8/1/16	219,950
Mediacom LLC Capital Corp.	500,000	9.500%		1/15/13	385,932
					1,948,508
Casinos - 2.31%
Mandalay Resort Group	605,000	7.625%		7/15/13	305,817
MGM Mirage	570,000	8.375%		2/1/11	546,190
OED Corp./Diamond Jo, LLC	410,000	8.750%		4/15/12	283,925
Pinnacle Entertainment, Inc.	150,000	8.250%		3/15/12	103,875
					1,239,807
Coal - 1.77%
Arch Western Finance LLC	340,000	6.750%		7/1/13	286,567
Consol Energy, Inc.	155,000	7.875%		3/1/12	133,300
Foundation PA Coal Co.	260,000	7.250%		8/1/14	206,197
Peabody Energy Corp.	385,000	7.375%		11/1/16	322,454
					948,518
Commercial Services - 3.70%
ACE Cash Express, Inc. - 144A	545,000	10.250%		10/1/14	256,150
Aramark Corp. Cl. B	220,000	5.000%		6/1/12	158,400
Aramark Corp. Cl. B	530,000	8.500%		2/1/15	453,150
Cornell Companies, Inc.	295,000	10.750%		7/1/12	263,288
Lender Processing Services, Inc.	250,000	8.125%		7/1/16	213,750
NCO Group, Inc.	350,000	7.679%	+	11/15/13	238,000
United Rentals North America, Inc.	480,000	7.750%		11/15/13	401,270
					1,984,008

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham High-Yield Bond Fund (Continued)
October 31, 2008
	Principal	Interest		Maturity	Market
Security	Amount	Rate		Date	Value
Computers - 1.64%
Sensus Metering Systems, Inc.	$ 330,000	8.625%		12/15/13	$ 257,746
Sungard Data Systems, Inc.	225,000	4.875%		1/15/14	162,737
Sungard Data Systems, Inc.	560,000	9.125%		8/15/13	461,403
					881,886
Cosmetics - 0.73%
Elizabeth Arden, Inc.	470,000	7.750%		1/15/14	391,927

Distribution - 0.85%
Wesco Distribution, Inc.	655,000	7.500%		10/15/17	456,479

Diversified Manufacturing - 0.54%
Belden, Inc.	380,000	7.000%		3/15/17	290,700

Electric - 4.59%
AES Corp.	485,000	7.750%		3/1/14	387,537
Mirant Americas Generations LLC	165,000	8.300%		5/1/11	148,177
Mirant Mid-Atlantic Pass Through Trust C	584,576	10.060%		12/30/28	517,858
NRG Energy, Inc.	605,000	7.375%		2/1/16	503,456
Orion Power Holdings, Inc.	325,000	12.000%		5/1/10	304,736
Reliant Energy, Inc.	255,000	6.750%		12/15/14	220,846
Texas Competitive Electric Holdings Co., LLC - 144A	515,000	10.250%		11/1/15	379,314
					2,461,924
Electronics - 1.79%
Itron, Inc.	470,000	7.750%		5/15/12	408,900
Sanmina-SCI Corp.	220,000	8.125%		3/1/16	148,809
Sanmina-SCI Corp. - 144A	525,000	5.569%	+	6/15/14	404,250
					961,959
Energy - 0.97%
Markwest Energy Partners LP	710,000	8.500%		7/15/16	519,451

Entertainment - 1.16%
Mohegan Tribal Gaming Authority	260,000	7.125%		8/15/14	204,475
Mohegan Tribal Gaming Authority	370,000	8.000%		4/1/12	269,374
Penn National Gaming, Inc.	170,000	6.875%		12/1/11	147,615
					621,464
Environmental Control - 0.37%
Waste Management, Inc.	125,000	6.375%		11/15/12	119,474
Waste Management, Inc.	80,000	7.375%		8/1/10	76,407
					195,881
Financial Services - 1.58%
Cardtronics, Inc.	570,000	9.250%		8/15/13	447,450
Global Cash Access LLC/Finance	460,000	8.750%		3/15/12	400,946
					848,396
Food - 0.45%
Del Monte Corp.	265,000	8.625%		12/15/12	239,871

Forest Products & Paper - 1.09%
Domtar, Inc.	460,000	5.375%		12/1/13	354,528
Domtar, Inc.	275,000	9.500%		8/1/16	231,000
					585,528

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham High-Yield Bond Fund (Continued)
October 31, 2008
	Principal	Interest		Maturity	Market
Security	Amount	Rate		Date	Value
Healthcare - 8.20%
Advanced Medical Optics, Inc.	$ 325,000	7.500%		5/1/17	$ 212,946
Bausch & Lomb, Inc. - 144A	400,000	9.875%		11/1/15	315,000
Biomet, Inc.	165,000	10.000%		10/15/17	149,880
Boston Scientific Corp,	545,000	6.400%		6/15/16	449,625
CHS/Community Health Systems, Inc.	680,000	8.875%		7/15/15	569,500
DaVita, Inc.	405,000	6.625%		3/15/13	338,746
DaVita, Inc.	290,000	7.250%		3/15/15	221,527
HCA	1,210,000	9.250%		11/15/16	1,028,500
Invacare Corp.	270,000	9.750%		2/15/15	235,814
Select Medical Corp.	535,000	7.625%		2/1/15	354,593
Skilled Healthcare Group, Inc.	345,000	11.000%		1/15/14	305,325
Universal Hospital Services, Inc.	270,000	8.500%		6/1/15	216,000
					4,397,456
Holding Companies-Diversified - 0.19%
Capmark Financial Group, Inc.	400,000	5.875%		5/10/12	99,984

Hotels - 0.50%
Gaylord Entertainment Co.	390,000	8.000%		11/15/13	266,245

Household Products - 1.18%
Jarden Corp.	375,000	7.500%		5/1/17	274,935
Prestige Brands, Inc.	385,000	9.250%		4/15/12	358,050
					632,985
Housewares - 0.43%
Libbey Glass, Inc.	355,000	9.928%	+	6/1/11	228,975

Insurance - 0.57%
Hub International Holdings, Inc. - 144A	410,000	9.000%		12/15/14	307,500

Internet - 0.38%
Expedia, Inc. - 144A	275,000	8.500%		7/1/16	203,500

Leisure Time - 0.74%
Royal Caribbean Cruises, Ltd.	375,000	7.000%		6/15/13	260,625
Travelport LLC	285,000	9.875%		9/1/14	135,375
					396,000
Lodging - 0.45%
Boyd Gaming Corp.	380,000	6.750%		4/15/14	238,882

Machinery-Diversified - 0.84%
Chart Industries, Inc.	220,000	9.125%		10/15/15	182,600
Terex Corp	350,000	7.375%		1/15/14	268,801
					451,401
Machinery-Electrical - 0.45%
Baldor Electric Co.	315,000	8.625%		2/15/17	242,338

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham High-Yield Bond Fund (Continued)
October 31, 2008
	Principal	Interest		Maturity	Market
Security	Amount	Rate		Date	Value
Medical Services - 1.46%
Sun Healthcare Group, Inc.	$ 530,000	9.125%		4/15/15	$ 447,850
Team Health, Inc.	350,000	11.250%		12/1/13	336,000
					783,850
Mining - 2.42%
Century Aluminum Co.	375,000	7.500%		8/15/14	300,726
Freeport-McMoRan Copper & Gold, Inc.	195,000	8.250%		4/1/15	173,546
Freeport-McMoRan Copper & Gold, Inc.	555,000	8.375%		4/1/17	429,508
Noranda Aluminium Acquisition Corp.	880,000	6.828%	+	5/15/15	396,000
					1,299,780
Office Furnishings - 0.48%
Interface, Inc.	255,000	10.375%		2/1/10	256,139

Oil & Gas - 9.37%
Allis-Chalmers Energy, Inc.	340,000	8.500%		3/1/17	204,000
Allis-Chalmers Energy, Inc.	235,000	9.000%		1/15/14	206,011
Aquila, Inc.	510,000	11.875%		7/1/12	499,800
Comstock Resources, Inc.	675,000	6.875%		3/1/12	599,252
Forbes Energy Services, Ltd.	365,000	11.000%		2/15/15	253,675
Helix Energy Solutions Group, Inc. -144A	600,000	9.500%		1/15/16	384,000
KCS Energy, Inc.	140,000	7.125%		4/1/12	100,100
Key Energy Services, Inc.	510,000	8.375%		12/1/14	377,400
Linn Energy, LLC - 144A	320,000	9.875%		7/1/18	216,000
Mariner Energy, Inc.	575,000	7.500%		4/15/13	396,750
Mariner Energy, Inc.	370,000	8.000%		5/15/17	218,300
National Oilwell Varco, Inc.	185,000	6.125%		8/15/15	161,636
Petrohawk Energy Corp.	550,000	9.125%		7/15/13	451,060
Quicksilver Resources, Inc.	670,000	8.250%		8/1/15	465,650
Sandridge Energy, Inc. - 144A	430,000	8.000%		6/1/18	285,950
United Refining Co.	295,000	10.500%		8/15/12	207,465
					5,027,049
Packing & Containers - 0.34%
Berry Plastics Corp.	240,000	9.503%	+	2/15/15	180,420

Pharmaceuticals - 0.58%
Omnicare, Inc.	390,000	6.750%		12/15/13	311,566

Pipelines - 0.95%
Dynegy Roseton Danskammer Pass Through Trust Series B	615,000	7.670%		11/8/16	508,634

Printing Services - 0.63%
Cenveo Corp.	515,000	7.875%		12/1/13	335,977

Retail - Apparel - 1.37%
Brown Shoe Co., Inc.	375,000	8.750%		5/1/12	351,342
Collective Brands, Inc.	510,000	8.250%		8/1/13	382,500
					733,842

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham High-Yield Bond Fund (Continued)
October 31, 2008
	Principal	Interest		Maturity	Market
Security	Amount	Rate		Date	Value
Retail - Computer Equipment - 0.32%
GameStop Corp.	$ 185,000	8.000%		10/1/12	$ 171,589

Retail - Drug Store - 0.39%
Rite Aid Corp.	335,000	7.500%		3/1/17	207,132

Retail - Restaurants - 0.35%
Yum! Brands, Inc.	245,000	6.250%		3/15/18	185,292

REITS - Hotels - 0.22%
FelCor Lodging LP	170,000	8.500%		6/1/11	119,850

Semiconductors - 0.59%
Conexant Systems, Inc.	318,000	6.554%	+	11/15/10	314,820

Software - 0.61%
Broadridge Financial Solutions, Inc.	300,000	6.125%		6/1/17	213,992
Vangent, Inc.	195,000	9.625%		2/15/15	115,050
					329,042
Steel - 1.24%
AK Steel Corp.	725,000	7.750%		6/15/12	666,858

Storage - 0.69%
Mobile Services Group, Inc.	490,000	9.750%		8/1/14	367,500

Telecommunications - 8.64%
American Tower Corp. - 144A	340,000	7.000%		10/15/17	295,800
Broadview Networks Holdings, Inc.	685,000	11.375%		9/1/12	493,200
Centennial Communications Corp.	1,085,000	8.125%		2/1/14	934,456
Cricket Communications, Inc.	340,000	9.375%		11/1/14	272,082
Frontier Communications Corp.	595,000	6.625%		3/15/15	447,811
iPCS, Inc.	365,000	4.925%	+	5/1/13	281,050
Millicom International Cellular SA	560,000	10.000%		12/1/13	440,300
Nextel Communications, Inc.	220,000	6.875%		10/31/13	125,400
Sprint Nextel Corp.	925,000	6.000%		12/1/16	652,298
Virgin Media Finance Plc	520,000	8.750%		4/15/14	364,000
Windstream Corp.	365,000	8.125%		8/1/13	324,307
					4,630,704
Telephone - 6.46%
Cincinnati Bell, Inc.	1,300,000	8.375%		1/15/14	999,292
GC Impsat Holdings I PLC - 144A	435,000	9.875%		2/15/17	291,450
GCI, Inc.	520,000	7.250%		2/15/14	416,000
Global Crossing UK Finance PLC	350,000	10.750%		12/15/14	276,500
Qwest Capital Funding, Inc.	315,000	7.000%		8/3/09	298,440
Qwest Communications International, Inc.	580,000	7.500%		2/15/14	487,534
Syniverse Technologies, Inc.	390,000	7.750%		8/15/13	312,000
Time Warner Telecom Holdings, Inc.	475,000	9.250%		2/15/14	384,750
					3,465,966
Theaters - 0.62%
AMC Entertainment, Inc.	360,000	8.625%		8/15/12	331,661

Transportation - 1.46%
Kansas City Southern de Mexico SA de CV	460,000	7.625%		12/1/13	359,950
Kansas City Southern de Mexico SA de CV	500,000	9.375%		5/1/12	422,500
					782,450

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham High-Yield Bond Fund (Continued)
October 31, 2008
	Principal	Interest		Maturity	Market
Security	Amount	Rate		Date	Value
Vitamins & Nutrition - 0.51%
NBTY, Inc.	$ 368,000	7.125%		10/1/15	$ 275,722

TOTAL CORPORATE BONDS
(Cost - $58,062,953)					45,674,383

CONVERTIBLE BONDS - 1.24%
Cable Television - 0.29%
General Cable Corp.	310,000	1.000%		10/15/12	155,775

Healthcare-Products - 0.22%
Hologic, Inc.	235,000	2.000%		12/15/37	115,885

Mining - 0.23%
Century Aluminum Co.	225,000	1.750%		8/1/24	125,597

Oil & Gas - 0.26%
Transocean, Inc.	160,000	1.625%		12/15/37	140,800

REITS - Hotels - 0.24%
Host Hotels & Resorts LP - 144A	205,000	2.625%		4/15/27	127,356

TOTAL CONVERTIBLE BONDS
(Cost - $699,922)					665,413

SHORT TERM INVESTMENTS - 8.97%	Shares
Citi Dollars On Deposit	4,810,970	0.880%	+		4,810,970

TOTAL SHORT TERM INVESTMENTS
(Cost - $4,810,970)					4,810,970

Total Investments - 95.38%
(Cost - $63,573,845)					51,150,766
Other assets less liabilities - 4.62%					2,478,809
NET ASSETS - 100.00%					$ 53,629,575
____________
+ Variable rate security. Interest rate shown is as of October 31, 2008.
144A- Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers.

See accompanying notes to financial statements.

Dunham Monthly Distribution Fund

Message from the Sub-Adviser (Westchester Capital Management, Inc.)

On September 29, 2008, the Dunham Funds completed a reorganization with the Kelmoore Strategic Trust between the Kelmoore Strategy Fund, the Kelmoore Strategy Eagle Fund, the Kelmoore Strategy Liberty Fund and the Dunham Monthly Distribution Fund.  The Dunham Monthly Distribution Fund is considered the successor to the Kelmoore Strategy Liberty Fund. The Dunham Monthly Distribution Fund is sub-advised by Westchester Capital Management, Inc. (Westchester). Westchester has been working to align the Fund’s holdings with its investment strategy.

Westchester’s first step to realign the portfolio was to directly sell some of the high volatility positions. Some of these holdings historically exhibited extreme swings in performance relative to the market and in a market where volatility is increasing these holdings may exhibit even wider swings in price. Holdings with these characteristics are not desirable in Westchester’s investment process. To exit the other undesirable positions, Westchester sold deep in-the-money October expiration calls, which allowed the manager to take in some extra option premium while exiting the positions. Writing deeper in the money made the calls more likely to be assigned at expiration, which meant that the stocks would be called away from the Fund, and effectively exited. This also provided an additional buffer on the holdings, since a decline in the price would be partially offset by the higher option premium that was collected.

With the proceeds from the sales of the historically volatile positions, Westchester began employing some of this capital towards some of the larger and more liquid merger arbitrage investments. Additionally, the manager purchased some S&P 500 Spiders (SPY), which tend to track the performance of the S&P 500 Index. The manager proceeded to write at-the-money calls on the Spiders to increase the portfolio’s tracking versus the assigned benchmark, the CBOE S&P 500 Buy/Write Index (BXM).

Furthermore, Westchester allocated just under 10 percent of the portfolio to short-term investment grade corporate debt obligations, in order to generate some additional income as well as take a more defensive stance against the market. Westchester continues to adjust the portfolio to align it more closely with their investment process.

Growth of $10,000 Investment – (Unaudited)

Total Returns as of October 31, 2008

	One Year	Annualized Annualized Three Years Five Years	Annualized Since Inception (12/26/00)*
Class N	N/A	N/A N/A	(6.45)%**
Class C Class A with load of 5.75% Class A without load	(25.54)% (29.16)% (25.02)%	(4.20)% (2.75)% (5.35)% (3.13)% (3.54)% (2.02)%	(4.40)% (4.40)% (3.72)%
CBOE S&P 500 Buy/Write Index	(26.54)%	(2.27)% 1.83%	0.44%

  *Kelmoore Strategy Liberty Fund, the predecessor fund to Monthly Distribution, commenced operations on December 26, 2000.

**Class N commenced operations on September 29, 2008.

The CBOE S&P 500 Buy/Write Index is a benchmark index designed to track the performance of a hypothetical buy-write strategy on the S&P 500 Index.  Investors cannot invest directly in an index or benchmark.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including underlying funds, are 1.55% for Class N, 2.55% for Class C and 1.80% for Class A. The performance data quoted here represents past performance, which is not indicative of future results.  Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distributions.  For performance information current to the most recent month-end, please call 1-800-442-4358.

UPortfolio Composition* - (Unaudited)

Multi-Sector                                                                                      45.81%

Financial                                                                                            9.61%

Consumer Staples                                                                               9.33%

Cash Equivalents                                                                                9.25%

Industrial                                                                                             9.11%

Materials

                         6.37%

Information Technology

                         6.25%

Health Care

                     4.27%

Total

                      100.00%

*Based on total market value of investments as of October 31, 2008.

Percentages may differ from Schedule of Investments which are based on

Fund net assets.

SCHEDULE OF INVESTMENTS
Dunham Monthly Distribution Fund
October 31, 2008

				Share	Market
Security				Amount	Value
COMMON STOCK - 85.36%
Agriculture - 5.75%
UST, Inc. ^				53,800	$ 3,636,342

Beverages - 3.82%
Anheuser-Busch Cos, Inc.				38,900	2,412,967

Biotechnology - 4.38%
Genentech, Inc. *				16,800	1,393,392
ImClone Systems, Inc. *				20,000	1,375,200
					2,768,592
Chemicals - 6.54%
Huntsman Corp. ^				200,000	2,020,000
Rohm & Haas Co.				30,000	2,110,500
					4,130,500
Computers - 3.27%
Diebold, Inc. ^				50,000	1,486,000
SanDisk Corp. * ^				64,900	576,961
					2,062,961
Growth & Income ETFs - 2.99%
iShares Dow Jones Select Dividend Index Fund ^				40,000	1,885,600

Growth - Large Cap ETFs - 48.93%
PowerShares S&P 500 BuyWrite Portfolio				61,956	1,192,033
SPDR Trust Series 1 ^				306,800	29,707,444
					30,899,477
Health & Biotechnology ETFs - 2.95%
Health Care Select Sector SPDR Fund ^				70,000	1,862,000

Insurance - 6.73%
Nationwide Financial Services				44,551	2,107,708
Philadelphia Consolidated Holding, Co. *				36,600	2,140,734
					4,248,442

TOTAL COMMON STOCK
(Cost - $62,785,896)					53,906,881

	Principal	Interest		Maturity
Security	Amount	Rate		Date
CORPORATE BONDS - 15.65%
Diversified Banking Instituitions - 3.14%
Goldman Sachs Group, Inc.	$2,000,000	2.920%	+	12/22/08	1,982,522

Diversified Manufacturing - 3.17%
Acuity Brands, Inc.	2,000,000	6.000%		2/1/09	2,002,999

Machinery- Farm - 3.02%
Case New Holland, Inc.	2,000,000	6.000%		6/1/09	1,910,000

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Monthly Distribution Fund (Continued)
October 31, 2008

	Principal	Interest		Maturity	Market
Security	Amount	Rate		Date	Value
Transport - Trucks - 3.16%
Roadway Corp.	$2,000,000	8.250%		12/1/08	$ 1,997,500

Office Automation & Equipment - 3.16%
Xerox Corp.	2,000,000	9.750%		1/15/09	1,992,457

TOTAL CORPORATE BONDS
(Cost - $9,952,549)					9,885,478

Total Investments - 101.01%
(Cost - $72,738,445)					63,792,359
Liabilities less other assets - (1.01)%					(639,530)
NET ASSETS - 100.00%					$ 63,152,829

					Market
SCHEDULE OF WRITTEN CALL OPTIONS	Contracts ***				Value
Diebold, Inc.	500				$ 67,500
Expiration November 2008, Exercise Price $30
iShares Dow Jones Select Dividend Index Fund	400				260,000
Expiration November 2008, Exercise Price $40
Huntsman Corp.	2,000				340,000
Expiration November 2008, Exercise Price $10
SPDR Trust Series 1	300				289,500
Expiration November 2008, Exercise Price $90
SPDR Trust Series 1	2,034				986,490
Expiration November 2008, Exercise Price $97
SPDR Trust Series 1	300				100,500
Expiration November 2008, Exercise Price $100
SanDisk Corp.	85				6,970
Expiration November 2008, Exercise Price $10
UST, Inc.	50				13,750
Expiration November 2008, Exercise Price $65
Health Care Select Sector SPDR Fund	700				252,000
Expiration November 2008, Exercise Price $23
TOTAL WRITTEN CALL OPTIONS
(Proceeds - $3,670,692)					$ 2,316,710

+ Variable rate security. Interest rate shown is as of October 31, 2008.
^ Subject to Call Option Written
*** Each Option contract allows the holder of the option to purchase or sell 100 shares of the underlying security

See accompanying notes to financial statements.

Dunham Appreciation & Income Fund

Message from the Sub-Adviser (Calamos Advisors, LLC)

Calamos outperformed the Fund’s benchmark, the Merrill Lynch Convertibles ex Mandatory Index, by nearly 2 percent in the fourth fiscal quarter.  Strong security selection within the Consumer Discretionary sector helped quarterly performance.  Nike (NKE) continued its strong performance in the fourth fiscal quarter.  Nike has continued to post excellent quarterly reports.  They have topped analyst expectations in each of the past five quarters.  Management called the Beijing Olympics their most successful single event ever given the high viewership and Nike’s product positioning.  Concern about stagnant sales in China following the Olympics were put to rest by the reported 50 percent increase in futures sales for the September-January period.

Among the portfolio’s larger holdings were some contradictions to the generally poor market performance.  Notably ITT Educational Services, Inc. (ESI) lost just 1.0 percent over the fourth fiscal quarter, while Apollo Group (APOL) gained 11.6 percent.  Both companies provide post secondary educational services.  Such companies have benefited from workers using the economic downturn as an opportunity to acquire new skills due to the lower opportunity cost.

Energy and materials sold off sharply in the quarter.  The portfolio was helped by being underweight the benchmark in both areas. However, relative performance was hurt by being underweight the better performing healthcare sector.  The earnings consistency of the sector is attractive to investors in the rough market environment. While security selection was strong in the space, relative performance was hurt by being slightly underweight the sector.  Biogen Idec (BIIB) came under pressure in the quarter.  Negative news linked to their Multiple Sclerosis drug Tysabri put Biogen under pressure and the stock lost 39 percent over the quarter.

The Fund was helped by the portfolio’s exclusion of securities rated CCC and lower. The benchmark is 7.8 percent CCC and below. This focus on quality helped in the quarter.  The portfolio was helped by overweighting investment grade securities.  The focus on higher quality holdings helped in the quarter, as investment grade convertible securities outperformed non-investment grade convertibles by over 13 percent. Performance was negatively impacted by the allocation to equities. 51 percent of the portfolio is allocated to equities which underperformed convertibles in the fourth fiscal quarter.

Growth of $10,000 Investment – (Unaudited)

Total Returns as of October 31, 2008

	One Year	Annualized Three Years	Annualized Since Inception (12/10/04)
Class N	(37.06)%	(4.66)%	(3.39)%
Class C Class A with load of 5.75% Class A without load	(37.80)% (40.94)% (37.32)%	(5.62)% N/A N/A	(4.36)% (17.08)%* (14.37)%*
ML Conv. ex Mandatory Index	(35.35)%	(6.48)%	(5.33)%

*Class A commenced operations on January 3, 2007.

The Merrill Lynch Convertibles ex Mandatory Index measures the performance of convertible securities of all corporate sectors with a par amount of $25 million or more and a maturity of at least one year and excludes preferred equity redemption stocks and converted securities.  Investors cannot invest directly in an index or benchmark.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including underlying funds, are 1.88% for Class N, 2.88% for Class C and 2.13% for Class A.  The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distributions.  For performance information current to the most recent month-end, please call 1-800-442-4358.

Portfolio Composition* - (Unaudited)

Common Stock

46.48%

Convertible Bonds

43.00%

Preferred Stock

  6.64%

Cash Equivalents

  3.88%

Total

   100.00%

*Based on total market value of investments as of October 31, 2008.

Percentages may differ from Schedule of Investments which are based on Fund net assets.

SCHEDULE OF INVESTMENTS
Dunham Appreciation & Income Fund
October 31, 2008

					Market
Security				Shares	Value
COMMON STOCK - 46.71%
Aerospace/Defense - 0.59%
United Technologies, Corp.				3,045	$ 167,353

Apparel - 3.22%
Nike, Inc. - Class B				16,000	922,080

Beverages - 3.98%
Coca-Cola Co.				14,500	638,870
Molson Coors Brewing Co. - Cl. B				4,575	170,922
PepsiCo, Inc.				5,800	330,658
					1,140,450
Commercial Services - 5.45%
Accenture, Ltd.				12,475	412,299
Apollo Group, Inc. - Cl. A*				7,400	514,374
ITT Educational Services, Inc.*				7,210	631,957
					1,558,630
Computers - 0.88%
Dell, Inc.*				20,800	252,720

Cosmetics/Personal Care - 0.47%
Estee Lauder Co's., Inc.				3,700	133,348

Diversified Financial Services - 0.78%
Blackrock, Inc.				1,000	131,340
Janus Capital Group, Inc.				7,800	91,572
					222,912
Diversified Manufacturing - 1.72%
Honeywell International, Inc.				9,195	279,988
Illinois Tool Works, Inc.				6,400	213,696
					493,684
Food - 0.58%
Sysco Corp				6,300	165,060

Healthcare Products - 2.80%
Alcon, Inc.				3,510	309,301
Johnson & Johnson				8,050	493,787
					803,088
Insurance - 1.17%
Aon Corp.				7,900	334,170

Internet - 2.16%
Ebay, Inc.				16,700	255,009
Amazon.com, Inc.*				6,332	362,444
					617,453
Investment Services - 1.97%
T. Rowe Price Group, Inc.				14,300	565,422

Oil & Gas - 2.28%
Ensco International, Inc.				3,265	124,103
Halliburton Co.				8,315	164,554
Noble Corp.				8,000	257,680
Pride International, Inc.*				5,705	107,197
					653,534

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Appreciation & Income Fund (Continued)
October 31, 2008

					Market
Security				Shares	Value
Pharmaceuticals - 3.05%
Express Scripts, Inc. - Cl. A*				8,700	$ 527,307
Novo Nordisk - ADR				6,450	345,140
					872,447
Retail - 1.50%
Coach, Inc.*				20,900	430,540

Software - 8.42%
Adobe Systems, Inc.*				17,600	468,864
Infosys Technologies Ltd. - ADR				7,690	225,471
Intuit, Inc.*				22,825	571,995
Microsoft Corp.*				21,950	490,144
Oracle Corp.				35,800	654,782
					2,411,256
Telecommunications - 4.21%
America Movil-ADR				5,365	165,993
Cisco Systems, Inc.*				25,125	446,470
Nokia Corp. - ADR				16,800	255,023
QUALCOMM, Inc.				8,800	336,687
					1,204,173
Toys - 1.48%
Nintendo Co., Ltd - ADR				10,885	424,515

TOTAL COMMON STOCK
(Cost - $17,339,428)					13,372,835

		Dividend
Security	Shares	Rate
PREFERRED STOCK - 6.67%
Agriculture - 0.91%
Archer-Daniels Midland Co.	9,100	6.250%			261,170

Banks - 2.36%
Bank of America Corp.	965	7.250%			675,500

Finance-Investment Banking - 2.19%
Citigroup, Inc	19,200	6.500%			625,958

Insurance - 0.07%
American International Group, Inc.	4,000	8.500%			18,520

Pharmaceuticals - 0.28%
Schering Plough Corp.	600	6.000%			80,868

Mining - 0.86%
Freeport-McMoran Copper & Gold, Inc. Convertible	5,075	6.750%			247,153

TOTAL PREFERRED STOCK
(Cost - $3,147,485)					1,909,169

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Appreciation & Income Fund (Continued)
October 31, 2008

	Principal	Interest		Maturity	Market
Security	Amount	Rate		Date	Value
CONVERTIBLE BONDS - 43.20%
Aerospace & Defense - 2.30%
L-3 Communications Corp.	$ 690,000	3.000%		8/1/35	$ 658,950

Biotechnology - 4.76%
Amgen, Inc	720,000	0.375%		2/1/13	628,059
Genzyme Corp.	720,000	1.250%		12/1/23	734,967
					1,363,026
Commercial Services - 1.04%
Alliance Data Systems, Inc. - 144A	400,000	1.750%		8/1/13	297,000

Computers - 7.19%
EMC Corp.	445,000	1.750%		12/1/13	382,279
EMC Corp.	970,000	1.750%		12/1/11	923,925
NetApp, Inc. - 144A	1,140,000	1.750%		6/1/13	750,975
					2,057,179
Diversified Financial Services - 0.64%
Affiliated Manager Group, Inc.-144A	300,000	3.950%		8/15/38	186,000

Electrical Components & Equipments - 0.74%
Suntech Power Holding Co., Ltd.	80,000	0.250%		2/15/12	50,100
Suntech Power Holding Co., Ltd.	345,000	3.000%		3/15/13	160,856
					210,956
Healthcare Services/Products - 5.39%
Beckman Coulter, Inc.	750,000	2.500%		12/15/36	645,938
Medtronic, Inc.	1,080,000	1.625%		4/15/13	898,534
					1,544,472
Internet - 2.90%
Symantec Corp.	240,000	0.750%		6/15/11	198,830
Symantec Corp.	801,000	1.000%		6/15/13	630,947
					829,777
Machinery - 0.82%
AGCO Corp.	277,000	1.250%		12/15/36	234,411

Oil & Gas - 5.59%
Chesapeake Energy Corp.	460,000	2.250%		12/15/38	226,319
Sesi, LLC	556,000	1.500%	+	12/15/26	373,910
Transocean, Inc.	1,135,000	1.625%		12/15/37	998,800
					1,599,029
Pharmaceuticals - 4.79%
Gilead Sciences, Inc.	470,000	0.625%		5/1/13	596,543
Teva Pharmaceutical Finance Co. BV	490,000	1.750%		2/1/26	497,716
Teva Pharmaceutical Finance LLC	295,000	0.250%		2/1/26	276,194
					1,370,453

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Appreciation & Income Fund (Continued)
October 31, 2008

	Principal	Interest		Maturity	Market
Security	Amount	Rate		Date	Value
Retail - 0.94%
Best Buy, Inc.	$ 360,000	2.250%		1/15/22	$ 270,187

Semiconductor - 2.50%
Intel Corp.	690,000	2.950%		12/15/35	495,546
ON Semiconductor Corp.	380,000	2.625%		12/15/26	222,288
					717,834
Software - 1.23%
CA, Inc.	350,000	1.625%		12/15/09	353,063

Telecommunications - 2.36%
NII Holdings, Inc	250,000	2.750%		8/15/25	187,500
Nuance Communications, Inc.	610,000	2.750%		8/15/27	488,762
					676,262
TOTAL CONVERTIBLE BONDS
(Cost - $16,027,411)					12,368,599

SHORT TERM INVESTMENTS - 3.89%	Shares
Citi Dollars on Deposit	1,114,774	0.880%	+		1,114,774
TOTAL SHORT TERM INVESTMENTS
(Cost - $1,114,774)					1,114,774

Total Investments - 100.47%
(Cost - $37,629,098)					28,765,377
Liabilities less other assets - (0.47)%					(134,654)
NET ASSETS - 100.00%					$ 28,630,723

*Non-income producing security
+Variable rate security. Interest rate shown is as of October 31, 2008
ADR- American Depositary Receipts.
144A- Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers.

See accompanying notes to financial statements.

Dunham Large Cap Value Fund

Message from the Sub-Adviser (C.S. Mckee, L.P.)

Large cap value stocks outperformed large cap growth stocks for the first time since the first fiscal quarter of 2008, beating large growth by more than 400 bps.  The manager cited sector allocation as the main driver of performance in the portfolio.  An underweight in financials and an overweight in the energy sector detracted from relative performance at the beginning of the quarter, but the underweight to financials helped in October.

C.S. McKee continued to underweight the financial sector in the fourth quarter, investing only 16 percent of the portfolio in that sector while the benchmark index had almost 25 percent in financial firms.  This allocation detracted from relative performance early in the quarter as the financial sector outperformed, but helped in October as financials dropped 25 percent.  The manager did make some changes, however, selling Unionbancal Corporation (UB) and replacing it with Bank of New York Mellon Corporation (BK), which was thought to be a better value.  McKee also sold positions in American International Group (AIG) and SLM Corporation (SLM) which were thought to be too risky and no longer good values.  Washington Mutual, Inc. (WM) was wisely sold toward the end of the previous quarter when it was still trading above $5.00 per share.  While the manager is still looking for value in the financial sector, there are no plans to increase the allocation to this sector until there is less uncertainty about the financial system.

The manager continued an overweight in the energy sector in the fourth fiscal quarter.  Heavy exposure to this sector was responsible for half of the underperformance relative to the benchmark.  Energy stocks fared poorly in the fourth quarter as the price of oil fell.  McKee still believes there is value in this sector and plans no changes, citing that the prices of energy stocks fell more sharply as oil prices dropped more than they rose when oil prices went up.

The portfolio was underweight in the healthcare sector as the index increased its exposure.  Previously, it had been equal weight to the index.  The manager feels that large pharmaceutical companies are currently overvalued and has no plans to increase exposure to this sector.

McKee did well in the consumer staples sector on both a relative and absolute basis.  A large position in Wal-Mart Stores, Inc. (WMT), which lost only 4.4 percent in the fourth quarter, enhanced performance in this sector.  Another big winner in the portfolio in this sector was General Mills, Inc. (GIS), which gained almost 6 percent in the quarter.

Going forward, the manager anticipates sluggish to negative growth for the economy for the next two or three quarters, interest rates to remain flat unless inflation increases substantially, and a probable bailout package for financial firms.  No material changes are planned for the portfolio with regard to construction or strategy.  The manager will continue to look for value in the financial sector, but hold off on buying until there is more stability.

.

Growth of $10,000 Investment – (Unaudited)

Total Returns as of October 31, 2008

	One Year	Annualized Three Years	Annualized Since Inception (12/10/04)
Class N	(37.14)%	(7.01)%	(3.42)%
Class C Class A with load of 5.75% Class A without load	(37.74)% (40.95)% (37.34)%	(7.91)% N/A N/A	(4.35)% (21.43)%* (18.85)%*
Russell 1000 Value Index	(36.80)%	(5.24)%	(2.69)%

*Class A commenced operations on January 3, 2007.

The Russell 1000 Value Index measures the performance of the 1,000 largest companies in the Russell 3000 Index with lower price-to-book ratios and lower forecasted growth values.  Investors cannot invest directly in an index or benchmark.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including underlying funds, are 1.35% for Class N, 2.35% for Class C and 1.60% for Class A.  The performance data quoted here represents past performance, which is not indicative of future results.  Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any.   The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358.

                  Portfolio Composition* - (Unaudited)

Energy

19.88%

Financial

15.84%

Consumer Staples

13.91%

Industrial

11.87%

Health Care

10.22%

Consumer Discretionary

  7.73%

                Information Technology

 6.04%

                Cash Equivalents

 5.01%

                Utilities

     4.14%

                Materials

     3.08%

                Telecommunication Services

     2.28%

Total

 100.00%

*Based on total market value of investments as of October 31, 2008.

Percentages may differ from Schedule of Investments which are based on Fund net assets.

SCHEDULE OF INVESTMENTS
Dunham Large Cap Value Fund
October 31, 2008

		Market			Market
Security	Shares	Value	Security	Shares	Value
COMMON STOCK - 95.36%			Investment Services - 3.18%
Aerospace & Defense - 4.11%			Merrill Lynch & Co., Inc.	63,814	$ 1,186,302
Honeywell International, Inc.	20,872	$ 635,552
United Technologies Corp.	16,316	896,727	Medical - 5.52%
		1,532,279	Johnson & Johnson	8,700	533,658
Air Courier - 0.65%			Laboratory Corp. of America Holdings*	10,502	645,768
Fedex Corp.	3,708	242,392	Pfizer, Inc.	21,899	387,831
			Quest Diagnostics, Inc.	10,500	491,400
Banks - 11.37%					2,058,657
Bank of New York Mellon Corp.	44,200	1,440,920	Metals - 1.27%
JPMorgan Chase & Co.	29,902	1,233,458	Alcoa, Inc.	41,040	472,370
SunTrust Banks, Inc.	11,614	466,186
U.S. Bancorp	36,907	1,100,198	Mining - 1.83%
		4,240,762	Freeport-McMoran Copper & Gold, Inc.	23,400	680,940
Beverages-4.33%
Anheuser-Busch Companies, Inc.	26,000	1,612,780	Oil - 19.95%
			Apache Corp.	19,032	1,566,905
Computers - 1.31%			ChevronTexaco Corp.	25,100	1,872,460
Dell, Inc.*	40,200	488,430	ConocoPhillips	28,096	1,461,554
			Marathon Oil Corp.	47,274	1,375,673
Conglomerates - 5.87%			Transocean, Inc.	14,100	1,160,853
Dover Corp.	23,100	733,887			7,437,445
Emerson Electric Co.	18,852	617,026	Pharmaceuticals - 3.27%
Fortune Brands, Inc.	13,767	525,073	Amerisource Bergen Corp.	20,200	631,654
General Electric Co.	16,327	318,540	Watson Pharmaceuticals, Inc.*	22,400	586,208
		2,194,526			1,217,862
Cosmetics/Personal Care - 4.66%			Railroads - 3.46%
Procter & Gamble Co.	26,900	1,736,126	Burlington Northern Santa Fe Corp.	14,500	1,291,370

Electric Utilities - 4.16%			Retail-Apparel - 0.94%
FPL Group, Inc.	10,836	511,893	Gap, Inc.	27,000	349,380
Public Service Enterprise Group, Inc.	36,900	1,038,735
		1,550,628	Retail-Auto Parts - 2.20%
Food Processing - 1.58%			Autozone, Inc.*	6,436	819,238
General Mills, Inc.	8,675	587,645
			Retail-Consumer Electronics - 1.30%
Healthcare-Services - 1.48%			Best Buy, Inc.	18,100	485,261
Humana, Inc *	18,600	550,374
			Retail-Discount - 1.92%
Industrial Equipment - 0.87%			Wal-Mart Stores, Inc.	12,800	714,368
Ingersoll-Rand Co.- Cl. A	17,580	324,351
			Semiconductors - 3.10%
Insurance - 1.34%			Intel Corp.	72,228	1,155,648
Allstate Corp.	12,732	335,997
Hartford Financial			Telephone-Integrated - 2.29%
Services Group, Inc.	15,840	163,469	AT&T, Inc.	31,945	855,168
		499,466

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Large Cap Value Fund (Continued)
October 31, 2008

		Market			Market
Security	Shares	Value	Security	Shares	Value
Tobacco - 3.40%			SHORT TERM INVESTMENTS - 5.03%
Altria Group, Inc.	37,095	$ 711,853	Citi Dollars on Deposit, 0.88% +	1,876,729	$ 1,876,729
Philip Morris International, Inc.	12,795	556,199
		1,268,052	TOTAL SHORT TERM INVESTMENTS
			(Cost - $1,876,729)		1,876,729
TOTAL COMMON STOCK
(Cost - $41,383,517)		$ 35,551,820	Total Investments - 100.39%
			(Cost - $43,260,246)		37,428,549
			Liabilities less other assets - (0.39)%		(144,047)
			NET ASSETS - 100.00%		$ 37,284,502
*Non-income producing security.
+ Variable rate security. Interest rate shown is as of October 31, 2008.

See accompanying notes to financial statements.

Dunham Real Estate Stock Fund

Message from the Sub-Adviser (Ten Asset Management, Inc.)

After real estate stocks as measured by the Dow Jones Wilshire Real Estate Securities Index fell just 8 percent in the third fiscal quarter, the fourth quarter saw a much poorer performance. Real estate stocks lost close to 32 percent in the fourth quarter, which is the cause of the nearly 33 percent year-to-date loss.  Sectors such as office, industrial, and residential, which had somewhat favorable returns last quarter fared much worse this quarter with office/industrial losing more than 35 percent compared to a positive 1 percent return a quarter ago.  Self storage and healthcare served to hold up the index this quarter with 5 and 15 percent losses, respectively.

One of the strongest portfolio performers for the fourth fiscal quarter was Getty Realty Corporation (GTY) whose business mainly consists of service stations and convenience stores.  The holding returned 6.4 percent this quarter, a continuation of their success last quarter in which they had a return of 6.2 percent.  Public Storage Inc. (PSA) also managed to eke out a slim positive return of 0.1 percent, ahead of the self storage sector in general.

Unfortunately, many holdings that performed well last quarter had dramatic changes of fortune.  Vornado Realty Trust (VNO), for instance, suffered a 25 percent loss for the quarter after returning positive 3 percent last quarter.  Vornado is among the larger holdings in the portfolio.  HRPT Properties Trust (HRP), the largest holding in the portfolio as of the end of the quarter, lost more than 45 percent in the quarter after returning positive 4 percent last quarter.  This performance was primarily due to the company’s exposure to office space, mainly in central business districts, which was among the worst performing sectors in real estate this quarter.

The manager continues to overweight diversified REITs, which helped performance over the quarter and year-to-date, since this industry group has shown buoyancy even in the more difficult months. The manager has continued to factor in the benefits of the more stable industry groups within the real estate space, but has been aware of other groups such as healthcare that have shown signs of significant growth.

Growth of $10,000 Investment – (Unaudited)

Total Returns as of October 31, 2008

	One Year	Annualized Three Years	Annualized Since Inception (12/10/04)
Class N	(40.64)%	(8.56)%	(4.77)%
Class C Class A with load of 5.75% Class A without load	(41.23)% (44.25)% (40.86)%	(9.46)% N/A N/A	(5.70)% (29.44)%* (27.11)%*
DJ Wilshire Real Estate Index	(42.00)%	(7.28)%	(3.27)%

*Class A commenced operations on January 3, 2007.

The Dow Jones Wilshire Real Estate Securities Index is a market-capitalization weighted index which provides a broad measure of the performance of publicly traded real estate securities.  Investors cannot invest directly in an index or benchmark.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including underlying funds, are 1.74% for Class N, 2.74% for Class C and 1.99% for Class A.  The performance data quoted here represents past performance, which is not indicative of future results.  Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358.

           Portfolio Composition* - (Unaudited)

Health Care

 16.99%

Diversified.

 16.21%

Office Property

 15.47%

Apartments

 12.94%

Regional Malls

   9.44%

Other

   8.32%

Storage

   6.61%

Cash Equivalents

   6.09%

Shopping Centers

   4.64%

Hotels

   3.29%

Total

100.00%

*Based on total market value of investments as of October 31, 2008.

Percentages may differ from Schedule of Investments which are based on

 Fund net assets.

SCHEDULE OF INVESTMENTS
Dunham Real Estate Stock Fund
October 31, 2008

		Market			Market
Security	Shares	Value	Security	Shares	Value
COMMON STOCK - 93.72%			REITs - Regional Malls - 9.42%
REITs - Apartments - 12.92%			CBL & Associates Properties, Inc.	3,500	$ 32,305
Apartment Investment & Management Co.	7,560	$ 110,603	Glimcher Realty Trust	6,100	31,964
Associated Estates Realty Corp.	8,400	68,544	Simon Property Group, Inc.	7,389	495,285
Avalonbay Communities, Inc.	1,384	98,292	Taubman Centers, Inc.	2,800	93,016
Home Properties, Inc.	3,300	133,617	The Macerich Co.	700	20,594
Equity Residential	10,300	359,779			673,164
Essex Property Trust, Inc.	400	38,920	REITs - Shopping Centers - 4.63%
Mid-America Apartment Communities, Inc.	3,200	112,768	Federal Realty Investment Trust	400	24,508
		922,523	Inland Real Estate Corp.	10,500	120,330
REITs - Diversified - 16.17%			Kimco Realty Corp.	4,281	96,665
Digital Realty Trust, Inc.	5,800	194,184	Regency Centers Corp.	500	19,730
Duke Realty Corp.	7,900	111,469	Ramco-Gershenson Properties Trust	5,300	69,854
DuPont Fabros Technology, Inc.	4,300	26,789			331,087
Lexington Realty Trust	5,000	40,150	REITs - Single Tenant - 2.82%
Liberty Property Trust	7,700	183,645	Agree Realty Corp.	4,500	90,315
One Liberty Properties, Inc.	5,500	65,230	Getty Realty Corp.	5,700	110,979
Vornado Realty Trust	7,562	533,499			201,294
		1,154,966	REITs - Storage - 6.60%
REITs - Health Care - 16.96%			Public Storage, Inc.	5,782	471,233
HCP, Inc.	14,100	422,013
Health Care, Inc.	3,900	173,589	REITs - Warehouse - 4.55%
LTC Properties, Inc.	3,900	94,263	AMB Property Corp.	6,900	165,807
National Health Investors, Inc.	3,800	113,772	First Potomac Realty Trust, Inc.	5,200	63,856
Nationwide Health Properties	8,000	238,720	ProLogis	6,813	95,381
Omega Healthcare Investors, Inc.	6,900	103,983			325,044
Ventas, Inc.	1,800	64,908	TOTAL COMMON STOCK
		1,211,248	(Cost - $8,796,032)		6,696,848
REITs - Hotels - 3.29%
Sunstone Hotel Investors, Inc.	6,400	41,920	COMMON STOCK RIGHTS - 0.00%
Host Hotels & Resorts, Inc.	18,668	193,027	Winthrop Realty Trust Rights*	1,760	-
		234,947	TOTAL COMMON STOCK RIGHTS
REITs - Manufactured Homes - 0.94%			(Cost - $0)		-
Equity Lifestyle Properties, Inc.	1,600	67,184
			SHORT TERM INVESTMENTS - 6.07%
REITs - Office Property - 15.42%			Citi Dollars on Deposit, 0.88% +	433,973	433,973
Boston Properties, Inc.	5,394	382,327	TOTAL SHORT TERM INVESTMENTS
BioMed Realty Trust, Inc.	2,700	37,935	(Cost - $433,973)		433,973
Franklin Street Properties, Inc.	9,100	107,653
Highwoods Properties, Inc.	6,300	156,366	Total Investments - 99.79%
HRPT Properties Trust	25,300	91,333	(Cost - $9,230,005)		7,130,821
Brandywine Realty Trust	10,000	86,400	Other Assets less liabilities - 0.21%		14,922
Mack-Cali Realty Corp.	6,500	147,680	NET ASSETS - 100.00%		$ 7,145,743
SL Green Realty Corp.	2,247	94,464
		1,104,158

REIT - Real Estate Investment Trust
+ Variable rate security. Interest rate shown is as of October 31, 2008.
* Non-income producing security

See accompanying notes to financial statements.

Dunham International Stock Fund

Message from the Sub-Adviser (Arrowstreet Capital, L.P.)

International markets, as measured by the MSCI ACW Ex. U.S. Index, were down more than 37 percent for the fourth fiscal quarter of 2008.  Emerging markets hurt the performance of international stocks as the MSCI Emerging Markets Index was down more than 45 percent for the quarter.  The U.S. dollar strengthened quite a bit over the quarter as U.S. investors saw a return of negative 37 percent compared to negative 27 percent for local investors in the quarter.  This left foreign investors with almost 1,000 bps. of excess return over U.S.-based investors.

The manager is currently underweight in financials, but this hurt the Fund in the most in the third fiscal quarter, as the manager was off the benchmark by over 200 bps in July.  Arrowstreet’s overweight to energy also hurt the performance of the Fund in July.  However, half of the value lost in July was made back in August.

Arrowstreet uses a basket approach when choosing securities.  They look at momentum influenced by sectors or baskets, to which the manager refers.  For example, the manager looks at a country but at the same time focuses on a sector within that country.  So, the manager may look at a Canadian energy basket, or a French materials basket, for example.

Although the portfolio’s overall performance was dismal, there were some bright spots among the top ten holdings.  Astrazeneca (AZN LN) returned positive 7.8 percent for the quarter, boosted by positive news particularly with regard to their lung cancer pill, Iressa, which was found to be at least as effective as chemotherapy with few side effects.  Sanofi Aventis (SAN FP), another pharmaceutical company based in France, also returned a positive 9.7 percent for the quarter.

The manager has recently taken a more defensive approach and has moved away from the materials sector and into the healthcare sector.  The manager currently has an underweight in emerging markets compared to the benchmark, which helped the relative performance of the Fund.

Growth of $10,000 Investment – (Unaudited)

Total Returns as of October 31, 2008

	One Year	Annualized Three Years	Annualized Since Inception (12/10/04)
Class N	(47.93)%	(7.67)%	(4.23)%
Class C Class A with load of 5.75% Class A without load	(48.43)% (51.03)% (48.04)%	(8.57)% N/A N/A	(5.16)% (28.05)%* (25.68)%*
MSCI ACW ex US Index	(48.27)%	(3.93)%	(0.10)%

*Class A commenced operations on January 3, 2007

The MSCI All Country World Index ex US is a free float-adjusted market capitalization index designed to measure equity market performance in the global developed and emerging markets excluding holdings in the United States.  Investors cannot invest directly in an index or benchmark.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including underlying funds, are 1.92% for Class N, 2.92% for Class C and 2.17% for Class A.  The performance data quoted here represents past performance, which is not indicative of future results.  Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distribution.  For performance information current to the most recent month-end, please call 1-800-442-4358.

                   Portfolio Composition* - (Unaudited)

Country

Japan.

23.80%

Other

20.13%

United Kingdom

19.20%

Canada

  6.03%

Netherlands

  6.00%

                France

  5.44%

Switzerland

  4.54%

Italy

  4.20%

Cash Equivalents

  4.13%

Israel

  3.39%

Hong Kong

  3.14%

Total

   100.00%

*Based on total market value of investments as of October 31, 2008.

Percentages may differ from Schedule of Investments which are based on

Fund net assets.

SCHEDULE OF INVESTMENTS
Dunham International Stock Fund
October 31, 2008

		Market			Market
Security	Shares	Value	Security	Shares	Value
COMMON STOCK - 97.93%			Chemicals - 4.71%
Aerospace - 0.33%			Akzo Nobel NV	3,299	$ 136,427
European Aeronautic Defence			Asahi Kasei Corp	8,000	30,140
and Space Co. NV	6,655	$ 110,127	Bayer AG	2,754	153,255
Finmeccanica SpA	1,217	15,017	China BlueChemical, Ltd.	232,000	87,996
		125,144	Hitachi Chemical Co., Ltd.	2,000	20,469
Agriculture - 0.76%			Israel Chemicals, Ltd.	24,660	250,115
British American Tobacco PLC	4,364	120,248	JSR Corp.	1,400	15,817
Golden Agri-Resources, Ltd.	681,000	90,823	K+S AG	100	3,869
Japan Tobacco, Inc.	4	14,214	Kingboard Chemical Holdings, Ltd.	92,000	183,642
Swedish Match AB	3,800	52,537	Koninklijke DSM NV	2,257	62,533
		277,822	Lonza Group AG	491	40,458
Airlines - 1.53%			Makhteshim-Agan Industries, Ltd.	71,148	270,925
Air France-KLM	24,877	356,593	Methanex Corp.	3,900	45,516
British Airways PLC	86,282	191,674	Mitsui Chemicals, Inc.	48,000	167,864
Qantas Airways, Ltd.	3,427	5,526	Nitto Denko Corp.	2,500	55,458
Virgin Blue Holdings, Ltd.	12,737	2,920	Shin-Etsu Chemical Co., Ltd.	2,000	106,484
		556,713	Sumitomo Chemical Co., Ltd.	3,000	9,193
Auto Manufacturers - 2.74%			Yara International ASA	3,590	75,038
Daihatsu Motor Co., Ltd.	2,000	14,832			1,715,199
Fiat SpA	10,873	85,836	Coal - 0.38%
Fuji Heavy Industries, Ltd.	14,000	49,328	China Coal Energy Co.	98,000	59,434
Hino Motors, Ltd.	5,000	11,574	Yanzhou Coal Mining Co., Ltd.	128,000	79,051
Honda Motor Co., Ltd.	8,100	201,737			138,485
Isuzu Motors, Ltd.	27,000	47,514	Commercial Banks - 6.36%
Mazda Motor Corp.	29,000	64,421	Allied Irish Banks PLC	45,725	246,702
Mitsubishi Motors Corp. *	31,000	42,926	Anglo Irish Bank Corp PLC	17,904	57,174
Nissan Motor Co., Ltd.	49,700	247,231	Asya Katilim Bankasi AS *	6,979	6,170
Toyota Motor Corp. - ADR	520	39,567	BanColombia SA - ADR	3,154	61,598
Toyota Motor Corp.	4,900	191,661	Barclays PLC	24,803	71,103
		996,628	CITIC International Financial
Auto Parts & Equipment - 1.03%			Holdings, Ltd. *	78,000	49,313
Aisin Seiki Co., Ltd.	1,200	21,269	DnB NOR ASA	7,800	45,225
Denso Corp.	6,000	117,134	Fortis	6,722	7,748
Exedy Corp.	7,500	107,629	Governor & Co. of the Bank of Ireland	53,280	156,520
Stanley Electric Co., Ltd.	1,800	22,667	HBOS PLC	71,814	118,177
Sumitomo Electric Industries, Ltd.	3,800	30,817	HSBC Holdings PLC	35,808	425,943
Tokai Rika Co., Ltd.	3,600	36,476	Lloyds TSB Group PLC	22,802	74,141
Toyoda Gosei Co., Ltd.	2,200	30,937	National Bank of Canada	16,300	608,108
Toyota Boshoku Corp.	800	7,148	Nordea Bank AB	8,000	63,838
		374,077	OTP Bank Nyrt *	3,086	51,525
Beverages - 0.72%			Royal Bank of Scotland Group PLC	105,363	116,520
Asahi Breweries, Ltd.	12,900	213,277	Skandinaviska Enskilda Banken AB	684	6,749
Fomento Economico Mexicano SAB de CV	6,500	16,717	SNS Reaal	1,625	11,860
Kirin Holdings Co Ltd	3,000	33,235	Swedbank AB	16,900	139,043
		263,229			2,317,457
Building Materials - 0.75%			Commercial Services - 0.58%
Asahi Glass Co., Ltd.	10,000	62,940	Dai Nippon Printing Co., Ltd.	10,000	118,344
CRH PLC	1,526	33,359	Northgate PLC	20,510	42,705
Fletcher Building, Ltd.	40,277	136,481	Toppan Printing Co., Ltd.	7,000	51,554
Italcementi SpA	5,655	39,150			212,603
		271,930

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham International Stock Fund (Continued)
October 31, 2008

		Market			Market
Security	Shares	Value	Security	Shares	Value
Computers - 0.23%			Food - 5.38%
Fujitsu, Ltd.	14,000	$ 55,135	Ajinomoto Co., Inc.	7,000	$ 60,539
Research In Motion, Ltd. *	600	29,969	Aryzta AG *	299	10,495
		85,104	BIM Birlesik Magazalar AS	468	9,525
Cosmetics/Personal Care - 0.73%			Casino Guichard Perrachon SA	736	35,044
Shiseido Co., Ltd.	10,000	206,087	Delhaize Group	2,685	150,231
Unicharm Corp.	800	57,472	Kesko OYJ	16,821	391,743
		263,559	Kikkoman Corp.	5,000	50,498
Distribution/Wholesale - 0.94%			Koninklijke Ahold NV	27,721	296,078
Canon Marketing Japan, Inc.	700	11,729	Nestle SA	4,131	159,494
ITOCHU Corp.	2,000	10,587	Nippon Meat Packers, Inc.	10,000	137,384
Mitsubishi Corp.	1,200	20,147	Nisshin Seifun Group, Inc.	13,000	141,169
Mitsui & Co., Ltd.	5,000	48,526	Nissin Foods Holdings Co., Ltd.	1,100	31,494
Sumitomo Corp.	1,900	16,743	Parmalat SpA	143,066	249,912
Toyota Tsusho Corp.	800	7,733	Toyo Suisan Kaisha, Ltd.	4,000	103,302
Wolseley PLC	41,036	225,134	Unicharm Petcare Corp.	1,400	49,481
		340,600	Yamazaki Baking Co., Ltd.	6,000	79,851
Diversified Financial Services- 0.81%					1,956,239
Aiful Corp.	7,400	34,348	Forest Products & Paper - 0.38%
Investec PLC	3,171	12,090	Lee & Man Paper Manufacturing, Ltd.	252,800	82,639
Irish Life & Permanent PLC	45,907	156,233	Mondi PLC	15,145	55,431
Takefuji Corp.	11,410	91,882			138,070
		294,553	Gas - 1.46%
Electric - 3.70%			Centrica PLC	107,555	531,042
Centrais Eletricas Brasileiras SA	12,700	155,085
Cia Energetica de Minas Gerais	8,700	134,712	Hand/Machine Tools - 0.02%
Eletropaulo Metropolitana Eletricidade de			Makita Corp.	500	9,081
Sao Paulo SA	10,100	126,327
Hokuriku Electric Power Co.	1,100	29,036	Healthcare-Products - 1.42%
National Grid PLC	29,749	336,697	Hogy Medical Co., Ltd.	2,400	132,776
Terna Rete Elettrica Nazionale SpA	94,390	302,868	Nihon Kohden Corp.	15,800	267,344
Union Fenosa SA	12,449	262,792	Smith & Nephew PLC	4,516	41,551
		1,347,517	Synthes, Inc.	585	74,950
Electrical Equipment - 0.37%					516,621
Brother Industries, Ltd.	900	6,150	Healthcare-Services - 0.16%
Casio Computer Co., Ltd.	3,800	24,447	MDS, Inc.*	5,700	60,054
Mitsubishi Electric Corp.	15,000	93,141
Zumtobel AG	786	9,682	Holdings Companies - Diversified - 0.56%
		133,420	Drax Group PLC	9,074	84,727
Electronics - 1.10%			Groupe Bruxelles Lambert SA	1,070	78,204
Alps Electric Co., Ltd.	9,200	50,693	IFIL - Investments SpA	4,407	13,593
Laird PLC	26,230	69,263	Istituto Finanziario Industriale SpA *	3,331	28,934
Minebea Co., Ltd.	3,000	8,110			205,459
NEC Corp.	87,000	258,354	Home Builders - 0.50%
Nippon Electric Glass Co., Ltd.	2,000	12,050	Persimmon PLC	29,255	142,311
		398,470	Taylor Wimpey PLC	237,293	39,848
Engineering & Construction - 0.16%					182,159
Aveng, Ltd.	4,672	22,923	Home Furnishings - 0.77%
Skanska AB	3,846	33,630	Panasonic Corp.	14,000	225,819
		56,553	Sony Corp.	2,300	54,599
Entertainment - 0.14%					280,418
Sankyo Co., Ltd.	1,100	49,022

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham International Stock Fund (Continued)
October 31, 2008

		Market			Market
Security	Shares	Value	Security	Shares	Value
Insurance - 1.75%			Mining (Continued) - 3.07%
Aegon NV	10,540	$ 43,572	Lundin Mining Corp.*	28,200	$ 40,821
Amlin PLC	94,098	484,515	MMC Norilsk Nickel - ADR	20,840	217,778
ING Groep NV	9,085	84,786	Mongolia Energy Co., Ltd. *	599,000	256,926
Old Mutual PLC	30,403	24,767	Rio Tinto PLC	1,598	74,969
		637,640	Sumitomo Metal Mining Co., Ltd.	4,000	30,046
Investment Companies - 0.98%			Uranium One, Inc.*	41,800	36,442
Cheung Kong Infrastructure Holdings, Ltd.	30,000	109,883			1,117,307
Israel Corp., Ltd.	111	52,676	Miscellaneous Manufacturing - 1.23%
Investor AB	10,427	156,559	Bombardier, Inc.	30,900	120,210
Man Group PLC	6,188	35,843	FUJIFILM Holdings Corp.	9,900	228,272
		354,961	Konica Minolta Holdings, Inc.	4,500	29,601
Iron/Steel - 2.67%			Nikon Corp.	3,000	42,348
ArcelorMittal	1,605	41,532	Tomkins PLC	14,786	27,249
Hitachi Metals, Ltd.	2,000	15,063			447,680
JFE Holdings, Inc.	3,300	84,338	Office/Business Equipment - 0.13%
Kobe Steel, Ltd.	19,000	30,869	Canon, Inc.	1,000	35,049
Mechel - ADR	5,400	49,518	Seiko Epson Corp.	700	10,530
Nippon Steel Corp.	30,000	101,142			45,579
Novolipetsk Steel OJSC - GDR	1,949	18,321	Oil Comp-Exploration & Production - 2.75%
Outokumpu OYJ	641	6,609	Addax Petroleum Corp.* - 144A	2,700	-
Salzgitter AG	2,759	180,512	CNOOC, Ltd.	332,000	272,584
Severstal GDR	2,647	9,132	CNOOC, Ltd. - ADR	200	16,338
Shougang Concord International			Dragon Oil PLC *	76,915	199,799
Enterprises Co., Ltd.	646,000	53,492	EnCana Corp.	7,100	354,518
Sumitomo Metal Industries, Ltd.	51,000	131,382	Gazprom OAO - ADR	3,162	62,829
ThyssenKrupp AG	4,008	74,722	INPEX Corp.	3	17,445
Voestalpine AG	6,453	156,679	Talisman Energy, Inc.	5,110	50,056
Yamato Kogyo Co., Ltd.	700	16,571	Woodside Petroleum, Ltd.	939	26,340
		969,881			999,909
Leisure Time - 0.13%			Oil Comp-Integrated - 12.90%
Yamaha Corp.	1,300	12,619	BG Group PLC	1,451	21,385
Yamaha Motor Co., Ltd.	3,000	33,222	BP PLC	100,052	819,217
		45,841	China Petroleum & Chemical Corp.	398,000	261,340
Machinery-Diversified - 0.04%			ENI SpA	28,195	669,532
Sumitomo Heavy Industries, Ltd.	5,000	14,868	Husky Energy, Inc.	2,800	83,527
			Imperial Oil, Ltd.	3,200	110,777
Media - 0.48%			Lukoil - ADR	38	1,474
ITV PLC	132,738	64,903	Petro-Canada	10,100	251,700
ProSiebenSat.1 Media AG	12,044	36,979	PetroChina Co., Ltd.	436,000	327,808
Mediaset SpA	13,395	72,404	Royal Dutch Shell PLC - Cl A	13,773	380,361
		174,286	Royal Dutch Shell PLC - Cl B	40,586	1,104,731
Metal Fabricate - 0.13%			Total SA - ADR	11,958	662,952
Norsk Hydro ASA	5,000	20,901			4,694,804
NSK Ltd	2,000	8,176	Oil Refining & Marketing - 1.44%
SKF AB	600	5,441	Caltex Australia, Ltd.	15,045	94,073
Tenaris SA - ADR	538	11,077	DCC PLC	15,859	245,929
		45,595	Nippon Mining Holdings, Inc.	33,500	102,722
Mining - 3.07%			Nippon Oil Corp.	13,000	53,449
Anglo American PLC	1,245	31,383	Showa Shell Sekiyu KK	3,500	28,639
BHP Billiton PLC	3,490	59,554			524,812
Boliden AB	46,500	111,351	Oil & Gas Services - 0.03%
Grupo Mexico SAB de CV	51,400	40,753	Saipem SpA	529	9,892
Inmet Mining Corp.	600	13,280
KGHM Polska Miedz SA	18,443	204,004

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham International Stock Fund (Continued)
October 31, 2008

		Market			Market
Security	Shares	Value	Security	Shares	Value
Pharmaceuticals - 18.10%			Shipbuilding - 0.04%
Astellas Pharma, Inc.	12,000	$ 484,131	Cosco Corp Singapore, Ltd.	26,000	$ 14,222
AstraZeneca PLC	15,311	651,683
Biovail Corp.	25,100	213,872	Software - 1.23%
Chugai Pharmaceutical Co., Ltd.	3,800	54,132	Check Point Software Technologies*	22,036	445,568
Daiichi Sankyo Co., Ltd.	6,900	141,714
Dainippon Sumitomo Pharma Co., Ltd.	9,000	71,223	Telecommunications - 5.22%
GlaxoSmithKline PLC - ADR	32,112	1,242,734	Brasil Telecom Participacoes SA	5,800	124,089
Hisamitsu Pharmaceutical Co., Inc.	700	29,223	Brasil Telecom SA	15,900	96,445
Mediceo Paltac Holdings Co., Ltd.	3,300	35,815	Cellcom Israel, Ltd.	2,745	80,868
Mitsubishi Tanabe Pharma Corp.	7,000	73,792	Foxconn International Holdings, Ltd.*	139,000	51,143
Novartis AG	15,360	774,070	Mobile Telesystems OJSC - ADR	200	7,830
Ono Pharmaceutical Co., Ltd.	1,300	58,044	Nokia OYJ	10,642	162,185
Orion Oyj	3,693	53,992	Nortel Networks Corp.*	133,600	162,625
Roche Holding AG - Genusschein	4,147	629,654	NTT DoCoMo Inc	39	61,953
Sanofi-Aventis SA	15,339	966,881	Option NV*	32,985	96,192
Santen Pharmaceutical Co., Ltd.	1,900	48,670	Partner Communications	852	15,694
Shionogi & Co., Ltd.	15,000	255,710	Tele Norte Leste Participacoes SA	9,400	129,506
Takeda Pharmaceutical Co., Ltd.	11,000	547,426	Telecom Corp of New Zealand, Ltd.	128,931	174,408
Teva Pharmaceutical Industries, Ltd.	3,342	143,321	Telecom Italia SpA	56,799	64,916
UCB SA	4,234	107,222	Telecom Italia SpA RNC	10,481	8,775
		6,583,309	Telefonaktiebolaget LM Ericsson	55,400	375,463
Real Estate - 0.44%			Telekomunikacja Polska SA	38,092	286,834
Chinese Estates Holdings, Ltd.	126,000	96,803			1,898,926
Keppel Land, Ltd.	21,000	26,979	Textiles - 0.03%
Leopalace21 Corp.	4,800	35,786	Kuraray Co., Ltd.	1,500	11,498
		159,568
Retail - Building Products - 0.25%			Toys/Games/Hobbies - 0.27%
Kingfisher PLC	49,607	91,845	Nintendo Co., Ltd.	300	96,549

Retail - Convenience Store - 0.86%			Transportation - 0.50%
FamilyMart Co., Ltd.	4,400	174,608	Canadian National Railway Co.	1,400	60,049
Lawson, Inc.	2,800	137,076	Kawasaki Kisen Kaisha, Ltd.	3,000	11,530
		311,684	Mitsui OSK Lines, Ltd.	10,000	52,304
			Neptune Orient Lines, Ltd.	22,000	18,570
Retail - Major Department Store - 0.88%			Orient Overseas International, Ltd.	16,500	29,463
Home Retail Group PLC	100,257	321,224	Pacific Basin Shipping, Ltd.	21,000	11,244
					183,160
Retail - Misc/Diversified - 2.00%			Venture Capital - 0.31%
Aeon Co., Ltd.	900	8,644	3i Group PLC	12,823	112,397
Seven & I Holdings Co., Ltd.	25,600	719,965
		728,609	Water - 0.48%
Retail - Pubs - 0.46%			Cia de Saneamento Basico do Estado
Enterprise Inns PLC	19,949	31,458	de Sao Paulo	2,000	23,323
Mitchells & Butlers PLC	1,745	4,449	United Utilities Group PLC	13,408	151,787
Punch Taverns PLC	51,316	129,621			175,110
		165,528	TOTAL COMMON STOCK
Retail - Restaurants - 0.15%			(Cost - $51,837,685)		35,628,648
Whitbread PLC	3,767	54,784
			SHORT TERM INVESTMENT - 3.52%
Semiconductors - 0.26%			Citi Dollars On Deposit, 0.88%+	1,283,068	1,283,068
ASM Pacific Technology, Ltd.	1,500	5,012
Sumco Corp.	6,700	72,673
Tokyo Electron, Ltd.	500	16,699	TOTAL SHORT TERM INVESTMENTS
		94,384	(Cost - $1,283,068)		1,283,068

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham International Stock Fund (Continued)
October 31, 2008

		Market			Market
Security	Shares	Value	Security		Value
COMMON STOCK RIGHTS - 0.00%			Total Investments - 101.45%
Fortis - Rights*	6,722	-	(Cost - $53,120,753)		36,911,716
TOTAL COMMON STOCK RIGHTS			Liabilities less other assets - (1.45)%		(528,224)
(Cost - $0)		-	NET ASSETS - 100.00%		$ 36,383,492

*Non-income producing security.
+ Variable rate security. Interest rate shown is as of October 31, 2008
ADR - American Depositary Receipts.
144A- Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers.

See accompanying notes to financial statements.

Dunham Small Cap Value Fund

Message from the Sub-Adviser (Denver Investment Advisors LLC)

Small cap value stocks outperformed small cap growth stocks in the fourth fiscal quarter of 2008, beating small growth by more than 8 percent.  Relative performance in the portfolio experienced mixed results from sector allocation and stock selection.  Exposure to sectors that helped performance last quarter tended to hurt performance in the current quarter as the manager made few changes to the amounts allocated to each sector relative to the benchmark index.  The portfolio lost 24 percent in a difficult quarter.

Allocation to the financial sector would be a case in point.  Currently, DIA maintains an underweight in financials relative to the benchmark. Little has changed since the previous fiscal quarter ended July 31, 2008 when poor performance in the financial sector enhanced portfolio returns on a relative basis.  However, in this most recent quarter ended October 31, 2008, financial stocks had the third highest total return of any sector in the index with a superior relative return of negative 4.2 percent, so it had the opposite effect.  The manager also underperformed within the sector slightly due to stock selection.

It was a similar situation for transportation stocks.  This time, however, DIA overweighted transportation stocks, but underperformed the sector by a wide margin.  Though the transportation sector did well relative to the index, poor stock selection in that area led to outsized underperformance.  It would have been worse had the manager not liquidated positions in dry bulk shipping, particularly Diana Shipping, Inc. (DSX), which dropped more than 40 percent after the entire position was liquidated in late August and early September.  DIA cut its exposure to the transportation sector to 3.5 percent in the fourth quarter.

Stocks in the consumer staples sector added the most value to the portfolio.  The manager was overweight the sector and outperformed it by a wide margin through stock selection.  Stock selection drove performance in this sector.  Lancaster Colony Corp. (LANC), a specialty foods company, was down only 2 percent in the quarter.

Going forward, the manager anticipates sluggish growth with the possibility of a recession and interest rates to remain unchanged throughout the rest of the year.  No material strategic changes are planned for the portfolio in the coming quarter.  DIA will maintain an underweight in the financial sector until they have ascertained an updated assessment of that space.

Growth of $10,000 Investment – (Unaudited)

Total Returns as of October 31, 2008

	One Year	Annualized Three Years	Annualized Since Inception (12/10/04)
Class N	(35.85)%	(5.92)%	(5.76)%
Class C Class A with load of 5.75% Class A without load	(36.45)% (39.68)% (35.99)%	(6.82)% N/A N/A	(6.66)% (22.28)%* (19.73)%*
Russell 2000 Value Index	(30.54)%	(4.49)%	(2.42)%

*Class A commenced operations on January 3, 2007.

The Russell 2000 Value Index measures the performance of the 2000 smallest companies with lower price-to-book ratios and lower forecasted growth values.  Investors cannot invest directly in an index or benchmark.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including underlying funds, are 2.50% for Class N, 3.50% for Class C and 2.75% for Class A.  The performance data quoted here represents past performance, which is not indicative of future results.  Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distributions.  For performance information current to the most recent month-end, please call 1-800-442-4358.

                  Portfolio Composition* - (Unaudited)

Financial

 28.62%

Consumer Discretionary

 22.22%

Industrial

      17.39%

Health Care

   6.76%

Information Technology

   6.49%

Utilities

       5.51%

Cash Equivalents

   4.42%

Energy

   3.33%

Materials

   3.10%

Telecommunication Services

   2.16%

Total

    100.00%

*Based on total market value of investments as of October 31, 2008.

Percentages may differ from Schedule of Investments which are based on Fund net assets.

SCHEDULE OF INVESTMENTS
Dunham Small Cap Value Fund
October 31, 2008

		Market			Market
Security	Shares	Value	Security	Shares	Value
COMMON STOCK - 95.72%			Finance - 4.94%
Auto Parts & Equipment - 1.01%			Cash America International, Inc.	14,510	$ 513,218
ArvinMeritor, Inc.	34,100	$ 201,872	SWS Group, Inc.	25,462	472,575
					985,793
Building Materials - 0.95%			Gas - 4.17%
LSI Industries, Inc.	24,245	190,323	Northwest Natural Gas Co.	7,560	384,653
			South Jersey Industries, Inc.	13,145	447,850
Chemicals - 1.61%					832,503
Ferro Corp.	20,700	320,436	Healthcare Products - 6.77%
			Cooper Cos., Inc.	9,850	162,328
Commercial Banks - 11.63%			Mentor Corp.	11,100	187,590
Central Pacific Financial Corp.	24,800	386,880	Meridian Bioscience, Inc.	15,740	386,889
Colonial BancGroup, Inc. (The)	51,100	208,999	STERIS Corp.	18,050	614,422
First Niagara Financial Group	22,800	359,556			1,351,229
PacWest Bancorp.	18,395	459,690	Household Products - 5.14%
Sterlng Financial Corp.	19,300	163,857	Lancaster Colony Corp.	8,555	269,825
Westamerica Bancorp.	7,325	419,356	Toro Co.	11,200	376,768
Wintrust Financial Corp.	12,600	322,560	Tupperware Corp.	14,950	378,235
		2,320,898			1,024,828
Commercial Services - 3.44%			Industrial - 1.57%
CDI Corp.	21,570	280,410	Lincoln Electric Holdings, Inc.	7,195	310,464
Ennis, Inc.	34,480	405,830
		686,240	Insurance - 8.36%
Communications Equipment - 3.35%			American Equity Investment Life
Belden CDT, Inc.	32,070	668,339	Holding Co.	61,600	278,432
			Assured Guaranty, Ltd.	19,875	223,196
Distribution Wholesales - 2.98%			Max Capital Group, Ltd.	21,560	343,882
Owens & Minor, Inc.	13,725	593,881	Platinum Underwriters Holdings, Ltd.	16,515	524,185
			Safety Insurance Group, Inc.	7,850	298,222
Electric - 1.35%					1,667,917
UIL Holdings Corp.	8,150	268,950	Machinery - 1.18%
			Albany International Corp. - Cl .A	6,585	95,878
Electronic Components - 0.92%			Sauer-Danfoss, Inc.	13,655	139,964
Bel Fuse, Inc. - Cl. B	8,414	182,584			235,842
			Metal Fabrication - 0.96%
Electronics - 3.00%			Worthington Industries, Inc.	15,800	190,706
Park Electrochemical Corp.	17,200	371,863
Technitrol, Inc.	39,310	226,819	Office Furnishings - 3.05%
		598,682	Knoll, Inc.	42,050	608,043
Environmental Control - 0.61%
EnergySolutions, Inc.	27,100	122,221

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Small Cap Value Fund (Continued)
October 31, 2008

		Market			Market
Security	Shares	Value	Security	Shares	Value
Oil & Gas - 3.33%			Retail - Jewelry Store - 2.12%
Berry Petroleum Co. - Cl.A	4,945	$ 115,219	Movado Group	27,790	$ 422,686
Holly Corp.	13,990	274,624
St. Mary Land & Exploration Co.	4,900	121,961	Retail - Restaurant/Specialty - 2.29%
Tidewater, Inc.	3,500	152,635	Bob Evans Farms, Inc.	21,890	457,063
		664,439
Packaging & Containers - 0.53%			Semiconductor Equipment- 1.38%
Temple-Inland, Inc.	17,800	105,554	Cohu, Inc.	19,450	275,023

REITs - Apartments - 2.19%			Software - 1.20%
American Campus Communities, Inc.	9,300	241,614	Blackbaud, Inc.	15,800	240,160
Associated Estates Realty Corp.	23,875	194,820
		436,434	Telecommunications - 2.16%
REITs - Hotels - 0.64%			Adtran, Inc.	28,325	430,540
DiamondRock Hospitality Co.	24,800	128,464
			Transportation - 1.96%
REITs - Mortgage - 2.50%			Arkansas Best Corp.	8,200	239,358
MFA Mortgage Investments, Inc.	90,555	498,053	Pacer International, Inc.	13,400	151,286
					390,644
REITs - Office Property - 0.97%
Parkway Properties, Inc.	11,230	193,718	TOTAL COMMON STOCK
			(Cost - $25,956,014)		19,091,594
Rental & Leasing Services - 1.96%
Aaron Rents, Inc.	15,770	390,938	SHORT TERM INVESTMENTS - 4.43%
			Citi Dollars on Deposit, 0.88% +	882,874	882,874
Retail - Apparel - 1.92%
Brown Shoe Co., Inc.	13,400	141,236	TOTAL SHORT TERM INVESTMENTS
Stage Stores, Inc.	31,312	241,416	(Cost - $882,874)		882,874
		382,652
Retail - Convenience Store - 3.58%			Total Investments - 100.15%
Casey's General Store, Inc.	23,625	713,475	(Cost - $26,838,888)		19,974,468
			Liabilities less other assets - 0.15%		(25,870)
			NET ASSETS - 100.00%		$ 19,948,598

See accompanying notes to financial statements.

Dunham Large Cap Growth Fund

Message from the Sub-Adviser (Rigel Capital, LLC)

After a very volatile quarter ended October 31, 2008, large cap growth stocks as evidenced by the Russell 1000 Growth Index, were down 26.4 percent.  By contrast, the Russell 1000 Value Index returned a comparatively superior negative 22.1 percent in the fourth fiscal quarter.  Over the twelve months ended October 31, 2008, large cap growth stocks and large cap value stocks have both lost nearly 37 percent.  The technology and energy spaces in particular were a drag on the portfolio.  The consumer staples space, which was the top performing sector in the index, served well to mitigate losses in other sectors and the evasion of utilities and telecommunications also proved to be wise.  Consumer staples lost only 12 percent in the quarter while utilities lost 37 percent.

Since Rigel began to move into materials and energy last quarter, these sectors have not performed well. In the fourth quarter materials were down 43.3 percent, while the “other energy” sector, which excludes oil, was down 47.6 percent.   However, the manager feels that many companies with superior fundamentals have been largely oversold due to the current uncertainty in the market and is making use of technical signals to identify more companies whose market expectations are out of line.  Rigel continues to be optimistic about the long-term potential of information processing companies such as Visa (V) and Mastercard (MA) despite their poor performance, down for the quarter 24.1 percent and 39.4 percent, respectively.

On the other hand, the portfolio’s holdings in consumer staples did very well.  Companies such as Wal-Mart (WMT) and General Mills (GIS) performed well as defensive holdings, returning negative 4.4 percent and positive 5.9 percent, respectively.  The manager believes that in the midst of a downtrodden economy, consumers still need to purchase basic necessities and Rigel believes these companies are well-positioned to serve these needs.

The manager expects that consumer staples will continue to be strong going forward and is also optimistic about the healthcare sector although it stresses that it will be more selective in this space.  In particular, Rigel sees companies such as Celgene Corporation (CELG), Gilead (GILD), and Abbot Laboratories (ABT) as positively positioned in the healthcare and biotechnology industries.

Rigel has acknowledged that the near future of the market is very uncertain.  They believe that the current efforts by the government to restore confidence in the market will not take effect until at least the beginning of 2009 and the slowing economy will continue to be a prominent theme in the financial markets.  Nonetheless, the manager asserted its belief that the current circumstances are very favorable for the growth category and they see a substantial advantage over the value category.  Opportunities being exploited now are expected to yield rewards once confidence in the market has been restored.

Growth of $10,000 Investment – (Unaudited)

Total Returns as of October 31, 2008

	One Year	Annualized Three Years	Annualized Since Inception (12/10/04)
Class N	(40.18)%	(8.92)%	(5.24)%
Class C Class A with load of 5.75% Class A without load	(40.65)% (43.99)% (40.55)%	(9.75)% N/A N/A	(6.10)% (19.66)%* (17.03)%*
Russell 1000 Growth Index	(36.95)%	(5.90)%	(3.81)%

*Class A commenced operations on January 3, 2007.

The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.  Investors cannot invest directly in an index or benchmark.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including underlying funds, are 1.42% for Class N, 2.42% for Class C and 1.67% for Class A.  The performance data quoted here represents past performance, which is not indicative of future results.  Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358.

                   Portfolio Composition* - (Unaudited)

Health Care

25.56%

Information Technology.

22.54%

Consumer Discretionary

10.93%

Energy.

10.65%

Financial

  7.46%

                Consumer Staples.

  6.80%

Materials

  6.04%

Industrial

  5.75%

Cash Equivalents.

  4.27%

Total

   100.00%

*Based on total market value of investments as of October 31, 2008.

Percentages may differ from Schedule of Investments which are based on Fund net assets.

SCHEDULE OF INVESTMENTS
Dunham Large Cap Growth Fund
October 31, 2008

		Market			Market
Security	Shares	Value	Security	Shares	Value
COMMON STOCK - 93.97%			Healthcare Products - 11.60%
Apparel - 1.82%			Alcon, Inc.	3,424	$ 301,723
Nike, Inc.	16,042	$ 924,500	Baxter International, Inc.	26,182	1,583,749
			Covidien Ltd.	27,599	1,222,360
Banks - 1.11%			CR Bard, Inc.	1,090	96,193
Northern Trust Corp.	9,967	561,242	Johnson & Johnson	15,299	938,441
			Medtronic, Inc.	18,611	750,582
Biotechnology - 5.70%			Varian Medical Systems, Inc. *	21,920	997,579
Celgene Corp.*	29,469	1,893,678			5,890,627
Genetech, Inc.*	5,023	416,608	Healthcare Services - 1.28%
Gilead Sciences, Inc. *	12,747	584,450	Covance, Inc. *	13,023	651,150
		2,894,736
Chemicals - 5.93%			Insurance - 1.20%
Monsanto Co.	10,198	907,418	Aflac, Inc.	13,718	607,433
Mosaic Co.	19,462	766,997
Potash Corp. of Saskatchewan	10,346	882,100	Internet - 2.03%
Praxair, Inc.	6,954	453,053	Symantec Corp.*	81,735	1,028,226
		3,009,568
Coal - 0.99%			Media - 1.34%
Arch Coal, Inc.	23,579	504,826	Directv Group, Inc. *	30,965	677,824

Commercial Services - 1.30%			Miscellaneous Manufacturing - 1.25%
Mastercard, Inc.	4,467	660,312	ITT Corp.	14,248	634,036

Computers - 8.58%			Oil & Gas- 9.46%
Hewlett Packard Co.	50,022	1,914,842	Cameron International Corp.*	54,348	1,318,482
International Business Machines Corp.	21,354	1,985,281	Devon Energy Corp.	7,407	598,930
Research In Motion, Ltd.*	9,048	456,291	ENSCO International, Inc.	17,089	649,553
		4,356,414	Hess Corp.	12,193	734,141
Computer Services - 1.60%			National Oilwell Varco, Inc. *	19,155	572,543
Affiliated Computer Services, Inc. *	12,143	497,863	Occidental Petroleum Corp.	16,715	928,351
Accenture Ltd.	9,445	312,157			4,802,000
		810,020	Pharmaceuticals - 6.50%
Cosmetics / Personal Care - 1.72%			Abbot Laboratories	20,078	1,107,302
Estee Lauder Cos, Inc.	15,772	568,423	Celphalon, Inc. *	14,655	1,051,057
Procter & Gamble Co.	4,691	302,757	Medco Health Solutions, Inc. *	30,099	1,142,257
		871,180			3,300,616
Distribution/Wholesale - 1.77%			Retail - Apparel - 1.49%
Fastenal Co.	13,961	562,070	Urban Outfitters, Inc. *	34,784	756,204
WW Grainger, Inc.	4,264	335,022
		897,092	Retail - Discount - 4.78%
Diversified Financial Services - 2.56%			Costco Wholesale Corp.	16,297	929,092
Charles Schwab Corp.	68,065	1,301,403	Wal-Mart Stores, Inc.	26,805	1,495,987
					2,425,079
Electronics - 4.35%			Retail - Restaurants- 2.52%
Flir Systems, Inc. *	38,917	1,249,236	McDonald's Corp.	22,090	1,279,674
Thermo Fisher Scientific, Inc. *	23,676	961,246
		2,210,482	Savings & Loans- 2.46%
Food - 3.13%			Hudson City Bancorp, Inc.	66,327	1,247,610
Campbell Soup Co.	14,750	559,763
General Mills, Inc.	11,086	750,966	Software - 2.75%
Kroger Co.	10,101	277,373	Oracle Corp.*	76,367	1,396,752
		1,588,102

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Large Cap Growth Fund (Continued)
October 31, 2008

		Market			Market
Security	Shares	Value	Security	Shares	Value
Transportation - 2.63%			SHORT TERM INVESTMENTS - 4.19%
Norfolk Southern Corp.	22,289	$ 1,336,003	Citi Dollars on Deposit, 0.88% +	2,129,578	$ 2,129,578

Telecommunications- 2.12%			TOTAL SHORT TERM INVESTMENTS
Qualcomm, Inc.	28,148	1,076,942	(Cost - $2,129,578)		2,129,578

TOTAL COMMON STOCK			Total Investments - 98.16%
(Cost - $54,076,738)		$ 47,700,053	(Cost - $56,206,316)		49,829,631
			Other assets less liabilites - 1.84%		934,800
			NET ASSETS - 100.00%		$ 50,764,431

*Non-income producing security
+ Variable rate security. Interest rate shown is as of October 31, 2008.

See accompanying notes to financial statements.

Dunham Small Cap Growth Fund

Message from the Sub-Adviser (Pier Capital, LLC)

Small cap growth stocks significantly underperformed small cap value stock in the quarter.  Small cap growth stocks, as measured by the Russell 2000 Growth Index, were down 28.8 percent, while small cap value stocks, as measured by the Russell 2000 Value Index, were down 20.1 percent.  Pier underperformed the benchmark by more than 2 percent for the most recent fiscal quarter.  Pier trails the benchmark by less than 3 percent year-to-date and is slightly ahead of the benchmark for the past twelve months ending October 31, 2008.  Extreme volatility in all sectors made things difficult for active managers.   A sharp correction in energy stocks hurt portfolio performance in the quarter.

Strong stock selection helped relative performance in the health care sector. Sequenom (SQNM), a leading biotechnology company, had superior relative performance in the quarter, down only 15.7 percent.  The stock soared after the company announced positive results from a trial of its new prenatal screening test for Down’s syndrome.  The study showed the test was capable of detecting genetic disorders earlier, and in a less invasive manner, than current methods.  Analysts raised estimates in light of the results.  Sentiment is that the test will be considered the standard screening method within the next five years.  Another holding with strong relative performance, IPC The Hospitalist Company Inc. (IPCM), operates and manages hospitalist practices.  The company provides clinical and management experience and care to healthcare constituents.  Organic growth rates continue to exceed expectations.  The stock lost only 6 percent in the fourth fiscal quarter.  Two recently closed acquisitions will be accretive to earnings in 2009. The portfolio’s exposure to the healthcare sector was increased from 19 percent to as much as 26 percent throughout the quarter, but was then scaled back to prior levels.  Continued earnings growth acceleration and stability in the sector make it an attractive sector.

Buckle Inc. (BKE) in the specialty retail space provided good relative performance in the quarter, losing only 18 percent.  Same store sales gains at Buckle were well ahead of expectations.  Buckle has been helped by their assortment of denim offerings.

Profit taking ahead of the decrease in energy prices caused the decrease in the portfolio’s weight to the energy sector.  Energy went from 16 percent of the fund down to 3 percent at the end of the quarter.  This helped performance as energy dropped more than 47 percent over the quarter.

Growth of $10,000 Investment – (Unaudited)

Total Returns as of October 31, 2008

	One Year	Annualized Three Years	Annualized Since Inception (12/10/04)
Class N	(37.74)%	(5.52)%	(3.00)%
Class C Class A with load of 5.75% Class A without load	(38.34)% (41.48)% (37.89)%	(6.43)% N/A N/A	(3.93)% (17.48)%* (14.74)%*
Russell 2000 Growth Index	(37.87)%	(5.31)%	(3.59)%

*Class A commenced operations on January 3, 2007.

The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.  Investors cannot invest directly in an index or benchmark.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including underlying funds, are 1.45% for Class N, 2.45% for Class C and 1.70% for Class A.  The performance data quoted here represents past performance, which is not indicative of future results.  Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distributions.  For performance information current to the most recent month-end, please call 1-800-442-4358.

          Portfolio Composition* - (Unaudited)

Company

Consumer Discretionary

23.27%

Industrial

21.71%

Health Care

18.08%

Information Technology

15.23%

Cash Equivalents

  8.23%

Financials

  6.57%

Energy

  3.04%

Materials

  1.76%

Consumer Staples

  1.37%

Telecommunications Services

  0.74%

Total

   100.00%

*Based on total market value of investments as of October 31, 2008.

Percentages may differ from Schedule of Investments which are based on Fund net assets.

SCHEDULE OF INVESTMENTS
Dunham Small Cap Growth Fund
October 31, 2008

		Market			Market
Security	Shares	Value	Security	Shares	Value
COMMON STOCK - 94.46%			Cosmetics - 0.64%
Aerospace - 1.49%			Avon Products, Inc.	2,660	$ 66,048
BE Aerospace, Inc. *	25,280	$ 325,354	Bare Escentuals,. Inc. *	17,625	73,673
					139,721
Agriculture Chemicals - 0.33%			Distribution - 0.70%
Intrepid Potash, Inc. *	3,338	72,568	Fastenal Company	2,169	87,324
			LKQ Corp.*	5,797	66,318
Banks - 0.37%					153,642
Cullen Frost Bankers, Inc.	1,446	80,933	Diversified Financials - 1.24%
			Affiliated Managers Group, Inc. *	1,225	56,816
Biotechnology - 3.95%			Blackrock, Inc.	631	82,876
Bio-Rad Laboratories, Inc.*	2,039	174,090	Lazard Ltd.	2,403	72,499
Charles River Laboratories, Inc.*	1,762	63,132	TD Ameritrade Holding Corp.*	4,388	58,317
Illumina, Inc.*	9,184	283,143			270,508
RTI Biologics, Inc. *	23,018	70,205	Electric - 0.96%
Sequenom, Inc. *	15,221	273,978	Otter Tail Corp.	5,905	138,649
		864,548	Powell Industries, Inc. *	3,892	72,041
Chemicals - 1.48%					210,690
Airgas, Inc.	2,425	93,023	Electronics - 1.60%
FMC Corp.	1,518	66,094	Badger Meter, Inc.	3,320	83,664
Praxair, Inc.	1,171	76,291	Muti-Fineline Electronix, Inc. *	3,968	46,346
Sigma Aldrich Corp.	2,011	88,202	Thermo Fisher Scientific Inc. *	1,797	72,958
		323,610	Thomas & Betts Corp. *	6,171	146,561
Coal - 0.21%					349,529
Walter Industries, Inc.	1,173	45,454	Environmental Control - 1.80%
			Clean Harbors, Inc. *	3,154	206,808
Commercial Services - 11.31%			Tetra Tech, Inc. *	8,529	187,553
American Public Education *	4,535	200,764			394,361
Apollo Group, Inc. *	2,017	140,202	Food - 2.34%
Arbitron, Inc.	4,585	149,379	Chiquita Brands International, Inc. *	12,396	169,205
Capella Education Co.*	7,490	355,026	United Natural Foods, Inc.*	15,331	342,495
FTI Consulting, Inc. *	2,943	171,430			511,700
Hewitt Associates, Inc. *	2,841	79,235	Healthcare - Services - 3.05%
Iron Mountain, Inc.*	3,150	76,482	Air Methods Corp. *	7,278	122,125
ITT Educational Services, Inc. *	1,562	136,909	Amedisys, Inc. *	3,714	209,507
Mastercard, Inc.	513	75,832	Gentiva Health Services, Inc. *	8,831	239,762
Parexel International Corp.*	7,776	80,870	Kindred Healthcare, Inc.*	6,537	94,721
Resources Connection, Inc. *	9,775	169,499			666,115
SuccessFactors, Inc. *	19,802	158,218	Internet - 5.48%
TNS, Inc. *	11,651	165,211	Comscore, Inc.*	10,878	132,712
Universal Technical Institute, Inc. *	15,718	259,347	Constant Contact, Inc. *	10,834	130,116
VistaPrint, Ltd. *	6,877	117,390	Equinix, Inc. *	2,286	142,692
Watson Wyatt Worldwide, Inc.	3,196	135,734	NetFlix, Inc. *	20,860	516,494
		2,471,528	MercadoLibre, Inc. *	3,160	43,197
			Priceline.com, Inc. *	3,321	174,784
Computer Services - 3.72%			Vocus, Inc. *	3,452	58,097
Accenture, Ltd.	5,361	177,181			1,198,092
Cognizant Technology Solutions Corp. *	3,690	70,848	Leisure Time - 0.67%
NCR Corp. *	3,966	72,498	Life Time Fitness, Inc. *	7,684	146,303
Ness Technologies, Inc.*	19,831	146,551
Netezza Corp. *	15,815	150,084	Linen Supply - 1.23%
RiverBed Technology, Inc. *	15,548	194,816	Cintas Corp.	5,089	120,609
		811,978	Unifirst Corp.	4,523	147,585
					268,194

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Small Cap Growth Fund (Continued)
October 31, 2008

		Market			Market
Security	Shares	Value	Security	Shares	Value
Investment Services - 1.80%			Pharmaceuticals - 1.42%
Eaton Vance Corp.	571	$ 12,562	Cephalon, Inc. *	3,141	$ 225,273
Franklin Resources, Inc.	1,392	94,656	Express Scripts, Inc. *	1,401	84,915
Janus Capital Group, Inc.	13,617	159,864			310,188
T. Rowe Price Group, Inc.	3,185	125,935	Physical Practice Management - 2.22%
		393,017	Athenahealth, Inc.*	6,850	209,610
Machinery - 2.32%			IPC The Hospitalist Co.*	13,969	284,409
Bucyrus International, Inc.	2,283	55,089			494,019
Cummins, Inc.	2,191	56,637	Retail-Apparel - 1.62%
Flowserve Corp.	1,564	89,023	Lululemon Athletica, Inc. *	5,940	84,170
IDEX Corp.	6,565	152,177	New York & Co., Inc. *	20,459	57,694
Kennametal, Inc.	7,288	154,651	Phillips-Van Heusen Corp.	2,868	70,295
		507,577	Wolverine World Wide, Inc.	6,024	141,564
Media - 1.63%					353,723
John Wiley & Sons, Inc.	4,456	154,980	Retail-Automotive - 1.51%
RHI Entertainment, Inc.	15,052	201,697	Autozone, Inc. *	1,105	140,655
		356,677	Carmax, Inc. *	7,981	84,758
Medical Instruments - 5.50%			O'Reilly Automotive, Inc. *	3,877	105,105
Becton Dickinson & Co.	1,212	84,113			330,518
CardioNet, Inc. *	8,199	209,812	Retail-Bedding- 0.36%
CR Brad, Inc.	1,054	93,016	Bed Bath & Beyond, Inc. *	3,082	79,423
Edwards Life Sciences Corp. *	1,646	86,975
Immucor, Inc.*	6,111	162,247	Retail-Catalog Shopping - 0.70%
Merit Medical Systems, Inc. *	10,365	189,680	MSC Industrial Direct Co.	4,294	153,983
Micrus Endovascular Corp. *	13,701	161,672
Thoratec Corp. *	8,691	213,972	Retail-Computer Equipment - 0.65%
		1,201,487	GameStop Corp. *	5,169	141,579
Medical - Labs - 2.09%
Genoptix, Inc.*	7,914	264,644	Retail-Discount - 0.44%
ICON PLC - ADR*	7,536	191,188	Dollar Tree, Inc. *	2,510	95,430
		455,832
Metal - 0.48%			Retail-Perfume & Cosmetics - 0.61%
CIRCOR International, Inc.	3,452	105,804	Ulta Salon Cosmetics & Fragrance, Inc. *	14,992	132,229

Miscellaneous Manufacturing - 1.92%			Retail-Restaurant/Specialty - 4.94%
Colfax Corp. *	15,407	131,267	Burger King Holdings, Inc.	4,101	81,528
Eaton Corp.	1,891	84,339	Einstein Noah Restaurant Group, Inc.*	15,169	121,655
Parker Hannifin Corp.	1,800	69,786	Jack in the Box, Inc.*	14,685	295,168
Polypore International, Inc. *	8,838	75,388	Panera Bread Company - Class A *	3,146	141,948
SPX Corp.	1,548	59,970	PF Changs China Bistro, Inc. *	7,667	156,867
		420,750	Red Robin Gourmet Burgers, Inc. *	8,576	130,269
Oil & Gas - 1.85%			Texas Roadhouse, Inc. *	21,519	151,063
Continental Resources, Inc. *	4,463	144,557			1,078,498
Forest Oil Corp. *	1,741	50,855	Retail-Sporting Goods - 0.82%
GMX Resources, Inc. *	5,517	208,267	Dick's Sporting Goods, Inc. *	11,639	178,309
		403,679
Oil & Gas Services - 1.28%			Savings & Loans- 2.36%
Core Laboratories N.V.	2,204	162,435	Dime Community Bancshares	10,577	176,636
Weatherford International, Ltd. *	2,214	37,372	New Alliance Bancshares, Inc.	11,715	161,667
Willbros Group, Inc. *	5,172	80,114	New York Community Bancorp, Inc.	11,307	177,068
		279,921			515,371

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Small Cap Growth Fund (Continued)
October 31, 2008

		Market			Market
Security	Shares	Value	Security	Shares	Value
Semiconductors - 0.36%			Transportation- 7.26%
Broadcom Corp. *	4,568	$ 78,021	Con-Way, Inc.	8,967	$ 305,237
			CSX Corp.	1,477	67,528
Software - 4.74%			Forward Air Corp.	6,296	164,766
Activision Blizzard, Inc. *	6,866	85,550	HUB Group, Inc. *	6,535	205,526
Adobe Systems, Inc. *	2,514	66,973	JB Hunt Transport Services, Inc.	3,483	99,022
Ariba, Inc. *	18,032	192,942	Knight Transportation, Inc.	10,375	164,963
Dun & Bradstreet Corp.	1,903	140,232	Landstar Systems, Inc.	4,900	189,091
Fiserv, Inc. *	2,188	72,992	Old Dominion Freight Line, Inc. *	7,985	242,265
MSCI, Inc. *	12,657	218,207	UTI Worldwide, Inc.	12,690	149,234
Omnicell, Inc. *	7,282	79,956			1,587,632
Verifone Holdings, Inc. *	15,809	179,590	TOTAL COMMON STOCK
		1,036,442	(Cost - $24,786,202)		20,652,834
Telecommunication - 1.53%
Netgear, Inc. *	15,205	168,015	SHORT TERM INVESTMENTS - 8.48%
Switch & Data Facilities Co., Inc. *	17,648	166,244	Citi Dollars on Deposit, 0.88% +	1,853,359	1,853,359
		334,259	TOTAL SHORT TERM INVESTMENTS
Toys - 1.48%			(Cost - $1,853,359)		1,853,359
Marvel Entertainment, Inc. *	10,054	323,638
			Total Investments - 102.94%
			(Cost - $26,639,561)		22,506,193
			Liabilities less other assets - (2.94)%		(641,291)
			NET ASSETS - 100.00%		$ 21,864,902
*Non-income producing security
ADR - American Depositary Receipts
+ Variable rate security. Interest rate shown is as of October 31, 2008.

See accompanying notes to financial statements.

Dunham Emerging Markets Stock Fund

Message from the Sub-Adviser (Van Eck Associates Corporation)

Emerging markets, as measured by the MSCI Emerging Markets Index, had a rough fourth fiscal quarter as the index gave back 45 percent.  The strategy of Van Eck holding onto their small cap international stocks hurt performance over the last three months as investors made the jump back to quality.  The U.S. dollar strengthened this quarter as international investors saw more than a 1,000 bps. excess return over U.S.-based investors.

The African countries region was the best performing region within the emerging markets space, giving back 24 percent over the fiscal quarter ended October 31, 2008. The Eastern European countries region was the worst performing region, down more than 50 percent for the same fiscal quarter.

The countries that were hurt the most over the last quarter were the countries with the largest exposure to commodities. Russia was hit quite hard this quarter, down more than 56 percent after the price of crude oil was down over the last three months.  OAO Gazprom (OGZPY) and Lukoil (LUKOY), two energy companies in the portfolio’s top ten holdings for the quarter, were down 49 percent and 44 percent, respectively.  The price declines of oil and natural gas over the quarter, 46 percent and 32 percent respectively, played a large role in the declines of these securities.  Also, the small banking industry in Russia has been hurt by the credit crunch and the government hopes to get these smaller banks back on track.

Countries that added the most to performance in the previous fiscal quarter, ended July 31, 2008, such as Brazil, were not as helpful this last fiscal quarter as Brazil gave back more than 36 percent in the fourth fiscal quarter.  However, Petroleo Brasileiro S.A. (PBR), an oil and gas exploration company headquartered in Rio De Janeiro, Brazil which was a top holding in the third fiscal quarter and one of the largest contributors to performance, was down almost 52 percent for the quarter ended October 31, 2008.

Van Eck’s stock selection in South Africa helped the performance of the Fund as the country gave back only around 19 percent this quarter.  South Africa was led by Bidvest Group Limited (BVT SJ), a South African holding company for a group of companies offering food and catering products, as well as packaging, office products, cosmetics, toiletries and skin care products.  Bidvest returned 5.2 percent for the quarter on their defensive stance in the industry.  Also, the Spar Group Limited (SPP SJ), a wholesale distributor of goods and services to Spar retail grocery stores, only gave back 9.6 percent over the last three months.  Again, this is a defensive play for Van Eck as that is what the manager is looking for over the remainder of the year.

Van Eck, like most of the market, has had a tough time relying on the fundamentals of a lot of corporations in the short-term.  The manager does believe things will be more transparent as the financial and economic challenges are resolved in the long run, but still believes there will be some tough quarters to come.

Growth of $10,000 Investment – (Unaudited)

Total Returns as of October 31, 2008

	One Year	Annualized Three Years	Annualized Since Inception (12/10/04)
Class N	(62.85)%	(8.10)%	(1.34)%
Class C Class A with load of 5.75% Class A without load	(63.22)% (65.09)% (62.96)%	(9.00)% N/A N/A	(2.28)% (33.00)%* (30.79)%*
MSCI Emerging Markets Index	(56.22)%	(0.07)%	6.13%

*Class A commenced operations on January 3, 2007.

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.  Investors cannot invest directly in an index or benchmark.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including underlying funds, are 2.62% for Class N, 3.62% for Class C and 2.87% for Class A.  The performance data quoted here represents past performance, which is not indicative of future results.  Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distributions.  For performance information current to the most recent month-end, please call 1-800-442-4358.

Portfolio Composition* - (Unaudited)

Other                                                                                                 19.59%

Brazil                                                                                                 12.34%

Hong Kong                                                                                         10.93%

Korea                                                                                                  9.09%

Taiwan                                                                                                9.06%

Malaysia

                          8.76%

Russia

          8.49%

South Africa.

                      7.01%

China

                       6.95%

Kazakhstan.

                       5.61%

Cash Equivalents.

                       2.17%

Total

                        100.00%

                   *Based on total market value of investments as of October 31, 2008.

 Percentages may differ from Schedule of Investments which are based on Fund net assets.

SCHEDULE OF INVESTMENTS
Dunham Emerging Markets Stock Fund
October 31, 2008

		Market			Market
Security	Shares	Value	Security	Shares	Value
COMMON STOCK - 81.30%			Food - 3.00%
Agriculture - 0.67%			BIM Birlesik Magazalar AS	5,000	$ 101,760
Bisi International *	500,000	$ 73,712	China Lifestyle Food and	1,000,000	135,860
			The Spar Group, Ltd.	16,000	92,369
Banks - 6.38%					329,989
Sberbank	196,000	176,400	Forest Products & Paper - 0.19%
Bank of Georgia - GDR*	10,000	69,500	Kazakhstan Kagazy PLC - GDR	42,300	17,555
Creditcorp, Ltd.	4,400	172,788	Kazakhstan Kagazy PLC - GDR - Regs	7,000	2,905
Halyk Savings Bank of Kazakhstan	37,000	157,250			20,460
Standard Bank Group, Ltd.	16,000	126,079	Hand/Machine Tools - 1.16%
		702,017	Awea Mechantronic Co., Ltd.	164,850	126,952
Chemicals - 1.36%
Ecopro Co., Ltd.	19,000	67,808	Holding Companies - Diversified - 2.30%
DC Chemical Co. Ltd.	500	81,774	Beijing Development HK, Ltd.	624,000	70,202
		149,582	Bidvest Group, Ltd.	10,718	113,440
Coal Producers - 1.70%			Tekfen Holding A.S.	25,600	69,214
Hidili Industry International Development*	505,000	106,884			252,856
Yanzhou Coal Mining	129,000	79,669	Internet - 3.37%
		186,553	Baidu.com - ADR *	1,800	370,800
Commericial Services - 2.48%
Anhanguera Educacional	15,600	117,365	Iron/Steel - 0.69%
Localiza Rent a Car SA	39,200	154,831	Gloria Material Technology Corp.	53,000	21,430
		272,196	Shougang Concord International Enterprises	655,000	54,238
Computer Systems - 1.16%					75,668
Ju Teng International Holdings, Ltd. *	421,000	127,503	Lodging - 2.19%
			Chagala Group - GDR*	6,000	12,000
Electrical Components - 1.96%			Home Inns & Hotels Management - ADR*	6,100	61,000
Fortune Electric Co., Ltd.	128,750	101,489	Queenco Leisure International Ltd.	17,500	168,317
Finetec Corp.	39,500	113,404			241,317
		214,893	Machinery - Construction & Mining - 0.38%
Distribution/Wholesale - 1.08%			Lonking Holdings, Ltd.	103,000	41,498
China Power New Energy Development	2,595,000	51,728
Dreamgate Corp. Bhd	1,393,269	67,068	Machinery - Diversified - 3.44%
		118,796	CB Industrial Product Holding Bhd	339,000	233,473
Electronics - 2.04%			Hyunjin Materials Co. Ltd.	12,077	144,537
Chroma ATE, Inc.	109,168	97,344			378,010
Lumax International Corp, Ltd.	98,600	114,439	Media - 3.63%
Won Ik Quartz Corp.	9,500	12,889	Naspers Ltd. -Cl. N	14,000	231,301
		224,672	Qin Jia Yuan Media Services Co. Ltd.	829,000	167,910
Engineering and Construction - 0.74%					399,211
PYI Corp., Ltd.	2,510,000	81,087	Metal Processing - 4.40%
			TK Corp. *	6,900	111,863
Enviromental Control - 4.20%			Taewoong Co., Ltd.	2,454	119,505
China Ecotek Corp.	225,000	254,061	KNM Group Bhd	1,490,000	252,654
Sino-Enviroment Technology Group Ltd. *	490,000	207,611			484,022
		461,672

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Emerging Markets Stock Fund (Continued)
October 31, 2008

		Market			Market
Security	Shares	Value	Security	Shares	Value
Mining - 4.41%			Semiconductors - 0.77%
Cia Vale do Rio Doce- Pref. ADR	19,524	$ 230,704	MPI Corp.	92,555	$ 85,127
China Rare Earth Holdings Ltd.	2,280,000	213,613
Eurasian Natural Resources*	8,000	40,365	Shipbuilding - 0.17%
		484,682	Coastal Contracts Berhad	60,000	18,355
Miscellaneous Manufacturing - 0.08%
Peace Mark Holdings Ltd.	244,000	8,909	Telecommunications - 0.70%
			America Movil SA de CV - ADR	2,500	77,350
Oil & Gas - 12.52%
C.A.T. Oil AG*	16,500	48,844	Textiles - 0.77%
Kazmunaigas Exploration - GDR*	29,000	405,820	Cia Hering	30,300	85,342
LUKOIL SP - ADR	6,100	236,680
Sasol Ltd.	5,100	149,395	Transportation - 0.42%
OAO Gazprom - ADR*	16,500	327,855	Ultrapetrol Bahamas, Ltd.*	11,064	45,805
Petroleo Brasileiro S.A. SP - ADR	7,748	208,344
		1,376,938	TOTAL COMMON STOCK
Pharmaceutical Distributor - 0.71%			(Cost - $18,392,854)		8,939,894
Cremer SA	18,700	78,345
			SHORT TERM INVESTMENTS - 17.67%
Real Estate - 7.52%			Citi Dollars on Deposit, 0.88% +	1,942,740	1,942,740
BR Malls Participacoes SA*	30,000	112,851
China Properties Group Ltd.	410,000	52,690	TOTAL SHORT TERM INVESTMENTS
Hirco PLC*	108,500	162,601	(Cost - $1,942,740)		1,942,740
IRSA SP - GDR	8,100	29,079
Megaworld Corporation	5,750,000	92,900	WARRANTS - 0.01%
Rodobens Negocios Imobiliarios *	10,000	30,799	PYI Corp. Ltd.*	226,666	585
Sistema Hal - GDR*	15,300	4,590	Tian an China Investment Warrant*	31,600	53
Tian An China Investments Ltd.*	1,224,600	337,528
XXI Century Investments Public Ltd.*	8,100	4,236	TOTAL WARRANTS
		827,274	(Cost - $0)		638
Retail-Apparel - 1.47%
Stella International Holdings	192,000	161,872	RIGHTS - 0.00%
			Anhanguera Educacional*	456	6
Retail-Automobile - 0.54%
PT Astra International	71,000	59,101	TOTAL RIGHTS
			(Cost - $0)		6
Retail-Major Department Store - 1.68%
Mitra Adiperkasa Tbk PT	4,145,000	185,161	Total Investments - 98.97%
			(Cost - $20,335,594)		10,883,278
Retail-Hypermarkets - 1.02%			Other assets less liabilities -1.03%		113,496
Magnit OAO *	7,000	112,167	NET ASSETS - 100.00%		$ 10,996,774

*Non-income producing security
Variable rate security. Interest rate shown is as of October 31, 2008.
ADR - American Depositary Receipts
GDR- Global Depositary Receipts

See accompanying notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES
October 31, 2008

	Dunham		Dunham
	Corporate /	Dunham	Monthly	Dunham	Dunham	Dunham
	Government	High-Yield	Distribution	Appreciation &	Large Cap	Real Estate
	Bond Fund	Bond Fund	Fund	Income Fund	Value Fund	Stock Fund
Assets:
Investments in securities, at cost	$ 88,882,595	$ 63,573,845	$ 72,738,445	$ 37,629,098	$ 43,260,246	$ 9,230,005
Investments in securities, at value	$ 84,007,812	$ 51,150,766	$ 63,792,359	$ 28,765,377	$ 37,428,549	$ 7,130,821
Deposit with broker	-	-	2,790,398	-	-	-
Receivable for securities sold	2,103,982	255,512	1,523,857	276,393	-	-
Interest and dividends receivable	854,624	1,345,339	307,051	114,568	67,578	29,197
Receivable for fund shares sold	417	1,233,712	293,320	154	31,764	13,983
Prepaid expenses and other assets	32,967	34,639	162,011	30,742	29,558	31,358
Total Assets	86,999,802	54,019,968	68,868,996	29,187,234	37,557,449	7,205,359

Liabilities:
Option contracts written (proceeds $3,670,692)	-	-	2,316,710	-	-	-
Cash overdraft	940,697	-	1,799,625	-	-	-
Payable for securities purchased	594,820	115,189	939,000	354,762	-	-
Payable for fund shares redeemed	482,313	159,481	320,815	156,028	213,224	33,863
Distributions payable	-	18,209	63,146	-		-
Payable to adviser	37,971	28,542	86,541	16,378	20,568	6,028
Payable to sub-adviser	14,689	41,232	57,621	5,210	13,606	3,139
Payable for distribution fees	8,832	5,626	35,230	3,472	4,874	1,251
Payable for administration fees	4,750	3,250	29,928	2,075	2,585	580
Payable for fund accounting	4,750	3,250	3,821	2,049	2,454	529
Payable to transfer agent	2,017	1,917	4,016	1,917	1,942	1,715
Payable for custody fees	2,654	1,250	2,201	1,950	900	613
Accrued expenses and other liabilities	13,125	12,447	57,513	12,670	12,794	11,898
Total Liabilities	2,106,618	390,393	5,716,167	556,511	272,947	59,616

Net Assets	$ 84,893,184	$ 53,629,575	$ 63,152,829	$ 28,630,723	$ 37,284,502	$ 7,145,743

Net Assets:
Paid in capital	$ 90,623,450	$ 73,754,115	$ 92,753,922	$ 39,945,616	$ 48,020,771	$ 11,073,934
Undistributed net investment income (loss)	-	-	-	(64,283)	199,903	107,212
Accumulated net realized loss on		.
investments and foreign currency transactions	(855,483)	(7,701,461)	(22,008,989)	(2,386,889)	(5,104,475)	(1,936,219)
Net unrealized depreciation on
investments and foreign currency translations	(4,874,783)	(12,423,079)	(7,592,104)	(8,863,721)	(5,831,697)	(2,099,184)

Net Assets	$ 84,893,184	$ 53,629,575	$ 63,152,829	$ 28,630,723	$ 37,284,502	$ 7,145,743

Net Asset Value Per Share
Class C Shares:
Net Assets	$ 12,890,203	$ 8,203,070	$ 28,309,981	$ 3,642,177	$ 5,068,572	$ 1,276,093
Shares of beneficial interest outstanding
(no par value; unlimited shares authorized)	1,018,260	1,128,628	884,716	645,309	639,409	144,701
Net asset value, offering and
redemption price per share	$ 12.66	$ 7.27	$ 32.00	$ 5.64	$ 7.93	$ 8.82

Class N Shares:
Net Assets	$ 71,815,011	$ 43,836,842	$ 290,548	$ 24,520,541	$ 32,125,708	$ 5,786,224
Shares of beneficial interest outstanding
(no par value; unlimited shares authorized)	5,640,947	6,008,702	8,354	4,251,871	3,971,369	633,185
Net asset value, offering and
redemption price per share	$ 12.73	$ 7.30	$ 34.78	$ 5.77	$ 8.09	$ 9.14

Class A Shares:
Net Assets	$ 187,970	$ 1,589,663	$ 34,552,300	$ 468,005	$ 90,222	$ 83,426
Shares of beneficial interest outstanding
(no par value; unlimited shares authorized)	14,723	216,492	993,592	81,519	11,187	9,142
Net asset value and
redemption price per share	$ 12.77	$ 7.34	$ 34.78	$ 5.74	$ 8.06	$ 9.13
Front-end sales charge factor	0.9550	0.9550	0.9425	0.9425	0.9425	0.9425
Offering price per share (Net asset value per
share / front-end sales charge factor)	$ 13.37	$ 7.69	$ 36.90	$ 6.09	$ 8.55	$ 9.69

See accompanying notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES (Continued)
October 31, 2008

					Dunham
	Dunham	Dunham	Dunham	Dunham	Emerging
	International	Small Cap	Large Cap	Small Cap	Markets
	Stock Fund	Value Fund	Growth Fund	Growth Fund	Stock Fund
Assets:
Investments in securities, at cost	$ 53,120,753	$ 26,838,888	$ 56,206,316	$ 26,639,561	$ 20,335,594
Investments in securities, at value	$ 36,911,716	$ 19,974,468	$ 49,829,631	$ 22,506,193	$ 10,883,278
Foreign currency, at value (Cost - $35,421, $655,957)	29,311	-	-	-	636,774
Cash	369,079	-	-	-	-
Receivable for securities sold	-	29,134	2,911,168	1,260,864	-
Receivable from sub-adviser	-	5,160	11,150	-	3,653
Interest and dividends receivable	122,459	23,248	28,056	7,873	24,670
Receivable for fund shares sold	57,496	33,474	50,830	24,803	19,864
Prepaid expenses and other assets	50,684	28,881	29,608	28,922	29,623
Total Assets	37,540,745	20,094,365	52,860,443	23,828,655	11,597,862

Liabilities:
Cash overdraft	-	-	-	-	48,660
Payable for securities purchased	553,009	-	1,717,277	1,814,175	454,801
Payable for fund shares redeemed	255,854	113,183	321,098	105,302	64,150
Payable for open forward foreign currency
contracts (net)	255,509	-	-	-	-
Payable to adviser	20,246	11,365	28,182	12,425	6,360
Payable to sub-adviser	30,451	-	-	9,558	-
Payable for distribution fees	5,177	2,132	5,437	2,962	1,465
Payable for administration fees	2,403	1,575	3,500	1,575	850
Payable for fund accounting fees	6,075	1,787	2,902	1,750	2,826
Payable for transfer agent fees	1,942	1,917	1,981	1,942	2,167
Payable for custody fees	11,054	1,250	2,932	1,650	7,000
Accrued expenses and other liabilities	15,533	12,558	12,703	12,414	12,809
Total Liabilities	1,157,253	145,767	2,096,012	1,963,753	601,088

Net Assets	$ 36,383,492	$ 19,948,598	$ 50,764,431	$ 21,864,902	$ 10,996,774

Net Assets:
Paid in capital	$ 58,165,663	$ 28,788,542	$ 72,167,159	$ 29,376,761	$ 20,424,191
Undistributed net investment income (loss)	673,625	162,363	-	-	(857)
Accumulated net realized gain (loss) on
investments and foreign currency transactions	(5,985,730)	(2,137,887)	(15,026,043)	(3,378,491)	45,194
Net unrealized depreciation on
investments and foreign currency translations	(16,470,066)	(6,864,420)	(6,376,685)	(4,133,368)	(9,471,754)

Net Assets	$ 36,383,492	$ 19,948,598	$ 50,764,431	$ 21,864,903	$ 10,996,774

Net Asset Value Per Share
Class C Shares:
Net Assets	$ 4,975,113	$ 2,288,610	$ 5,922,791	$ 3,191,721	$ 1,444,334
Shares of beneficial interest outstanding
(no par value; unlimited shares authorized)	637,101	312,524	1,951,276	356,865	200,621
Net asset value, offering and
redemption price per share	$ 7.81	$ 7.32	$ 3.04	$ 8.94	$ 7.20

Class N Shares:
Net Assets	$ 31,368,974	$ 17,629,740	$ 44,811,007	$ 18,648,711	$ 9,466,353
Shares of beneficial interest outstanding
(no par value; unlimited shares authorized)	3,876,834	2,306,464	14,166,826	1,995,582	1,293,142
Net asset value, offering and
redemption price per share	$ 8.09	$ 7.64	$ 3.16	$ 9.34	$ 7.32

Class A Shares:
Net Assets	$ 39,405	$ 30,248	$ 30,633	$ 24,470	$ 86,087
Shares of beneficial interest outstanding
(no par value; unlimited shares authorized)	4,892	3,973	9,742	2,628	11,836
Net asset value and
redemption price per share	$ 8.05	$ 7.61	$ 3.14	$ 9.31	$ 7.27
Front-end sales charge factor	0.9425	0.9425	0.9425	0.9425	0.9425
Offering price per share (Net asset value per
share / front-end sales charge factor)	$ 8.54	$ 8.07	$ 3.33	$ 9.88	$ 7.71

See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS
For the Year Ended October 31, 2008

	Dunham		Dunham
	Corporate /	Dunham	Monthly	Dunham	Dunham	Dunham
	Government	High-Yield	Distribution	Appreciation &	Large Cap	Real Estate
	Bond Fund	Bond Fund	Fund**	Income Fund	Value Fund	Stock Fund
Investment Income:
Interest income	$ 4,656,578	$ 5,693,401	$ 84,203	$ 568,680	$ 50,714	$ 14,143
Dividend income	8,388	58,657	399,522	367,936	1,258,573	348,751
Less: Foreign withholding taxes	-	-	-	(4,530)	-	-
Total Investment Income	4,664,966	5,752,058	483,725	932,086	1,309,287	362,894

Operating Expenses:
Investment advisory fees	468,119	412,434	226,038	262,405	332,820	68,087
Sub-advisory fees	327,683	343,695	28,492	242,220	220,173	41,830
Sub-advisory performance fees	(101,132)	56,164	29,129	72,001	189,287	(34,560)
Fund accounting fees	68,652	59,483	66,226	26,555	32,419	7,495
Distribution fees- Class C Shares	100,349	77,024	115,307	56,357	74,186	20,659
Distribution fees- Class A Shares	531	396	33,495	2,037	458	342
Administration fees	76,022	58,804	52,631	34,157	43,167	9,272
Registration fees	62,249	62,130	45,549	63,903	63,530	58,619
Transfer agent fees	26,959	26,027	129,852	24,283	25,128	24,434
Custodian fees	19,321	11,527	39,356	10,067	5,853	2,719
Professional fees	17,077	15,996	163,329	12,668	13,516	11,160
Chief Compliance Officer fees	13,385	10,207	5,743	5,860	7,503	1,536
Printing and postage expense	9,490	8,774	14,279	4,995	6,426	1,840
Trustees' fees	7,327	6,983	21,710	2,786	3,582	820
Insurance expense	4,907	3,372	8,283	2,054	2,741	600
Miscellaneous expenses	1,513	3,826	5,240	838	938	436
Total Operating Expenses	1,102,452	1,156,842	984,659	823,186	1,021,727	215,289
Less: Sub-advisory fees waived	-	-	-	-	-	(4,123)
Net Operating Expenses	1,102,452	1,156,842	984,659	823,186	1,021,727	211,166

Net Investment Income (Loss)	3,562,514	4,595,216	(500,934)	108,900	287,560	151,728

Realized and Unrealized
Gain (Loss) on Investments, Foreign
Currency and Written Options:
Net realized gain (loss) from:
Investments and foreign currency	(785,490)	(6,657,506)	(10,547,081)	(1,554,165)	(5,176,804)	(2,112,953)
Written options	-	-	4,642,383	-	-	-
Capital gain distributions from
other investment companies	-	-	-	-	80,037	176,925
Net change in unrealized depreciation on:
Investments and foreign currency	(5,366,025)	(11,680,703)	(3,619,982)	(15,894,359)	(17,213,277)	(3,368,063)
Written options	-	-	920,452	-	-	-
Net Realized and Unrealized Loss	(6,151,515)	(18,338,209)	(8,604,228)	(17,448,524)	(22,310,044)	(5,304,091)

Net Decrease in Net Assets
Resulting From Operations	$ (2,589,001)	$ (13,742,993)	$ (9,105,162)	$ (17,339,624)	$ (22,022,484)	$ (5,152,363)

**For the ten months ended October 31, 2008.

See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS (Continued)
For the Year Ended October 31, 2008

					Dunham
	Dunham	Dunham	Dunham	Dunham	Emerging
	International	Small Cap	Large Cap	Small Cap	Markets
	Stock Fund	Value Fund	Growth Fund	Growth Fund	Stock Fund
Investment Income:
Interest income	$ 78,631	$ 29,307	$ 185,525	$ 63,460	$ 30,453
Dividend income	1,760,938	760,536	662,692	100,946	368,772
Less: Foreign withholding taxes	(119,564)	-	(2,158)	-	(26,987)
Total Investment Income	1,720,005	789,843	846,059	164,406	372,238

Operating Expenses:
Investment advisory fees	345,780	188,189	470,686	205,867	132,147
Sub-advisory fees	321,280	159,237	362,066	158,359	101,652
Sub-advisory performance fees	(63,361)	40,230	183,639	98,658	(103,584)
Fund accounting fees	63,146	19,862	46,267	22,887	28,829
Distribution fees- Class C Shares	79,558	36,403	93,182	48,260	30,422
Distribution fees- Class A Shares	300	100	494	209	633
Administration fees	45,266	22,568	61,048	26,700	17,377
Registration fees	63,119	60,709	66,579	63,545	65,470
Transfer agent fees	25,385	24,272	26,177	25,185	25,257
Custodian fees	101,519	9,382	17,997	14,367	52,540
Professional fees	27,039	11,608	15,417	12,753	12,220
Chief Compliance Officer fees	7,535	4,219	10,586	4,625	3,039
Printing and postage expense	6,919	2,747	9,062	4,497	4,494
Trustees' fees	4,238	1,449	5,704	2,507	1,595
Insurance expense	2,809	1,467	3,708	1,537	1,055
Miscellaneous expenses	2,365	1,070	1,661	674	2,050
Total Operating Expenses	1,032,897	583,512	1,374,273	690,630	375,196
Less: Sub-advisory fees waived	-	-	-	-	(13,741)
Net Operating Expenses	1,032,897	583,512	1,374,273	690,630	361,455

Net Investment Income (Loss)	687,108	206,331	(528,214)	(526,224)	10,783

Realized and Unrealized
Gain (Loss) on Investments and
Foreign Currency:
Net realized gain (loss) from investments
and foreign currency	(5,715,756)	(2,127,637)	(14,865,049)	(3,315,379)	36,030
Net change in unrealized depreciation
on investments and foreign currency	(26,726,879)	(9,725,859)	(18,167,276)	(9,614,248)	(16,975,461)
Net Realized and Unrealized Loss	(32,442,635)	(11,853,496)	(33,032,325)	(12,929,627)	(16,939,431)

Net Decrease in Net Assets
Resulting From Operations	$ (31,755,527)	$ (11,647,165)	$ (33,560,539)	$ (13,455,851)	$ (16,928,648)

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Dunham		Dunham		Dunham			Dunham
	Corporate/Government		High-Yield		Monthly Distribution			Appreciation &
	Bond Fund		Bond Fund		Fund			Income Fund
					Ten Months
	Year Ended	Year Ended	Year Ended	Year Ended	Ended	Year Ended	Year Ended	Year Ended	Year Ended
	Oct. 31, 2008	Oct. 31, 2007	Oct. 31, 2008	Oct. 31, 2007	Oct. 31, 2008	Dec. 31, 2007	Dec. 31, 2006	Oct. 31, 2008	Oct. 31, 2007

Operations:
Net investment income (loss)	$ 3,562,514	$ 2,699,295	$ 4,595,216	$ 3,108,281	$ (500,934)	$ (262,863)	$ (377,481)	$ 108,900	$ 51,515
Net realized gain (loss) from investments
and foreign currency	(785,490)	480,467	(6,657,506)	(824,912)	(5,904,698)	6,552,876	1,882,713	(1,554,165)	2,329,828
Net change in unrealized appreciation
(depreciation) on investments
and foreign currency	(5,366,025)	265,634	(11,680,703)	(874,476)	(2,699,530)	(5,614,003)	2,934,817	(15,894,359)	4,534,963
Payment from affiliate					-	-	70,120
Net Increase (Decrease) in Net Assets
Resulting From Operations	(2,589,001)	3,445,396	(13,742,993)	1,408,893	(9,105,162)	676,010	4,510,169	(17,339,624)	6,916,306

Distributions to Shareholders From:
Net Realized Gains:
Class A	(307)	-		-	(134,539)	(2,227,846)	-	(38,548)	-
Class C	(18,549)	-	-	-	(119,650)	(1,934,663)	-	(226,630)	(249,910)
Class N	(112,194)	-	-	-	(798)	-	-	(1,228,388)	(1,522,877)
Net Investment Income:
Class A	(7,714)	(3,120)	(10,730)	(4,023)			(3,166,395)	(28,440)	-
Class C	(419,884)	(373,815)	(621,533)	(576,128)			(2,393,322)	(14,118)	(33,902)
Class N	(3,109,955)	(2,336,187)	(3,965,439)	(2,546,143)				(1,030,647)	(546,986)
Distributions From Paid In Capital
Class A	-	-	-	-	(719,477)	-	-	(31,816)	-
Class C	-	-	-	-	(682,664)	-	-	(296,499)	-
Class N	-	-	-	-	-	-	-	(924,921)	-
Total Dividends and Distributions
to Shareholders	(3,668,603)	(2,713,122)	(4,597,702)	(3,126,294)	(1,657,128)	(4,162,509)	(5,559,717)	(3,820,007)	(2,353,675)

Share Transactions of
Beneficial Interest:
Net proceeds from shares sold
Class A	14	215,564	1,518,790	178,694	2,519,167	4,958,479	5,066,936	556,090	674,260
Class C	3,873,010	8,498,374	1,336,012	6,538,180	3,696,920	4,573,770	5,864,250	1,072,271	3,865,882
Class N	24,321,789	55,061,035	14,032,731	63,074,112	290,257	-	-	11,132,621	14,324,470
Transfer of net assets
Class A					30,979,771	-	-
Class C					24,511,193	-	-
Reinvestment of dividends and distributions
Class A	8,021	3,119	8,831	2,917	409,372	974,976	1,474,406	17,651	-
Class C	438,433	373,816	339,241	290,846	393,787	798,129	971,065	537,247	283,813
Class N	3,222,147	2,336,187	3,965,440	2,546,143	798	-	-	3,183,956	2,069,862
Cost of shares redeemed
Class A	(27,139)	(313)	(71,770)	(10)	(11,789,993)	(10,726,443)	(14,670,457)	(415,666)	(21,232)
Class C	(4,321,635)	(3,534,272)	(2,333,190)	(2,895,205)	(10,479,751)	(7,105,104)	(10,890,821)	(1,454,912)	(1,800,323)
Class N	(32,104,692)	(15,105,262)	(31,115,800)	(10,583,717)	-	-	-	(6,086,798)	(7,099,421)
Net Increase (Decrease) in Net Assets From
Share Transactions of Beneficial Interest	(4,590,052)	47,848,248	(12,319,715)	59,151,960	40,531,521	(6,526,193)	(12,184,621)	8,542,460	12,297,311

Total Increase (Decrease) in Net Assets	(10,847,656)	48,580,522	(30,660,410)	57,434,559	29,769,231	(10,012,692)	(13,234,169)	(12,617,171)	16,859,942

Net Assets:
Beginning of period	95,740,840	47,160,318	84,289,985	26,855,426	33,383,598	43,396,290	56,630,459	41,247,894	24,387,952
End of period**	$84,893,184	$95,740,840	$53,629,575	$84,289,985	$63,152,829	$33,383,598	$43,396,290	$28,630,723	$41,247,894
** Includes undistributed net investment
income (loss) at end of period	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ (64,283)	$ 1,718

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Dunham		Dunham		Dunham		Dunham
	Large Cap		Real Estate		International		Small Cap
	Value Fund		Stock Fund		Stock Fund		Value Fund

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	Oct. 31, 2008	Oct. 31, 2007	Oct. 31, 2008	Oct. 31, 2007	Oct. 31, 2008	Oct. 31, 2007	Oct. 31, 2008	Oct. 31, 2007

Operations:
Net investment income (loss)	$ 287,560	$ 546,191	$ 151,728	$ 99,341	$ 687,108	$ (47,815)	$ 206,331	$ (57,824)
Net realized gain (loss) from investments
and foreign currency	(5,176,804)	1,131,017	(2,112,953)	685,278	(5,715,756)	2,771,933	(2,127,637)	910,126
Capital gain distributions from
other investment companies	80,037	28,095	176,925	132,273	-	-	-	28,268
Net change in unrealized appreciation
(depreciation) on investments
and foreign currency	(17,213,277)	4,195,988	(3,368,063)	(1,624,356)	(26,726,879)	5,311,533	(9,725,859)	1,444,746
Net Increase (Decrease) in Net Assets
Resulting From Operations	(22,022,484)	5,901,291	(5,152,363)	(707,464)	(31,755,527)	8,035,651	(11,647,165)	2,325,316

Distributions to Shareholders From:
Net Realized Gains:
Class A	(5,610)	-	(10,755)	-	(8,706)	-	(1,838)	-
Class C	(176,650)	(354,196)	(163,611)	(429,692)	(421,744)	(415,074)	(134,778)	(658,026)
Class N	(979,460)	(1,879,881)	(611,307)	(1,946,799)	(2,191,639)	(1,857,507)	(792,350)	(3,215,270)
Net Investment Income:
Class A	(2,669)	-	(1,816)	-	(1,209)	-	-	-
Class C	(12,828)	-	(6,447)	(760)	-	(5,229)	-	-
Class N	(514,951)	(224,196)	(121,567)	(3,444)	(320,294)	(23,771)	-	-
Total Dividends and Distributions
to Shareholders	(1,692,168)	(2,458,273)	(915,503)	(2,380,695)	(2,943,592)	(2,301,581)	(928,966)	(3,873,296)

Share Transactions of
Beneficial Interest:
Net proceeds from shares sold
Class A	139,097	227,640	5,013	218,476	50,975	184,138	13,011	71,328
Class C	1,074,009	4,325,290	231,681	1,814,413	1,727,773	5,228,644	375,369	2,338,846
Class N	10,444,184	19,468,607	3,036,093	5,164,518	17,396,656	22,693,565	5,690,432	11,576,434
Reinvestment of dividends and distributions
Class A	8,279	-	12,571	-	9,915	-	1,838	-
Class C	189,478	354,196	170,058	430,452	421,744	420,303	134,778	658,026
Class N	1,494,411	2,104,077	732,875	1,950,243	2,511,933	1,881,278	792,350	3,215,270
Cost of shares redeemed
Class A	(166,723)	(43,909)	(44,116)	(17,722)	(128,728)	(7,443)	(28,959)	(2,148)
Class C	(1,587,812)	(2,419,545)	(810,616)	(871,266)	(2,088,962)	(2,135,514)	(1,630,958)	(1,301,994)
Class N	(7,617,178)	(9,151,311)	(3,844,335)	(3,565,043)	(9,939,639)	(5,035,024)	(6,627,495)	(3,694,173)
Net Increase (Decrease) in Net Assets From
Share Transactions of Beneficial Interest	3,977,745	14,865,045	(510,776)	5,124,071	9,961,667	23,229,947	(1,279,634)	12,861,589

Total Increase (Decrease) in Net Assets	(19,736,907)	18,308,063	(6,578,642)	2,035,912	(24,737,452)	28,964,017	(13,855,765)	11,313,609

Net Assets:
Beginning of year	57,021,409	38,713,346	13,724,385	11,688,473	61,120,944	32,156,927	33,804,363	22,490,754
End of year**	$37,284,502	$57,021,409	$ 7,145,743	$13,724,385	$36,383,492	$61,120,944	$19,948,598	$33,804,363
** Includes undistributed net investment
income at end of year	$ 199,903	$ 446,594	$ 107,212	$ 95,137	$ 673,625	$ 739	$ 162,363	$ -

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Dunham		Dunham		Dunham
	Large Cap		Small Cap		Emerging Markets
	Growth Fund		Growth Fund		Stock Fund

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	Oct. 31, 2008	Oct. 31, 2007	Oct. 31, 2008	Oct. 31, 2007	Oct. 31, 2008	Oct. 31, 2007

Operations:
Net investment income (loss)	$ (528,214)	$ 6,476	$ (526,224)	$ (311,870)	$ 10,783	$ (89,238)
Net realized gain (loss) from investments,
foreign currency and written options	(14,865,049)	3,685,680	(3,315,379)	3,711,636	36,030	5,773,951
Net change in unrealized appreciation
(depreciation) on investments, foreign currency
and written options	(18,167,276)	8,788,826	(9,614,248)	3,794,809	(16,975,461)	4,119,789
			-	-	-	-
Net Increase (Decrease) in Net Assets
Resulting From Operations	(33,560,539)	12,480,982	(13,455,852)	7,194,575	(16,928,648)	9,804,502

Distributions to Shareholders From:
Net Realized Gains:
Class A	(13,238)	-	(18,239)	-	(69,668)	-
Class C	(524,779)	(170,638)	(555,212)	(126,160)	(788,317)	(390,475)
Class N	(3,181,269)	(992,784)	(2,867,016)	(646,402)	(4,655,882)	(2,379,630)
Net Investment Income:
Class A	(11)	-	-	-	(2,626)	-
Class C	(847)	-	-	-	(630)	(28,864)
Class N	(5,759)	-	-	-	(143,655)	(265,372)
Total Dividends and Distributions
to Shareholders	(3,725,903)	(1,163,422)	(3,440,467)	(772,562)	(5,660,778)	(3,064,341)

Share Transactions of
Beneficial Interest:
Net proceeds from shares sold
Class A	5	291,533	13	198,761	47,643	328,449
Class C	1,316,876	5,831,416	674,189	2,955,209	830,173	2,750,155
Class N	19,086,514	28,190,362	6,683,498	12,218,920	7,777,425	8,151,382
Reinvestment of dividends and distributions
Class A	5,767	-	18,239	-	69,497	-
Class C	525,626	170,638	555,212	126,160	788,947	419,339
Class N	3,187,028	992,783	2,867,016	646,402	4,799,537	2,645,002
Cost of shares redeemed
Class A	(176,210)	(31,695)	(139,249)	(2,282)	(111,417)	(24,748)
Class C	(2,488,205)	(2,266,771)	(1,691,269)	(1,662,114)	(1,158,799)	(1,971,994)
Class N	(11,180,223)	(9,184,035)	(8,280,678)	(7,108,548)	(7,617,515)	(7,409,208)
Net Increase (Decrease) in Net Assets From
Share Transactions of Beneficial Interest	10,277,178	23,994,231	686,971	7,372,508	5,425,491	4,888,377

Total Increase (Decrease) in Net Assets	(27,009,264)	35,311,791	(16,209,347)	13,794,521	(17,163,935)	11,628,538

Net Assets:
Beginning of year	77,773,695	42,461,904	38,074,249	24,279,728	28,160,709	16,532,171
End of year**	$50,764,431	$77,773,695	$21,864,902	$38,074,249	$10,996,774	$28,160,709
** Includes undistributed net investment
income (loss) at end of year	$ -	$ 6,476	$ -	$ -	$ (857)	$ 131,993

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS

The table sets forth financial data for one share of beneficial interest outstanding throughout each period.

	Class C				Class N				Class A
	Year Ended	Year Ended	Year Ended	Period Ended	Year Ended	Year Ended	Year Ended	Period Ended	Year Ended	Period Ended
	October 31,	October 31,	October 31,	October 31,	October 31,	October 31,	October 31,	October 31,	October 31,	October 31,
	2008	2007	2006	2005*	2008	2007	2006	2005*	2008	2007**

Dunham Corporate/Government Bond:
Net asset value, beginning of period	$ 13.57	$ 13.51	$ 13.61	$ 13.90	$ 13.65	$ 13.58	$ 13.62	$ 13.90	$ 13.69	$ 13.60
Income (loss) from investment operations:
Net investment income***	0.43	0.49	0.42	0.23	0.53	0.59	0.52	0.32	0.50	0.46
Net realized and unrealized gain (loss)	(0.89)	0.05	0.09	(0.29)	(0.90)	0.06	0.10	(0.29)	(0.90)	(0.14)
Total income (loss) from investment operations	(0.46)	0.54	0.51	(0.06)	(0.37)	0.65	0.62	0.03	(0.40)	0.32
Less distributions:
Distributions from net investment income	(0.43)	(0.48)	(0.53)	(0.23)	(0.53)	(0.58)	(0.58)	(0.31)	(0.50)	(0.23)
Distributions from net realized gains	(0.02)	0.00	(0.08)	0.00	(0.02)	0.00	(0.08)	0.00	(0.02)	0.00
Total distributions	(0.45)	(0.48)	(0.61)	(0.23)	(0.55)	(0.58)	(0.66)	(0.31)	(0.52)	(0.23)
Net asset value, end of period	$ 12.66	$ 13.57	$ 13.51	$ 13.61	$ 12.73	$ 13.65	$ 13.58	$ 13.62	$ 12.77	$ 13.69

Total return +	(3.82)%	4.07%	3.85%	(0.42)%	(3.21)%	4.87%	4.67%	0.21%	(3.45)%	2.40%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$ 12,890	$ 13,801	$ 8,288	$ 11,102	$ 71,815	$ 81,719	$ 38,872	$ 26,748	$ 188	$ 221
Ratios of expenses to average net assets:
Before advisory fee waivers^	1.82%	1.81%	2.18%	2.22%	1.07%	1.06%	1.43%	1.47%	1.32%	1.31%
After advisory fee waivers^	1.82%	1.78%	2.15%	2.19%	1.07%	1.03%	1.40%	1.44%	1.32%	1.28%
Ratios of net investment income to
average net assets:
Before advisory fee waivers^	3.16%	3.57%	3.09%	1.82%	3.91%	4.32%	3.84%	2.57%	3.66%	4.08%
After advisory fee waivers^	3.16%	3.60%	3.12%	1.85%	3.91%	4.35%	3.87%	2.60%	3.66%	4.11%
Portfolio turnover rate	253%	291%	300%	358%	253%	291%	300%	358%	253%	291%

	Class C				Class N				Class A
	Year Ended	Year Ended	Year Ended	Period Ended	Year Ended	Year Ended	Year Ended	Period Ended	Year Ended	Period Ended
	October 31,	October 31,	October 31,	October 31,	October 31,	October 31,	October 31,	October 31,	October 31,	October 31,
	2008	2007	2006	2005*	2008	2007	2006	2005*	2008	2007**

Dunham High-Yield Bond:
Net asset value, beginning of period	$ 9.75	$ 9.90	$ 9.82	$ 10.00	$ 9.79	$ 9.91	$ 9.82	$ 10.00	$ 9.81	$ 10.06
Income (loss) from investment operations:
Net investment income***	0.55	0.58	0.51	0.12	0.63	0.65	0.58	0.15	0.60	0.53
Net realized and unrealized gain (loss)	(2.47)	(0.16)	0.06	(0.17)	(2.49)	(0.15)	0.07	(0.18)	(2.50)	(0.45)
Total income (loss) from investment operations	(1.92)	0.42	0.57	(0.05)	(1.86)	0.50	0.65	(0.03)	(1.90)	0.08
Less distributions:
Distributions from net investment income	(0.56)	(0.57)	(0.49)	(0.13)	(0.63)	(0.62)	(0.56)	(0.15)	(0.57)	(0.33)
Distributions from net realized gains	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total distributions	(0.56)	(0.57)	(0.49)	(0.13)	(0.63)	(0.62)	(0.56)	(0.15)	(0.57)	(0.33)
Net asset value, end of period	$ 7.27	$ 9.75	$ 9.90	$ 9.82	$ 7.30	$ 9.79	$ 9.91	$ 9.82	$ 7.34	$ 9.81

Total return +	(20.73)%	4.25%	5.92%	(0.53)%	(20.10)%	5.05%	6.77%	(0.32)%	(20.43)%	0.83%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$ 8,203	$ 11,609	$ 7,942	$ 2,498	$ 43,837	$ 72,503	$ 18,913	$ 8,132	$ 1,590	$ 178
Ratios of expenses to average net assets:
Before advisory fee waivers^	2.32%	2.04%	2.59%	3.47%	1.57%	1.29%	1.84%	2.72%	1.82%	1.55%
After advisory fee waivers^	2.32%	2.04%	2.59%	3.47%	1.57%	1.29%	1.84%	2.72%	1.82%	1.55%
Ratios of net investment income (loss) to
average net assets:
Before advisory fee waivers^	6.06%	5.78%	5.16%	3.71%	6.81%	6.53%	5.91%	4.46%	6.56%	6.28%
After advisory fee waivers^	6.06%	5.78%	5.16%	3.71%	6.81%	6.53%	5.91%	4.46%	6.56%	6.28%
Portfolio turnover rate	75%	64%	55%	20%	75%	64%	55%	20%	75%	64%

*All Class C and Class N shares commenced operations on December 10, 2004, with the exception of High-Yield Bond, which commenced operations on July 1, 2005.
** All Class A shares commenced operations on January 3, 2007.
***The net investment income per share data was determined using the average shares outstanding throughout the period.
^ Annualized for periods less than one year.
+Assumes reinvestment of all dividends and distributions, if any. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS

The table sets forth financial data for one share of beneficial interest outstanding throughout each period.

	Class C
	Ten Months			Ten Months
	Ended	Year Ended	Year Ended	Ended	Year Ended	Year Ended
	October 31,	December 31,	December 31,	December 31,	February 28	February 29
	2008 ~	2007	2006	2005*	2005	2004

Dunham Monthly Distribution Fund:
Net asset value, beginning of period	$ 43.50	$ 48.12	$ 49.55	$ 53.70	$ 60.30	$ 53.10
Income (loss) from investment operations:
Net investment loss***	(0.75)	(0.55)	(0.64)	(0.46)	(0.30)	(0.70)
Net realized and unrealized gain (loss)	(8.39)	1.06	4.84	(0.04)	(0.05)	13.20
Payment from afiliate	0.00	0.00	0.07++	0.00	0.00	0.00
Total income (loss) from investment operations	(9.14)	0.51	4.27	(0.50)	(0.35)	12.50
Less distributions:
Distributions from net realized gains	(0.14)	(5.13)	0.00	(2.86)	(3.20)	(5.30)
Tax return of capital	(2.22)	0.00	(5.70)	(0.79)	(3.05)	0.00
Total distributions	(2.36)	(5.13)	(5.70)	(3.65)	(6.25)	(5.30)
Net asset value, end of period	$ 32.00	$ 43.50	$ 48.12	$ 49.55	$ 53.70	$ 60.30

Total return +	(21.74)% (1)	0.98%	9.13%	(0.91)% (1)	(0.40)%	24.21%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$ 28,310	$ 15,161	$ 18,601	$ 23,250	$ 28,745	$ 21,832
Ratios of expenses to average net assets:
Before advisory fee waivers^	4.40% (2)	3.11%	3.09%	3.00% (2)	3.04%	3.11%
After advisory fee waivers^	4.40% (2)	3.00%	2.96%	3.00% (2)	3.00%	3.00%
Ratios of net investment income (loss) to
average net assets:
Before advisory fee waivers^	(2.44)% (2)	(1.20)%	(1.34)%	(0.97)% (2)	(0.65)%	(1.67)%
After advisory fee waivers^	(2.44)% (2)	(1.09)%	(1.20)%	(0.97)% (2)	(0.61)%	(1.56)%
Portfolio turnover rate	160% (1)	213%	196%	105% (1)	99%	193%

	Class A						Class N
	Ten Months			Ten Months
	Ended	Year Ended	Year Ended	Ended	Year Ended	Year Ended	Period Ended
	October 31,	December 31,	December 31,	December 31,	February 28	February 29	October 31,
	2008 ~	2007	2006	2005*	2005	2004	2008**

Dunham Monthly Distribution Fund:
Net asset value, beginning of period	$ 46.78	$ 51.01	$ 51.84	$ 55.67	$ 61.80	$ 53.90	$ 37.32
Income (loss) from investment operations:
Net investment income (loss)***	(0.56)	(0.18)	(0.27)	(0.11)	0.07	(0.30)	(0.05)
Net realized and unrealized gain (loss)	(9.08)	1.08	5.07	(0.07)	0.05	13.50	(2.35)
Payment from afiliate	0.00	0.00	0.07++	0.00	0.00	0.00	0.00
Total income (loss) from investment operations	(9.64)	0.90	4.87	(0.18)	0.12	13.20	(2.40)
Less distributions:
Distributions from net realized gains	(0.14)	(5.13)	0.00	(2.86)	(3.20)	(5.30)	(0.14)
Tax return of capital	(2.22)	0.00	(5.70)	(0.79)	(3.05)	0.00	0.00
Total distributions	(2.36)	(5.13)	(5.70)	(3.65)	(6.25)	(5.30)	(0.14)
Net asset value, end of period	$ 34.78	$ 46.78	$ 51.01	$ 51.84	$ 55.67	$ 61.80	$ 34.78

Total return +	(21.27)% (1)	1.72%	9.92%	(0.28)% (1)	0.41%	25.19%	(6.44)%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$ 34,552	$ 18,223	$ 24,795	$ 33,381	$ 41,444	$ 29,477	$ 291
Ratios of expenses to average net assets:
Before advisory fee waivers^	3.65% (2)	2.36%	2.34%	2.25% (2)	2.29%	2.36%	3.40%
After advisory fee waivers^	3.65% (2)	2.25%	2.21%	2.25% (2)	2.25%	2.25%	3.40%
Ratios of net investment income (loss) to
average net assets:
Before advisory fee waivers^	(1.69)% (2)	(0.44)%	(0.59)%	(0.21)% (2)	0.10%	(0.92)%	(1.44)%
After advisory fee waivers^	(1.69)% (2)	(0.33)%	(0.46)%	(0.21)% (2)	0.14%	(0.81)%	(1.44)%
Portfolio turnover rate	160% (1)	213%	196%	105% (1)	99%	193%	160% (1)

*The Fund's fiscal year end changed from February 28 to December 31, effective December 31, 2005.
** Class N shares commenced operations on September 29, 2008.
***The net investment income (loss) per share data was determined using the average shares outstanding throughout the period.
^ Annualized for periods less than one year.
+Assumes reinvestment of all dividends and distributions, if any. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.
1 Not Annualized
2 Annualized
++ Amount was calculated based on the average shares outstanding during the period.
~ The Fund's fiscal year end changed from December 31 to October 31 effective September 29, 2008.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS

The table sets forth financial data for one share of beneficial interest outstanding throughout each period.

	Class C				Class N				Class A
	Year Ended	Year Ended	Year Ended	Period Ended	Year Ended	Year Ended	Year Ended	Period Ended	Year Ended	Period Ended
	October 31,	October 31,	October 31,	October 31,	October 31,	October 31,	October 31,	October 31,	October 31,	October 31,
	2008	2007	2006	2005*	2008	2007	2006	2005*	2008	2007**

Dunham Appreciation & Income:
Net asset value, beginning of period	$ 9.95	$ 8.90	$ 8.95	$ 8.95	$ 10.13	$ 9.11	$ 9.03	$ 8.95	$ 10.11	$ 8.41
Income (loss) from investment operations:
Net investment income (loss)***	(0.05)	(0.06)	(0.11)	(0.11)	0.03	0.03	(0.01)	(0.03)	0.01	0.00
Net realized and unrealized gain (loss)	(3.41)	1.85	1.06	0.11	(3.46)	1.87	1.05	0.11	(3.45)	1.70
Total income (loss) from investment operations	(3.46)	1.79	0.95	0.00	(3.43)	1.90	1.04	0.08	(3.44)	1.70
Less distributions:
Distributions from net investment income	(0.02)	(0.09)	(0.12)	0.00	(0.30)	(0.23)	(0.08)	0.00	(0.27)	0.00
Distributions from net realized gains	(0.36)	(0.65)	(0.88)	0.00	(0.36)	(0.65)	(0.88)	0.00	(0.36)	0.00
Distributions from paid in capital	(0.47)	0.00	0.00	0.00	(0.27)	0.00	0.00	0.00	(0.30)	0.00
Total distributions	(0.85)	(0.74)	(1.00)	0.00	(0.93)	(0.88)	(0.96)	0.00	(0.93)	0.00
Net asset value, end of period	$ 5.64	$ 9.95	$ 8.90	$ 8.95	$ 5.77	$ 10.13	$ 9.11	$ 9.03	$ 5.74	$ 10.11

Total return +	(37.80)%	21.69%	11.09%	0.00%	(37.06)%	22.85%	12.08%	0.89%	(37.32)%	20.21%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$ 3,642	$ 6,442	$ 3,401	$ 4,179	$ 24,521	$ 34,074	$ 20,987	$ 14,120	$ 468	$ 732
Ratios of expenses to average net assets:
Before advisory fee waivers^	2.90%	2.87%	3.10%	3.22%	1.90%	1.87%	2.10%	2.22%	2.15%	2.12%
After advisory fee waivers^	2.90%	2.87%	3.10%	3.22%	1.90%	1.87%	2.10%	2.22%	2.15%	2.12%
Ratios of net investment income (loss) to
average net assets:
Before advisory fee waivers^	(0.59)%	(0.69)%	(1.16)%	(1.36)%	0.41%	0.31%	(0.16)%	(0.36)%	0.16%	0.06%
After advisory fee waivers^	(0.59)%	(0.69)%	(1.16)%	(1.36)%	0.41%	0.31%	(0.16)%	(0.36)%	0.16%	0.06%
Portfolio turnover rate	104%	109%	78%	92%	104%	109%	78%	92%	104%	109%

	Class C				Class N				Class A
	Year Ended	Year Ended	Year Ended	Period Ended	Year Ended	Year Ended	Year Ended	Period Ended	Year Ended	Period Ended
	October 31,	October 31,	October 31,	October 31,	October 31,	October 31,	October 31,	October 31,	October 31,	October 31,
	2008	2007	2006	2005*	2008	2007	2006	2005*	2008	2007**

Dunham Large Cap Value:
Net asset value, beginning of period	$ 13.04	$ 12.26	$ 11.85	$ 11.00	$ 13.30	$ 12.45	$ 11.95	$ 11.00	$ 13.28	$ 12.18
Income (loss) from investment operations:
Net investment income (loss)***	(0.01)	0.04	(0.02)	(0.07)	0.10	0.16	0.09	0.03	0.07	0.11
Net realized and unrealized gain (loss)	(4.81)	1.44	1.32	0.92	(4.90)	1.47	1.34	0.92	(4.89)	0.99
Total income (loss) from investment operations	(4.82)	1.48	1.30	0.85	(4.80)	1.63	1.43	0.95	(4.82)	1.10
Less distributions:
Distributions from net investment income	(0.02)	0.00	0.00	0.00	(0.14)	(0.08)	(0.04)	0.00	(0.13)	0.00
Distributions from net realized gains	(0.27)	(0.70)	(0.89)	0.00	(0.27)	(0.70)	(0.89)	0.00	(0.27)	0.00
Total distributions	(0.29)	(0.70)	(0.89)	0.00	(0.41)	(0.78)	(0.93)	0.00	(0.40)	0.00
Net asset value, end of period	$ 7.93	$ 13.04	$ 12.26	$ 11.85	$ 8.09	$ 13.30	$ 12.45	$ 11.95	$ 8.06	$ 13.28

Total return +	(37.74)%	12.52%	11.48%	7.73%	(37.14)%	13.67%	12.54%	8.64%	(37.34)%	9.03%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$ 5,069	$ 8,785	$ 6,105	$ 7,582	$ 32,126	$ 48,049	$ 32,609	$ 24,240	$ 90	$ 187
Ratios of expenses to average net assets:
Before advisory fee waivers^	2.85%	2.32%	2.55%	2.75%	1.85%	1.32%	1.55%	1.75%	2.10%	1.57%
After advisory fee waivers^	2.85%	2.32%	2.50%	2.67%	1.85%	1.32%	1.50%	1.67%	2.10%	1.57%
Ratios of net investment income (loss) to
average net assets:
Before advisory fee waivers^	(0.29)%	0.28%	(0.27)%	(0.77)%	0.71%	1.28%	0.73%	0.23%	0.46%	1.03%
After advisory fee waivers^	(0.29)%	0.28%	(0.22)%	(0.69)%	0.71%	1.28%	0.78%	0.31%	0.46%	1.03%
Portfolio turnover rate	21%	23%	22%	32%	21%	23%	22%	32%	21%	23%

*All Class C and Class N shares commenced operations on December 10, 2004.
** All Class A shares commenced operations on January 3, 2007.
***The net investment income (loss) per share data was determined using the average shares outstanding throughout the period.
^ Annualized for periods less than one year.
+Assumes reinvestment of all dividends and distributions, if any. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS

The table sets forth financial data for one share of beneficial interest outstanding throughout each period.

	Class C				Class N				Class A
	Year Ended	Year Ended	Year Ended	Period Ended	Year Ended	Year Ended	Year Ended	Period Ended	Year Ended	Period Ended
	October 31,	October 31,	October 31,	October 31,	October 31,	October 31,	October 31,	October 31,	October 31,	October 31,
	2008	2007	2006	2005*	2008	2007	2006	2005*	2008	2007**

Dunham Real Estate Stock:
Net asset value, beginning of period	$ 16.20	$ 21.31	$ 19.85	$ 18.51	$ 16.77	$ 21.73	$ 20.02	$ 18.51	$ 16.75	$ 17.65
Income (loss) from investment operations:
Net investment income (loss)***	0.10	(0.01)	(0.23)	(0.04)	0.21	0.17	(0.05)	0.12	0.20	0.10
Net realized and unrealized gain (loss)	(6.47)	(0.85)	5.73	1.38	(6.68)	(0.88)	5.81	1.39	(6.69)	(1.00)
Total income (loss) from investment operations	(6.37)	(0.86)	5.50	1.34	(6.47)	(0.71)	5.76	1.51	(6.49)	(0.90)
Less distributions:
Distributions from net investment income	(0.04)	(0.01)	(0.12)	0.00	(0.19)	(0.01)	(0.13)	0.00	(0.16)	0.00
Distributions from net realized gains	(0.97)	(4.24)	(3.92)	0.00	(0.97)	(4.24)	(3.92)	0.00	(0.97)	0.00
Total distributions	(1.01)	(4.25)	(4.04)	0.00	(1.16)	(4.25)	(4.05)	0.00	(1.13)	0.00
Net asset value, end of period	$ 8.82	$ 16.20	$ 21.31	$ 19.85	$ 9.14	$ 16.77	$ 21.73	$ 20.02	$ 9.13	$ 16.75

Total return +	(41.23)%	(5.15)%	33.15%	7.24%	(40.64)%	(4.20)%	34.45%	8.16%	(40.86)%	(5.09)%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$ 1,276	$ 2,855	$ 2,069	$ 1,940	$ 5,786	$ 10,683	$ 9,619	$ 6,456	$ 83	$ 186
Ratios of expenses to average net assets:
Before advisory fee waivers^	2.85%	2.73%	3.21%	3.51%	1.85%	1.73%	2.21%	2.51%	2.10%	1.98%
After advisory fee waivers^	2.81%	2.53%	3.15%	3.51%	1.81%	1.53%	2.15%	2.51%	2.06%	1.78%
Ratios of net investment income (loss) to
average net assets:
Before advisory fee waivers^	0.61%	(0.25)%	(1.30)%	(0.25)%	1.61%	0.75%	(0.30)%	0.75%	1.36%	0.50%
After advisory fee waivers^	0.65%	(0.05)%	(1.24)%	(0.25)%	1.65%	0.95%	(0.24)%	0.75%	1.40%	0.70%
Portfolio turnover rate	99%	90%	131%	97%	99%	90%	131%	97%	99%	90%

	Class C				Class N				Class A
	Year Ended	Year Ended	Year Ended	Period Ended	Year Ended	Year Ended	Year Ended	Period Ended	Year Ended	Period Ended
	October 31,	October 31,	October 31,	October 31,	October 31,	October 31,	October 31,	October 31,	October 31,	October 31,
	2008	2007	2006	2005*	2008	2007	2006	2005*	2008	2007**

Dunham International Stock:
Net asset value, beginning of period	$ 15.90	$ 14.13	$ 13.28	$ 12.47	$ 16.40	$ 14.41	$ 13.39	$ 12.47	$ 16.36	$ 14.62
Income (loss) from investment operations:
Net investment income (loss)***	0.05	(0.14)	(0.18)	(0.13)	0.18	0.01	(0.05)	(0.01)	0.13	(0.02)
Net realized and unrealized gain (loss)	(7.46)	2.92	2.95	0.94	(7.71)	2.99	2.99	0.93	(7.67)	1.76
Total income (loss) from investment operations	(7.41)	2.78	2.77	0.81	(7.53)	3.00	2.94	0.92	(7.54)	1.74
Less distributions:
Distributions from net investment income	0.00	(0.01)	0.00	0.00	(0.10)	(0.01)	0.00	0.00	(0.09)	0.00
Distributions from net realized gains	(0.68)	(1.00)	(1.92)	0.00	(0.68)	(1.00)	(1.92)	0.00	(0.68)	0.00
Total distributions	(0.68)	(1.01)	(1.92)	0.00	(0.78)	(1.01)	(1.92)	0.00	(0.77)	0.00
Net asset value, end of period	$ 7.81	$ 15.90	$ 14.13	$ 13.28	$ 8.09	$ 16.40	$ 14.41	$ 13.39	$ 8.05	$ 16.36

Total return +	(48.43)%	20.51%	22.99%	6.49%	(47.93)%	21.70%	24.21%	7.38%	(48.04)%	11.90%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$ 4,975	$ 10,092	$ 5,721	$ 6,006	$ 31,369	$ 50,847	$ 26,436	$ 17,728	$ 39	$ 182
Ratios of expenses to average net assets:
Before advisory fee waivers^	2.80%	2.91%	3.19%	3.02%	1.80%	1.91%	2.19%	2.02%	2.05%	2.16%
After advisory fee waivers^	2.80%	2.91%	3.19%	3.02%	1.80%	1.91%	2.19%	2.02%	2.05%	2.16%
Ratios of net investment income (loss) to
average net assets:
Before advisory fee waivers^	0.45%	(0.93)%	(1.35)%	(1.12)%	1.45%	0.07%	(0.35)%	(0.12)%	1.20%	(0.18)%
After advisory fee waivers^	0.45%	(0.93)%	(1.35)%	(1.12)%	1.45%	0.07%	(0.35)%	(0.12)%	1.20%	(0.18)%
Portfolio turnover rate	149%	55%	62%	135%	149%	55%	62%	135%	149%	55%

*All Class C and Class N shares commenced operations on December 10, 2004.
** All Class A shares commenced operations on January 3, 2007.
***The net investment income (loss) per share data was determined using the average shares outstanding throughout the period.
^ Annualized for periods less than one year.
+Assumes reinvestment of all dividends and distributions, if any. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS

The table sets forth financial data for one share of beneficial interest outstanding throughout each period.

	Class C					Class N					Class A
	Year Ended		Year Ended	Year Ended	Period Ended	Year Ended		Year Ended	Year Ended	Period Ended	Year Ended		Period Ended
	October 31,		October 31,	October 31,	October 31,	October 31,		October 31,	October 31,	October 31,	October 31,		October 31,
	2008		2007	2006	2005*	2008		2007	2006	2005*	2008		2007**

Dunham Small Cap Value:
Net asset value, beginning of period	$ 11.88		$ 12.94	$ 11.90	$ 12.59	$ 12.27		$ 13.18	$ 12.00	$ 12.59	$ 12.25		$ 11.71
Income (loss) from investment operations:
Net investment income (loss)***	(0.03)		(0.13)	(0.14)	(0.27)	0.08		(0.01)	(0.01)	(0.16)	0.05		(0.03)
Net realized and unrealized gain (loss)	(4.20)		1.31	1.97	(0.42)	(4.38)		1.34	1.98	(0.43)	(4.36)		0.57
Total income (loss) from investment operations	(4.23)		1.18	1.83	(0.69)	(4.30)		1.33	1.97	(0.59)	(4.31)		0.54
Less distributions:
Distributions from net investment income	0.00		0.00	0.00	0.00	0.00		0.00	0.00	0.00	0.00		0.00
Distributions from net realized gains	(0.33)		(2.24)	(0.79)	0.00	(0.33)		(2.24)	(0.79)	0.00	(0.33)		0.00
Total distributions	(0.33)		(2.24)	(0.79)	0.00	(0.33)		(2.24)	(0.79)	0.00	(0.33)		0.00
Net asset value, end of period	$ 7.32		$ 11.88	$ 12.94	$ 11.90	$ 7.64		$ 12.27	$ 13.18	$ 12.00	$ 7.61		$ 12.25

Total return +	(36.45)%		9.64%	16.13%	(5.48)%	(35.85)%		10.75%	17.22%	(4.69)%	(35.99)%		4.61%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$ 2,289		$ 5,059	$ 3,715	$ 4,296	$ 17,630		$ 28,678	$ 18,776	$ 12,757	$ 30		$ 68
Ratios of expenses to average net assets:
Before advisory fee waivers^	2.89%		3.49%	3.05%	3.27%	1.89%		2.49%	2.05%	2.27%	2.14%		2.74%
After advisory fee waivers^	2.89%		3.34%	2.84%	3.27%	1.89%		2.34%	1.84%	2.27%	2.14%		2.59%
Ratios of net investment income (loss) to
average net assets:
Before advisory fee waivers^	(0.16)%		(1.20)%	(1.30)%	(2.46)%	0.84%		(0.20)%	(0.30)%	(1.46)%	0.59%		(0.45)%
After advisory fee waivers^	(0.16)%		(1.05)%	(1.08)%	(2.46)%	0.84%		(0.05)%	(0.08)%	(1.46)%	0.59%		(0.29)%
Portfolio turnover rate	52%		44%	127%	42%	52%		44%	127%	42%	52%		44%

	Class C					Class N					Class A
	Year Ended		Year Ended	Year Ended	Period Ended	Year Ended		Year Ended	Year Ended	Period Ended	Year Ended		Period Ended
	October 31,		October 31,	October 31,	October 31,	October 31,		October 31,	October 31,	October 31,	October 31,		October 31,
	2008		2007	2006	2005*	2008		2007	2006	2005*	2008		2007**

Dunham Large Cap Growth:
Net asset value, beginning of period	$ 5.38		$ 4.59	$ 4.93	$ 4.63	$ 5.54		$ 4.68	$ 4.97	$ 4.63	$ 5.54		$ 4.63
Income (loss)from investment operations:
Net investment income (loss)***	(0.07)		(0.04)	(0.06)	(0.08)	(0.03)		0.01	(0.01)	(0.04)	(0.04)		0.00
Net realized and unrealized gain (loss)	(2.02)		0.96	0.20	0.38	(2.10)		0.98	0.20	0.38	(2.11)		0.91
Total income (loss) from investment operations	(2.09)		0.92	0.14	0.30	(2.13)		0.99	0.19	0.34	(2.15)		0.91
Less distributions:
Distributions from net investment income	0.00	(a)	0.00	0.00	0.00	0.00	(a)	0.00	0.00	0.00	0.00	(a)	0.00
Distributions from net realized gains	(0.25)		(0.13)	(0.48)	0.00	(0.25)		(0.13)	(0.48)	0.00	(0.25)		0.00
Total distributions	(0.25)		(0.13)	(0.48)	0.00	(0.25)		(0.13)	(0.48)	0.00	(0.25)		0.00
Net asset value, end of period	$ 3.04		$ 5.38	$ 4.59	$ 4.93	$ 3.16		$ 5.54	$ 4.68	$ 4.97	$ 3.14		$ 5.54

Total return +	(40.65)%		20.44%	2.83%	6.48%	(40.18)%		21.56%	3.90%	7.34%	(40.55)%		19.65%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$ 5,923		$ 11,394	$ 6,137	$ 7,849	$ 44,811		$ 66,087	$ 36,325	$ 25,771	$ 31		$ 293
Ratios of expenses to average net assets:
Before advisory fee waivers^	2.77%		2.39%	2.65%	2.82%	1.77%		1.39%	1.65%	1.82%	2.02%		1.64%
After advisory fee waivers^	2.77%		2.24%	2.36%	2.68%	1.77%		1.24%	1.36%	1.68%	2.02%		1.49%
Ratios of net investment income (loss) to
average net assets:
Before advisory fee waivers^	(1.60)%		(0.99)%	(1.56)%	(2.00)%	(0.60)%		0.01%	(0.56)%	(1.00)%	(0.85)%		(0.24)%
After advisory fee waivers^	(1.60)%		(0.84)%	(1.27)%	(1.86)%	(0.60)%		0.16%	(0.27)%	(0.86)%	(0.85)%		(0.09)%
Portfolio turnover rate	328%		232%	248%	118%	328%		232%	248%	118%	328%		232%

*All Class C and Class N shares commenced operations on December 10, 2004.
** All Class A shares commenced operations on January 3, 2007.
***The net investment income (loss) per share data was determined using the average shares outstanding throughout the period.
^ Annualized for periods less than one year.
+Assumes reinvestment of all dividends and distributions, if any. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.
(a) Represents less than $0.01 per share

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS

The table sets forth financial data for one share of beneficial interest outstanding throughout each period.

	Class C				Class N				Class A
	Year Ended	Year Ended	Year Ended	Period Ended	Year Ended	Year Ended	Year Ended	Period Ended	Year Ended	Period Ended
	October 31,	October 31,	October 31,	October 31,	October 31,	October 31,	October 31,	October 31,	October 31,	October 31,
	2008	2007	2006	2005*	2008	2007	2006	2005*	2008	2007**

Dunham Small Cap Growth:
Net asset value, beginning of period	$ 16.00	$ 13.34	$ 15.47	$ 14.81	$ 16.50	$ 13.62	$ 15.60	$ 14.81	$ 16.49	$ 13.70
Income (loss) from investment operations:
Net investment loss***	(0.32)	(0.27)	(0.34)	(0.38)	(0.20)	(0.13)	(0.20)	(0.25)	(0.26)	(0.14)
Net realized and unrealized gain (loss)	(5.26)	3.36	1.44	1.04	(5.48)	3.44	1.45	1.04	(5.44)	2.93
Total income (loss) from investment operations	(5.58)	3.09	1.10	0.66	(5.68)	3.31	1.25	0.79	(5.70)	2.79
Less distributions:
Distributions from net investment income	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Distributions from net realized gains	(1.48)	(0.43)	(3.23)	0.00	(1.48)	(0.43)	(3.23)	0.00	(1.48)	0.00
Total distributions	(1.48)	(0.43)	(3.23)	0.00	(1.48)	(0.43)	(3.23)	0.00	(1.48)	0.00
Net asset value, end of period	$ 8.94	$ 16.00	$ 13.34	$ 15.47	$ 9.34	$ 16.50	$ 13.62	$ 15.60	$ 9.31	$ 16.49

Total return +	(38.34)%	23.77%	7.33%	4.46%	(37.74)%	24.92%	8.42%	5.33%	(37.89)%	20.36%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$ 3,192	$ 6,305	$ 3,899	$ 4,575	$ 18,649	$ 31,562	$ 20,381	$ 14,651	$ 24	$ 207
Ratios of expenses to average net assets:
Before advisory fee waivers^	3.03%	2.43%	2.82%	3.10%	2.03%	1.43%	1.82%	2.10%	2.28%	1.68%
After advisory fee waivers^	3.03%	2.43%	2.82%	3.10%	2.03%	1.43%	1.82%	2.10%	2.28%	1.68%
Ratios of net investment loss to
average net assets:
Before advisory fee waivers^	(2.51)%	(1.86)%	(2.39)%	(2.85)%	(1.51)%	(0.86)%	(1.39)%	(1.85)%	(1.76)%	(1.11)%
After advisory fee waivers^	(2.51)%	(1.86)%	(2.39)%	(2.85)%	(1.51)%	(0.86)%	(1.39)%	(1.85)%	(1.76)%	(1.11)%
Portfolio turnover rate	250%	214%	237%	197%	250%	214%	237%	197%	250%	214%

	Class C				Class N				Class A
	Year Ended	Year Ended	Year Ended	Period Ended	Year Ended	Year Ended	Year Ended	Period Ended	Year Ended	Period Ended
	October 31,	October 31,	October 31,	October 31,	October 31,	October 31,	October 31,	October 31,	October 31,	October 31,
	2008	2007	2006	2005*	2008	2007	2006	2005*	2008	2007**

Dunham Emerging Markets Stock:
Net asset value, beginning of period	$ 24.56	$ 18.95	$ 16.90	$ 13.93	$ 24.83	$ 19.07	$ 17.03	$ 13.93	$ 24.79	$ 17.97
Income (loss) from investment operations:
Net investment income (loss)***	(0.12)	(0.26)	(0.19)	(0.14)	0.03	(0.06)	0.00	0.00	(0.01)	(0.09)
Net realized and unrealized gain (loss)	(12.74)	9.24	5.17	3.11	(12.90)	9.31	5.17	3.10	(12.84)	6.91
Total income (loss) from investment operations	(12.86)	8.98	4.98	2.97	(12.87)	9.25	5.17	3.10	(12.85)	6.82
Less distributions:
Distributions from net investment income	0.00	(0.23)	0.00	0.00	(0.14)	(0.35)	(0.20)	0.00	(0.17)	0.00
Distributions from net realized gains	(4.50)	(3.14)	(2.93)	0.00	(4.50)	(3.14)	(2.93)	0.00	(4.50)	0.00
Total distributions	(4.50)	(3.37)	(2.93)	0.00	(4.64)	(3.49)	(3.13)	0.00	(4.67)	0.00
Net asset value, end of period	$ 7.20	$ 24.56	$ 18.95	$ 16.90	$ 7.32	$ 24.83	$ 19.07	$ 17.03	$ 7.27	$ 24.79

Total return +	(63.22)%	54.16%	32.91%	21.32%	(62.85)%	55.66%	34.20%	22.25%	(62.96)%	37.95%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$ 1,444	$ 4,318	$ 2,212	$ 2,519	$ 9,466	$ 23,492	$ 14,320	$ 9,898	$ 86	$ 350
Ratios of expenses to average net assets:
Before advisory fee waivers^	2.70%	3.58%	3.37%	3.94%	1.70%	2.58%	2.37%	2.94%	1.95%	2.83%
After advisory fee waivers^	2.63%	3.28%	3.27%	3.94%	1.63%	2.28%	2.27%	2.94%	1.88%	2.53%
Ratios of net investment income (loss) to
average net assets:
Before advisory fee waivers^	(0.86)%	(1.57)%	(1.11)%	(0.97)%	0.14%	(0.57)%	(0.11)%	0.03%	(0.11)%	(0.82)%
After advisory fee waivers^	(0.79)%	(1.27)%	(1.01)%	(0.97)%	0.21%	(0.27)%	(0.01)%	0.03%	(0.04)%	(0.52)%
Portfolio turnover rate	84%	92%	73%	65%	84%	92%	73%	65%	84%	92%

*All Class C and Class N shares commenced operations on December 10, 2004.
** All Class A shares commenced operations on January 3, 2007.
***The net investment income (loss) per share data was determined using the average shares outstanding throughout the period.
^ Annualized for periods less than one year.
+Assumes reinvestment of all dividends and distributions, if any. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.

See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

October 31, 2008

1.

ORGANIZATION

Each of the Dunham Funds (the “Funds”) is a series of Dunham Funds (the “Trust”), a Delaware Business Trust organized on November 28, 2007 and registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-end management investment company.  Prior to that date, the Dunham Funds were series of AdvisorOne Funds, also a Delaware Business Trust.  On February 28, 2008, shareholders of each of the Dunham Funds voted to transfer their shares from AdvisorOne Funds to Dunham Funds effective March 3, 2008. On September 29, 2008, the Trust completed a reorganization with the Kelmoore Strategic Trust between the Kelmoore Strategy Fund, the Kelmoore Strategy Eagle Fund, the Kelmoore Strategy Liberty Fund and the Dunham Monthly Distribution Fund.  Information in this Annual Report includes information about the Kelmoore Strategy Liberty Fund (the "Predecessor Fund") because the Dunham Monthly Distribution Fund is considered the successor to the Predecessor Fund. The Dunham Funds currently consist of eleven funds: Corporate/Government Bond Fund; High-Yield Bond Fund; Monthly Distribution Fund; Appreciation & Income Fund; Large Cap Value Fund; Real Estate Stock Fund; International Stock Fund; Small Cap Value Fund; Large Cap Growth Fund; Small Cap Growth Fund and Emerging Markets Stock Fund.  The Monthly Distribution Fund, Large Cap Growth Fund and Real Estate Stock Fund operate as non-diversified funds, while the remaining funds operate as diversified funds, within the meaning of the 1940 Act.

UFund	UPrimary Objective
Corporate/Government Bond High-Yield Bond Monthly Distribution	Current income and capital appreciation Current income Maximize realized gains
Appreciation & Income	Current income and capital appreciation
Large Cap Value	Capital appreciation
Real Estate Stock	Capital appreciation
International Stock	Capital appreciation
Small Cap Value	Capital appreciation
Large Cap Growth	Capital appreciation
Small Cap Growth	Capital appreciation
Emerging Markets Stock	Capital appreciation

Currently, each Fund offers Class A, Class C and Class N shares.   Each class represents an interest in the same assets of the applicable Fund with the only difference being that Class A shares are subject to a front-end sales charge and an annual distribution fee and Class C shares are subject to an annual service and distribution fee.  The Class C and N shares, with the exception of High-Yield Bond and Monthly Distribution, commenced operations on December 10, 2004 and were formed as a result of tax-free conversions from common trusts.  The conversions were accomplished through the exchange of the common trust securities, cash, and other assets for equivalent value of the Funds’ shares.  High-Yield Bond Class C and N shares commenced operations on July 1, 2005. The Class A shares for all Funds except Monthly Distribution commenced operations on January 3, 2007. Monthly Distribution‘s Predecessor Fund’s Class A shares and C shares commenced operations on December 26, 2000. Monthly Distribution Class N shares commenced operations on September 29, 2008.

2.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Funds in preparation of their financial statements.

a. Security Valuation – In determining each Fund’s NAV per share, equity securities for which market quotations are readily available are valued at current market value using the last reported sales price. NASDAQ traded securities are valued using the NASDAQ official closing price (“NOCP”).  If no sale price is reported, the last bid price is used. If market quotations are not readily available, then securities are valued at fair value as determined by the Board (or its delegate). U.S. government and agency securities are valued at the mean between the most recent bid and asked prices. Short-term debt instruments with a remaining maturity of more than 60 days, intermediate and long-term bonds, convertible bonds, and other debt securities are generally valued on the basis of dealer supplied quotations or by pricing system selected by the Adviser and approved by the Board of Trustees of the Trust. Where such prices are not available, valuations will be obtained from brokers who are market makers for such securities. However, in circumstances where the Adviser deems it appropriate to do so, the mean of the bid and asked prices for over- the-counter securities or the last available sale price for exchange-traded debt securities may be used. Where no last sale price for exchange traded debt securities is available, the

NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2008

mean of the bid and asked prices may be used. Short-term debt securities with a remaining maturity of 60 days or less are amortized to maturity, provided such valuations represent fair value.

Options are valued at the last reported sale price at the close of the exchange on which the security is primarily traded. If no sales are reported for the exchange-traded options, or the options are not exchange-traded, then they are valued at the mean of their most recent quoted bid and asked price. Futures contracts are valued at the daily quoted settlement prices.

Other securities and assets for which market quotations are not readily available or for which valuation cannot be provided are valued as determined in good faith in accordance with procedures approved by the Board of Trustees of the Trust.

Trading in securities on Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York (i.e., a day on which the NYSE is open). In addition, Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in Japanese markets on certain Saturdays in various foreign markets on days, which are not business days in New York, and on which a Fund’s net asset value is not calculated. Each Fund calculates net asset value per share, and therefore effects sales, redemptions and repurchases of its shares, as of the close of regular trading on the NYSE once on each day on which the NYSE is open. Such calculation may not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. If events that may materially affect the value of such securities occur between the time when their price is determined and the time when the Fund’s net asset value is calculated, such securities may be valued at fair value as determined in good faith in accordance with procedures approved by the Board of Trustees of the Trust.

Portfolio Securities Valuation Procedures (the “Procedures”).  The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security.

Securities in which the Funds invest may be traded in markets that close before 4:00 p.m. Eastern Time (“ET”).  Normally, developments that occur between the close of the foreign markets and 4:00 p.m. ET will not be reflected in the Fund’s NAV.  However, Funds may determine that such developments are so significant that they will materially affect the value of the Fund’s securities, and the Fund may adjust the previous closing prices to reflect what the Board believes to be the fair value of these securities as of 4:00 p.m. ET. Effective July 1, 2008, both International Stock and Emerging Markets began using fair value market prices as provided by an independent pricing vendor on a daily basis for those securities traded on a foreign exchange.

In September 2006, the Financial Accounting Standards Board issued Statement on Financial Accounting Standards No. 157 Fair Value Measurements (“FAS 157”). In accordance with FAS 157, fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment.  FAS 157 establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.  Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

FAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years.  With the exception of the Monthly Distribution Fund, which will continue to report under FAS 157 as adopted by the Predecessor Fund on December 31, 2007, the Dunham Funds will not be required to incorporate FAS No. 157 into its financial statements until April 30, 2009. At this time management does not believe the adoption of FAS No. 157 will impact the amounts reported in the financial statements, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements reported on the statement of changes in net assets for a fiscal period.

Various inputs are used in determining the value of the Fund's investments relating to FAS 157.  These inputs are summarized in the three broad levels listed below.

Level 1– quoted prices in active markets for identical securities.

Level 2– other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3– significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2008

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used as of October 31, 2008 in valuing the Monthly Distribution Fund’s investments carried at fair value.

Monthly Distribution Fund:

Valuation Inputs	Investments in Securities ($)	Other Financial Instruments* ($)
Level 1– Quoted Prices	53,906,881	2,316,710
Level 2– Other Significant Observable Inputs	9,885,478	—
Level 3– Significant Unobservable Inputs	—	—
Total	63,792,359	2,316,710

                                                 *Other financial instruments are written call options.

 As of October 31, 2008, Monthly Distribution is the only Fund which is required to report pursuant to the requirements of FAS 157.

b. Foreign Currency Translations – The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency, and income receipts and expense payments are translated into U.S. dollars using the prevailing exchange rate at the London market close. Purchases and sales of securities are translated into U.S. dollars at the contractual currency rates established at the approximate time of the trade.

Net realized gains and losses on foreign currency transactions represent net gains and losses from currency realized between the trade and settlement dates on securities transactions and the difference between income accrued versus income received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

c. Forward Currency Contracts – As foreign securities are purchased, a Fund generally enters into forward currency exchange contracts in order to hedge against foreign currency exchange rate risks.  The market value of the contract fluctuates with changes in currency exchange rates.  The contract is marked-to-market daily and the change in market value is recorded by a Fund as an unrealized gain or loss.  As foreign securities are sold, a portion of the contract is generally closed and the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.  Realized gains and losses from contract transactions are included as a component of net realized gains (losses) from investments and foreign currency in the Statements of Operations.

d. Options – When a Fund writes an option, there is no taxable event and an amount equal to the premium received is recorded by the Fund as an asset and an equivalent liability.  The liability is thereafter valued to reflect the current value of the option.  If the option is not exercised and expires, or if the Fund effects a closing purchase transaction, the Fund realizes a gain (or loss in the case of a closing purchase transaction where the cost to close the transaction exceeds the original premium received), and the liability related to the option is extinguished.  Any such gain or loss generally is a short-term capital gain or loss for federal income tax purposes.  If a call option that a Fund has written on any equity security is exercised, the Fund realizes a capital gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security, and the proceeds from such sale are increased by the premium originally received.  If a put option that the Fund has written on an equity security is exercised, the amount of the premium originally received reduces the cost of the security that the Fund purchases upon exercise of the option.  When a Fund writes a put option, the Fund must deposit cash or liquid securities into a segregated account equal to the put option’s exercise value (number of shares times strike price).

e. Investment Transactions, Investment Income and Expenses – Investment transactions are recorded on a trade date basis.  Realized gains and losses from investment transactions and foreign exchange transactions are calculated using the identified cost method.  Dividend income is recorded on the ex-dividend date (“ex-date”) except in the case of certain dividends from foreign securities, which are recorded as soon after the ex-date as the respective Fund, using reasonable diligence, becomes aware of such dividends.  Interest income is recorded on an accrual basis.  Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

Expenses of the Trust that are directly identifiable to a specific Fund, are charged to that Fund.  Expenses, which are not readily identifiable to a specific Fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the Funds.  Each Fund’s income, expenses (other than the class specific distribution fees) and realized and unrealized gains and losses are allocated proportionally each day between the classes based upon the relative net assets of each class.

f. Concentration of Risk – Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States.  These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those

NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2008

particular to a specific industry, country or region.  These conditions could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities.

Small capitalization (“small cap”) companies may be more vulnerable than larger capitalization companies to adverse business or economic developments.  Small cap companies may also have limited product lines, markets or financial resources, and may be dependent on a relatively small management group.  Securities of such companies may be less liquid and more volatile than securities of larger capitalization companies or the market averages in general and therefore may involve greater risk than investing in larger capitalization companies.

The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments particular to a specific industry, country, state or region.  Investments in lower grade debt securities are subject to special risks, including greater price volatility and a greater risk of loss of principal and interest.

The risk in writing a call option is that the Fund may forgo the opportunity of profit if the market value of the underlying security increases and the option is exercised, although any potential loss is reduced by the amount of option premium received.  The risk in writing a put option is that the Fund may be called on to pay the exercise price of the option for a security that has decreased (potentially to zero) in market price, although any potential loss is reduced by the amount of option premium received.  Generally, option transactions also involve risks concerning liquidity of the options market.  An illiquid market for an option may limit the Fund’s ability to write options or enter closing transactions.  As the options written by the Funds are traded on a national exchange, counterparty and credit risk are limited to the failure of the exchange on which the options are traded.

g. Federal Income Taxes – It is each Fund’s policy to continue to comply with all sections of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and gains, if any, to its shareholders and therefore, no provision for federal income tax has been made.  Each Fund is treated as a separate taxpayer for federal income tax purposes. The Funds have adopted the provisions of FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements.  FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing a Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. The adoption of FIN 48 did not result in the recording of any tax benefit or expense in the current period.  Generally, the tax authorities can examine all tax returns filed for the last three years.

h. Distributions to Shareholders – It is each Funds’ policy to distribute its respective net investment income and net capital gains, if any, annually except for Corporate/Government Bond, High-Yield Bond, and Monthly Distribution Fund, which will distribute their respective net investment income, if any, monthly.  Distributions of net investment income and net capital gains are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America.  Differences in dividends from net investment income per share between the classes are due to service and distribution related expenses.

i. Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust.  Additionally, in the normal course of business, each Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities.  A Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the Funds expect the risk of loss due to these warranties and indemnities to be remote.

3.

INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

a. Management Fees – Dunham & Associates Investment Counsel, Inc. (“Dunham & Associates” or the “Adviser”), serves as each Fund’s Investment Adviser.  Pursuant to an Investment Advisory Agreement with the Funds, Dunham & Associates, subject to the supervision of the Board and in conformity with the stated policies of the Funds, manages the operations of the Funds.  The Adviser, subject to the review and approval of the Board, selects Sub-Advisers for each Fund and supervises and monitors the performance of each Sub-Adviser.  As compensation for its services, each Fund pays the Adviser a fixed fee, accrued daily and paid monthly, based on each Fund’s respective average daily net assets.  The Adviser has entered into a Sub-Advisory Agreement with each Sub-Adviser and the Trust, on behalf of each Fund.  At a shareholder meeting held on February 28, 2008, shareholders approved a Plan of Reorganization, effective March 3, 2008 pursuant to which the current Sub-Advisory Agreements were approved.  Under the Sub-Advisory Agreements, each Fund pays the Sub-Adviser a “Fulcrum Fee”.  A Fulcrum Fee is a performance fee whereby the Sub-Adviser is rewarded when outperforming, or is penalized when under-performing, a Fund’s benchmark index.  The Funds’ Fulcrum Fee arrangements have been in place, with few changes since July 1, 2006.  As a result of the Fulcrum Fee arrangement, the total annual management fee for a Fund will have a range as shown in the table below.

NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2008

	Management Fee	Adviser’s Portion	Sub-Adviser’s Portion*
Corporate/Government Bond Fund	0.70% – 1.00%	0.50%	0.20% - 0.50%
High-Yield Bond Fund	0.80% – 1.40%	0.60%	0.20% - 0.80%
Monthly Distribution Fund	0.65% – 1.65%	0.65%	0.00% - 1.00%
Appreciation & Income Fund	0.90% – 1.60%	0.65%	0.25% - 0.95%
Large Cap Value Fund	0.65% – 1.51%	0.65%	0.00% - 0.86%
Real Estate Stock Fund	0.65% – 1.45%	0.65%	0.00% - 0.80%
International Stock Fund	0.95% – 1.65%	0.65%	0.30% - 1.00%
Small Cap Value Fund	0.65% – 1.75%	0.65%	0.00% - 1.10%
Large Cap Growth Fund	0.65% – 1.65%	0.65%	0.00% - 1.00%
Small Cap Growth Fund	0.65% – 1.65%	0.65%	0.00% - 1.00%
Emerging Markets Stock Fund	0.65% – 1.65%	0.65%	0.00% - 1.00%

           * Fees do not reflect contractual waivers, if any.

Each Fund’s Sub-Advisory Fulcrum Fee will be calculated daily using an annual base Sub-Advisory fee of a specified amount of the average daily net assets of the Fund (the “Base Fee”), adjusted by the Fund’s Class N share performance relative to the Fund’s benchmark (the “Performance Fee”).   In addition, each Fulcrum Fee employs a “null zone” around the base fee, whereby small differences in performance versus the benchmark will not trigger a fee increase or decrease.  During the first twelve months of the Fulcrum Fee arrangement, the Performance Fee is calculated daily from inception date of the agreement to the calculation date and is applied to the average daily net assets of the Fund during the calculation period.  After the initial twelve months, the Performance Fee is calculated on a daily basis based on comparative performance over a rolling twelve-month period.  With the exception of Monthly Distribution and International Stock, all Funds are calculating Performance Fees on a rolling twelve-month basis as of October 31, 2008.

Depending on the particular Sub-Advisory Agreement, the Performance Fee can adjust the Base Fee up or down by as much as 100% of the Base Fee, such that the Sub-Advisory fee can vary anywhere from 0.00% (the “Minimum Fee”) to twice the Base Fee (the “Maximum Fee”).  However, because each such Sub-Advisory Agreement requires that the sub-adviser only be paid out the monthly Minimum Fee during the first year (in most cases, 0.00%), the Sub-Adviser, in most cases, will receive no compensation until the end of the first year.  At the end of the first year of the agreement, the Sub-Adviser will be paid a lump sum that reflects the accrued Fulcrum Fee over the year, less any Minimum Fees paid out during the first year.  Therefore, in the first year, the Fulcrum Fee methodology has three elements: 1) daily calculation of the Performance Fee and daily accrual of the Fulcrum Fee; 2) monthly payment of the Minimum Fee only (if any); and 3) a lump sum payment at the end of the initial 12-month period of the accrued Fulcrum Fee less the Minimum Fee.

By virtue of using average daily net assets over a “rolling” 12-month period for purposes of calculating the Performance Fee while using average daily net assets for the most recent month for purposes of calculating the Base Fee, the actual total Fulcrum Fee paid by the Fund to the Sub-Adviser may be higher or lower than the maximum or minimum annual rates described above if the average daily net assets do not remain constant during the rolling 12-month period.  If the Fund is significantly underperforming versus the Index and the Fund’s net assets have declined significantly, the monthly total Fulcrum Fee can be a negative number (although the performance fee rate can never be negative, the performance fee can be negative). In such instances, if the negative Fulcrum Fee is not earned back or offset the following month, the Sub-Adviser must reimburse the Fund the amount of the negative Fulcrum Fee within 30 days.  Likewise, in the case where the Fund has significantly underperformed versus the Index but net assets have increased significantly, the monthly total Fulcrum Fee can be positive although the performance fee rate may be 0.00%.  In such instances, the Fund will pay the Sub-Adviser the monthly Fulcrum Fee.

In addition, certain Sub-Advisors have contractually agreed to waive a portion of their overall fees during an initial period of either one year or eighteen months.  Sub-Advisers can not waive more than they earn, therefore, if the fee earned is equal to or less than the waiver, the sub-adviser will receive no payment nor will the sub-adviser owe money to the Fund, as a result of the waiver.

NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2008

The table below lists the current Sub-Advisers along with their fulcrum fee arrangements and any contractual waivers.

Fund	Sub-Adviser	Benchmark	Base Fee	Null Zone	Minimum Fee	Maximum Fee	Contractual Fee Waiver/ Expiration Date
Corporate/Government Bond	SCM Advisors LLC	Lehman Aggregate Bond	0.35%	+/- 0.10%	0.20%	0.50%	—
High-Yield Bond	PENN Capital Management Co., Inc.	Merrill Lynch High-Yield Cash Pay.	0.50%	+/- 0.20%	0.20%	0.80%	—
Monthly Distribution	Westchester Capital Management, Inc.	Chicago Board Options Exchange S&P 500 Buy/Write Monthly Index	0.50%	+/- 0.15%	0.00%	1.00%	—
Appreciation & Income	Calamos Advisors, LLC	Merrill Lynch Conv ex. Mandatory	0.60%	+/- 0.20%	0.25%	0.95%	—
Large Cap Value	C.S. McKee L.P.	Russell 1000 Value	0.43%	+/- 1.50%	0.00%	0.86%	—
Real Estate Stock	Ten Asset Management, Inc.	DJ Wilshire Real Estate Securities	0.40%	+/- 0.20%	0.00%	0.80%	0.20%- 12/31/07
International Stock	Arrrowstreet Capital L.P.	MSCI All Country World Index ex USA	0.65%	+/- 0.20%**	0.30%**	1.00%**	—
Small Cap Value	Denver Investment Advisors LLC	Russell 2000 Value	0.55%	+/- 0.25%	0.00%	1.10%	—
Large Cap Growth	Rigel Capital, LLC	Russell 1000 Growth	0.50%	+/- 0.25%	0.00%	1.00%	—
Small Cap Growth	Pier Capital, LLC	Russell 2000 Growth	0.50%	+/- 0.20%	0.00%	1.00%	—
Emerging Markets Stock	Van Eck Associates Corp.	MSCI Emerging Markets	0.50%	+/- 0.30%	0.00%	1.00%	0.30%- 12/31/07

     *Prior to July 1, 2008, Neuberger Berman Management Inc. served as the sub-adviser to International Stock.

     **Prior to October 1, 2008, the Arrowstreet Capital L.P. sub-advisory agreement had a Minimum Fee of 0.50% and Maximum Fee of 0.80% with a Null Zone of +/- 0.30%.

  For the year ended October 31, 2008, the following fees were waived by the Sub-Advisers:

0BUFund	1BUFee Waiver
Real Estate Stock	$ 4,123
Emerging Markets Stock	13,741

b. Administration, Fund Accounting, Transfer Agency and Custody Administration Fees – Gemini Fund Services, LLC (“GFS” or the “Administrator”) serves as the administrator, fund accountant and transfer agent for the Funds.  For providing administration services, the Administrator receives from each Fund a monthly fee based on the combined average daily net assets at the following annual rates: 0.08% on the first $250 million of average net assets; 0.07% on average net assets between $250 million and $500 million; 0.05% on average net assets over $500 million.  Such fees are subject to a minimum of $400,000 in total for the entire trust.  For providing fund accounting services, the Administrator receives from each Fund a monthly fee based on the combined average daily net assets at the following rates: 0.05% on the first $250 million of average net assets; 0.03% on average net assets between $250 million and $500 million; 0.01% on average net assets over $500 million.  Such fees are subject to a minimum $300,000 in total for the entire trust.  For providing transfer agent services, the Administrator receives from the Trust a minimum annual fee of $200,000. The total expenses incurred by each Fund for such services provided by GFS are disclosed in the Statement of Operations.

Effective January 18, 2008, Citibank N.A. serves as the Trust’s custodian bank which includes custodial administration services. Prior to such time, Bank of New York was the custodian bank and GFS served as custody administrator to the Funds.  For providing such services, GFS did not receive any fees for the year ended October 31, 2008.

GemCom, LLC (“GemCom”), an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Funds on an ad-hoc basis.  For EDGAR services, GemCom charges a per-page conversion fee and incidental fees.  For the year ended October 31, 2008, GemCom received $46,047 for providing such services.

Certain officers of GFS are also officers of the Trust.

c. Chief Compliance Officer – Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of GFS, provides a Chief Compliance Officer (“CCO”) to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives from the Funds an annual fee of $69,000, payable quarterly, and is reimbursed for out-of-pocket expenses.  The total expenses incurred by each Fund for CCO services are disclosed in the Statement of Operations.

d. Distributor – The distributor of the Funds is Dunham & Associates (the “Distributor”).  The Funds have adopted a Plan of Distribution (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act, as amended, for Class A and Class C shares.  The Plan provides for the monthly payment of a distribution fee to the Distributor or other entities at an annualized rate of 0.75% for the equity funds and 0.50% for the fixed-income funds, based on the average daily net assets attributable to Class C shares, and 0.25% of the average daily net assets attributable to Class A shares.  In addition, the Funds have adopted a Shareholder Servicing Plan which provides for the

NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2008

payment of a shareholder service fee at an annualized rate of up to 0.25% of the average daily net assets attributable to the Class C shares.  Class N shares do not pay 12b-1 distribution or shareholder servicing fees

e. Trustees’ Fees – The Funds pay no compensation to its Trustees who are employees of the Adviser or its affiliates.  The Board has approved the following Trustee compensation schedule:  Each Trustee will receive $2,500 for each board meeting attended in-person;  $500 for all telephonic board meetings; $500 for in-person committee meetings and $250 for telephonic committee meetings, unless the committee meeting is on the same day as a board meeting, in which case the Trustee will not be compensated.  The Funds also reimburse each such Trustee for travel and other expenses incurred in attending meetings of the Board.

4.

INVESTMENT TRANSACTIONS

The cost of purchases and the proceeds from sales of investments, other than short-term investments, for the fiscal year ended October 31, 2008 were as follows:

Fund	Purchases (excluding U.S. Government Securities)	Sale Proceeds (excluding U.S. Government Securities)	Purchases of U.S. Government Securities	Sales of U.S. Government Securities
Corporate/Government Bond	$33,864,370	$39,004,781	$191,182,306	$189,154,626
High-Yield Bond Monthly Distribution	20,866,214 55,365,246	31,310,051 50,270,968	574,353 -	574,353 -
Appreciation & Income	46,063,356	40,191,948	-	-
Large Cap Value	14,124,743	10,246,952	-	-
Real Estate Stock	9,877,367	10,300,910	-	-
International Stock	84,164,534	74,992,767	-	-
Small Cap Value	14,534,227	15,226,210	-	-
Large Cap Growth	228,092,996	215,599,384	-	-
Small Cap Growth	73,618,660	75,213,644	-	-
Emerging Markets Stock	15,997,013	15,803,600	-	-

Transactions in option contracts written for the Monthly Distribution Fund during the ten months ended October 31, 2008 were as follows:

	Contracts	Premium
Outstanding at December 31, 2007	560	$ 736,368
Options written during period	41,305	7,871,034
Options transferred in during period	2,464	1,914,716
Options exercised during period	(6,395)	(950,135)
Options expired during period	(10,022)	(4,083,820)
Options closed during period	(21,543)	(1,817,471)
Outstanding at October 31, 2008	6,369	$ 3,670,692

5.

AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION

The identified cost of investments in securities owned by each Fund for federal income tax purposes, and its respective gross unrealized appreciation and depreciation at October 31, 2008, were as follows:

Fund	Identified Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Corporate/Government Bond	$88,971,249	$350,736	$ (5,314,173)	$(4,963,437)
High-Yield Bond Monthly Distribution Fund	63,633,838 69,518,101	34,058 1,769,293	(12,517,130) (9,811,745)	(12,483,072) (8,042,452)
Appreciation & Income	37,693,515	273,447	(9,201,585)	(8,928,138)
Large Cap Value	43,471,640	3,153,728	(9,196,819)	(6,043,091)
Real Estate Stock	9,231,830	310,057	(2,411,066)	(2,101,009)
International Stock**	53,417,039	464,496	(16,969,819)	(16,505,323)
Small Cap Value	27,559,334	949,162	(8,534,028)	(7,584,866)
Large Cap Growth	59,260,569	877,110	(10,308,048)	(9,430,938)
Small Cap Growth	26,988,194	658,075	(5,140,076)	(4,482,001)
Emerging Markets Stock**	20,448,583	434,685	(9,999,990)	(9,565,305)

**Excludes unrealized on Foreign Currency Transactions.

NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2008

6.

FOREIGN CURRENCY CONTRACTS

At October 31, 2008, International Stock Fund had the following open forward currency contracts:

International Stock Fund:

Foreign Currency	Settlement Date	Local Currency	U.S. Dollar Market Value	Unrealized Appreciation (Depreciation)
To Buy: Australian Dollar British Pound Canadian Dollar Danish Krone Euro Hong Kong Dollar Japanese Yen Norwegian Krone Swedish Krona Swiss Franc	12/17/08 12/17/08 12/17/08 12/17/08 12/17/08 12/17/08 12/17/08 12/17/08 12/17/08 12/17/08	1,322,713 1,074,758 340,601 1,913,269 1,272,847 2,965,847 57,657,750 1,954,853 156,346 1,299,186	$868,202 1,731,102 280,318 325,094 1,611,204 382,663 587,766 289,602 20,046 1,113,892	$(225,604) (170,029) (43,551) (36,705) (231,632) 1,675 (7,773) (50,021) (93) (31,477)
$(795,210)

  To Sell:

Australian Dollar British Pound Canadian Dollar Danish Krone Euro Hong Kong Dollar Japanese Yen New Zealand Dollar Norwegian Krone Swedish Krona Swiss Franc	12/17/08 12/17/08 12/17/08 12/17/08 12/17/08 12/17/08 12/17/08 12/17/08 12/17/08 12/17/08 12/17/08	671,525 2,550,659 347,423 536,185 117,437 2,995,350 61,791,970 67,139 1,733,549 3,569,769 622,960	$440,775 4,108,321 285,932 91,106 148,655 386,470 629,910 38,755 256,817 457,711 534,112	$863 396,388 49,514 8,500 10,772 (1,140) (20,892) 5,476 18,236 43,861 28,123
$539,701

7.

SHARES OF BENEFICIAL INTEREST

At October 31, 2008, each Fund had an unlimited number of shares authorized with no par value.

Following is a summary of shareholder transactions for each Fund for the year ended October 31, 2008 and October 31, 2007:

Year Ended October 31, 2008:

	CLASS C SHARES					CLASS N SHARES
Fund	Issued	Transferred	Distributions Reinvested	Redeemed	Net Increase (Decrease) in Shares	Issued	Distributions Reinvested	Redeemed	Net Increase (Decrease) in Shares
Corporate/Government
Bond	286,570	—	32,462	(317,579)	1,453	1,787,812	237,282	(2,371,112)	(346,018)
High-Yield Bond Monthly Distribution**	154,564 96,166	— 716,068	37,502 10,750	(253,776) (286,821)	(61,710) 536,163	1,547,780 8,331	436,475 23	(3,380,126) —	(1,395,871) 8,354
Appreciation & Income	131,050	—	61,190	(194,474)	(2,234)	1,341,928	357,747	(810,505)	889,170
Large Cap Value	96,596	—	15,543	(146,324)	(34,185)	940,632	121,103	(702,925)	358,810
Real Estate Stock	18,943	—	13,401	(63,856)	(31,512)	235,105	56,202	(295,022)	(3,715)
International Stock	151,507	—	30,988	(180,007)	2,488	1,451,724	179,681	(854,343)	777,062
Small Cap Value	40,228	—	12,691	(166,143)	(113,224)	559,088	72,097	(662,758)	(31,573)
Large Cap Growth	313,819	—	103,830	(583,169)	(165,520)	4,217,889	609,413	(2,580,040)	2,247,262
Small Cap Growth	55,483	—	38,858	(131,568)	(37,227)	528,926	193,637	(639,447)	83,116
Emerging Markets Stock	66,682	—	44,547	(86,430)	24,799	574,119	268,882	(495,848)	347,153

**For the ten months ended October 31, 2008.

NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2008

	CLASS A SHARES
Fund	Issued	Transferred	Distributions Reinvested	Redeemed	Net Increase (Decrease) in Shares
Corporate/Government Bond	1	—	589	(1,979)	(1,389)
High-Yield Bond Monthly Distribution**	205,290 61,824	— 832,974	984 10,269	(7,941) (300,981)	198,333 604,086
Appreciation & Income	61,106	—	1,988	(54,009)	9,085
Large Cap Value	11,361	—	672	(14,919)	(2,886)
Real Estate Stock	363	—	963	(3,278)	(1,952)
International Stock	3,664	—	711	(10,612)	(6,237)
Small Cap Value	1,333	—	167	(3,040)	(1,540)
Large Cap Growth	1	—	1,102	(44,275)	(43,172)
Small Cap Growth	1	—	1,231	(11,174)	(9,942)
Emerging Markets Stock	2,046	—	3,910	(8,252)	(2,296)

**For the ten months ended October 31, 2008.

Year Ended October 31, 2007:

	CLASS C SHARES				CLASS N SHARES
Fund	Issued	Distributions Reinvested	Redeemed	Net Increase in Shares	Issued	Distributions Reinvested	Redeemed	Net Increase in Shares
Corporate/Government Bond	637,505	27,725	(261,740)	403,490	4,065,590	172,389	(1,113,018)	3,124,961
High-Yield Bond	653,597	29,500	(294,836)	388,261	6,304,030	257,379	(1,064,623)	5,496,786
Appreciation & Income	433,419	34,070	(202,000)	265,489	1,610,018	246,119	(796,807)	1,059,330
Large Cap Value	337,696	29,128	(191,058)	175,766	1,533,315	171,202	(710,407)	994,110
Real Estate Stock	106,331	25,099	(52,323)	79,107	288,996	110,810	(205,581)	194,225
International Stock	343,174	29,433	(142,819)	229,788	1,468,523	128,766	(331,872)	1,265,417
Small Cap Value	190,757	57,021	(109,072)	138,706	939,954	272,019	(298,947)	913,026
Large Cap Growth	1,205,667	37,503	(462,850)	780,320	5,788,661	213,502	(1,843,741)	4,158,422
Small Cap Growth	207,672	9,373	(115,132)	101,913	848,228	46,943	(479,284)	415,887
Emerging Markets Stock	128,799	23,572	(93,249)	59,122	398,670	148,262	(352,067)	194,865

	CLASS A SHARES
Fund	Issued	Distributions Reinvested	Redeemed	Net Increase in Shares
Corporate/Government Bond	15,905	230	(23)	16,112
High-Yield Bond	17,861	299	(1)	18,159
Appreciation & Income	74,790	-	(2,356)	72,434
Large Cap Value	17,375	-	(3,302)	14,073
Real Estate Stock	12,259	-	(1,165)	11,094
International Stock	11,583	-	(454)	11,129
Small Cap Value	5,688	-	(175)	5,513
Large Cap Growth	59,266	-	(6,352)	52,914
Small Cap Growth	12,723	-	(153)	12,570
Emerging Markets Stock	15,236	-	(1,104)	14,132

8.

FUND ACQUISITIONS

As of the close of business on September 26, 2008, the Kelmoore Strategy Liberty Fund became the Dunham Monthly Distribution Fund and acquired all the net assets of the Kelmoore Strategy Fund and Kelmoore Strategy Eagle Fund pursuant to a plan or reorganization approved by the shareholders of the Kelmoore Strategy Fund and the Kelmoore Strategy Eagle Fund on September 19, 2008 and by the shareholders of the Kelmoore Strategy Liberty Fund on September 22, 2008.  For tax purpose, the Dunham Monthly Distribution Fund will be treated as a new entity commencing operations on September 29, 2008.  The details of this re-organization are shown below:

NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2008

UAt the Close of Business on September 26, 2008

	Kelmoore Strategy Fund- Class C	Kelmoore Strategy Eagle Fund- Class C	Kelmoore Strategy Liberty Fund- Class C	Monthly Distribution Fund- Class C Merged Assets
Net Assets	$ 13,994,329	$ 10,516,864	$ 7,539,504	$ 32,050,697
Unrealized Appreciation (Depreciation) Accumulated Net Realized Loss on Investments	$ (30,047) $(77,534,293)	$ (221,556) $(16,330,764)	$ (125,977) $ (4,442,282)	$ (377,580) $(98,307,339)
Shares Outstanding	742,854	1,825,181	221,981	938,048
Net Asset Value Per Share	$ 18.84	$ 5.76	$ 33.96	$ 33.96

	Kelmoore Strategy Fund- Class A	Kelmoore Strategy Eagle Fund- Class A	Kelmoore Strategy Liberty Fund- Class A	Monthly Distribution Fund- Class A Merged Assets
Net Assets	$ 15,446,535	$ 15,533,236	$ 9,057,811	$ 40,037,582
Unrealized Appreciation (Depreciation) Accumulated Net Realized Loss on Investments	$ (33,165) $(85,580,107)	$ (327,235) $(24,120,271)	$ (151,347) $ (5,336,870)	$ (511,747) $(115,037,248)
Shares Outstanding	727,597	2,371,615	245,460	1,078,434
Net Asset Value Per Share	$ 21.23	$ 6.55	$ 36.90	$ 36.90

9.

FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America.  Reclassifications are made to a Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

As of October 31, 2008, permanent book and tax differences, resulting primarily from differing treatments for foreign currency transactions, dividend reclassifications, reclassifications of gains on contingent convertible debt securities, net operating loss limitations on capital loss carryforwards acquired in fund mergers and security paydown gains and losses were identified and reclassified among the components of the Fund’s net assets as follows:

Fund	Undistributed Net Income (loss)	Realized Gain (Loss)	Paid in Capital
Corporate/Government Bond	$(24,961)	$31,057	$(6,096)
High-Yield Bond Monthly Distribution Fund	2,486 500,934	- 187,755,367	(2,486) (188,256,301)
Appreciation & Income	898,304	(816,216)	(82,088)
Large Cap Value Real Estate Stock	(3,803) (9,823)	3,803 9,823	- -
International Stock	307,281	(307,281)	-
Small Cap Value	(43,968)	43,968	-
Large Cap Growth	528,355	2,456	(530,811)
Small Cap Growth	526,224	265	(526,489)
Emerging Markets Stock	3,278	8,408	(11,686)

The tax character of distributions paid during the years ended October 31, 2008 and October 31, 2007 were as follows:

		Year Ended October 31, 2008			Year Ended October 31, 2007
Fund	Ordinary Income	Capital Gains	Return of Capital	Total	Ordinary Income	Capital Gains	Total

Corporate/Government Bond	$3,547,209	$ 121,394	-	$3,668,603	$2,713,122	$ -	$2,713,122
High-Yield Bond Monthly Distribution Fund*	4,597,702 254,987	- -	- 1,402,141	4,597,702 1,657,128	3,126,294 3,490,308	- 672,201	3,126,294 4,162,509
Appreciation & Income	1,073,205	1,493,566	1,253,236	3,820.007	580,888	1,772,787	2,353,675
Large Cap Value	696,593	995,575	-	1,692,168	962,537	1,495,736	2,458,273
Real Estate Stock	274,494	641,009	-	915,503	204,987	2,175,708	2,380,695
International Stock	1,686,531	1,257,061	-	2,943,592	1,472,256	829,325	2,301,581
Small Cap Value	786,021	142,945	-	928,966	-	3,873,296	3,873,296
Large Cap Growth	2,972,701	753,202	-	3,725,903	-	1,163,422	1,163,422
Small Cap Growth	1,962,969	1,477,498	-	3,440,467	239,898	532,664	772,562
Emerging Markets Stock	1,270,395	4,390,383	-	5,660,778	1,193,185	1,871,156	3,064,341

*For the ten months ended October 31, 2008 and year ended December 31, 2007, respectively.  The tax character of distributions paid during the year ended December

31, 2006 were $5,559,717 of Return of Capital.

NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2008

As of October 31, 2008, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Gains	Capital Loss CarryForwards	Unrealized Appreciation (Depreciation)
Corporate/Government Bond	$ -	$ -	$(766,829)	$(4,963,437)
High-Yield Bond Monthly Distribution Fund	- 2,043,017	- -	(7,641,468) (23,602,558)	(12,483,072) (8,042,452)
Appreciation & Income	-	-	(2 386,755)	(8,928,138)
Large Cap Value	199,903	-	(4,893,081)	(6,043,091)
Real Estate Stock	107,212	-	(1,934,394)	(2,101,009)
International Stock	418,671	-	(5,689,999)	(16,510,843)
Small Cap Value	162,363	-	(1,417,441)	(7,584,866)
Large Cap Growth	-	-	(11,971,790)	(9,430,938)
Small Cap Growth	-	-	(3,029,858)	(4,482,001)
Emerging Markets Stock	-	158,183	-	(9,585,600)

At October 31, 2008, the following Funds had capital loss carryforwards for federal income tax purposes available to offset future capital gains through the indicated expiration date:

Fund	Expiration Date October 31, 2013	Expiration Date October 31, 2014	Expiration Date October 31, 2015	Expiration Date October 31, 2016	Total
Corporate/Government Bond	$ -	$ -	$ -	$766,829	$766,829
High-Yield Bond Monthly Distribution Fund*	5,832 -	209,429 -	765,490 23,602,558	6,660,717 -	7,641,468 23,602,558
Appreciation & Income	-	-	-	2,386,755	2,386,755
Large Cap Value	-	-	-	4,893,081	4,893,081
Real Estate Stock	-	-	-	1,934,394	1,934,394
International Stock	-	-	-	5,689,999	5,689,999
Small Cap Value	-	-	-	1,417,441	1,417,441
Large Cap Growth	-	-	-	11,971,790	11,971,790
Small Cap Growth	-	-	-	3,029,858	3,029,858

*For the Monthly Distribution Fund, $9,620,114, $8,518,657 and $5,463,787 of capital loss carryover related to the acquisition of the Kelmoore Strategy Fund, Kelmoore

Eagle Fund and Kelmoore Liberty Fund, respectively, is remaining to be recognized over the next seven years.  These amounts are subject to annual limitations of

$1,374,302, $1,216,951 and $780,541 for the Kelmoore Strategy Fund, Kelmoore Eagle Fund and Kelmoore Liberty Fund respectively, under tax rules.

10.

NEW ACCOUNTING PRONOUNCEMENT

In March 2008, the Financial Accounting Standards Board issued the Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS No. 161”). FAS No. 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS No. 161 requires enhanced disclosures about a Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on a Fund’s financial position, performance and cash flows. Management is currently evaluating the impact the adoption of FAS No. 161 will have, if any, on the financial statements and related disclosures.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and the Shareholders of

the Dunham Funds

We have audited the accompanying statements of assets and liabilities of Dunham Corporate/Government Bond Fund, Dunham High-Yield Bond Fund, Dunham Monthly Distribution Fund (previously the Kelmoore Strategy Liberty Fund), Dunham Appreciation & Income Fund, Dunham Large Cap Value Fund, Dunham Real Estate Stock Fund, Dunham International Stock Fund, Dunham Small Cap Value Fund, Dunham Large Cap Growth Fund, Dunham Small Cap Growth Fund and Dunham Emerging Markets Stock Fund, each a series of shares of beneficial interest of the Dunham Funds (previously the AdvisorOne Funds), including the schedules of investments, as of October 31, 2008, the related statements of operations for the year or period then ended, the statements of changes in net assets for each of the years or period in the two-year period then ended (for the ten-month period then ended for the Dunham Monthly Distribution Fund), and the financial highlights for each of the years or period in the three-year period then ended (for the ten-month period then ended for the Dunham Monthly Distribution Fund) and for the period December 10, 2004 (commencement of operations, except for Dunham High-Yield Bond which commenced operations on July 1, 2005) through October 31, 2005.  These financial statements and financial highlights are the responsibility of the Funds' management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. In the case of the Dunham Monthly Distribution Fund, the statement of operations for the year ended December 31, 2007, the statement of changes in net assets for each of the years in the two-year period ended December 31, 2007 and the financial highlights for each of the years or periods in the four-year period ended December 31, 2007 were audited by other auditors whose report dated February 25, 2008, expressed an unqualified opinion on such financial statements and financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of October 31, 2008 by correspondence with the custodian and brokers and by other appropriate auditing procedures where responses from brokers were not received.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dunham Corporate/Government Bond Fund, Dunham High-Yield Bond Fund, Dunham Monthly Distribution Fund, Dunham Appreciation & Income Fund, Dunham Large Cap Value Fund, Dunham Real Estate Stock Fund, Dunham International Stock Fund, Dunham Small Cap Value Fund, Dunham Large Cap Growth Fund, Dunham Small Cap Growth Fund and Dunham Emerging Markets Stock Fund as of October 31, 2008, the results of their operations for the year or period then ended, the changes in their net assets for each of the years or period in the two-year period then ended (for the ten-month period then ended for the Dunham Monthly Distribution Fund), and the financial highlights for each of the three years or period then ended (for the ten-month period then ended for the Dunham Monthly Distribution Fund) and for the period December 10, 2004 (commencement of operations, except for Dunham High-Yield Bond which commenced operations on July 1, 2005, respectively) through October 31, 2005, in conformity with accounting principles generally accepted in the United States of America.

BRIGGS, BUNTING & DOUGHERTY, LLP

Philadelphia, Pennsylvania

January 7, 2009

TRUSTEES & OFFICERS (Unaudited)

Trustees and officers of the Trust, together with information as to their principal business occupations during the last five years, are shown below. Each Trustee who is considered an “interested person” of the Trust (as defined in Section 2(a)(19) of the 1940 Act) is indicated by an asterisk next to his name.  Unless otherwise noted, the address of each Trustee and Officer is 10251 Vista Sorrento Parkway, Suite 200 San Diego, CA 92121

Name, Age and Address	Position(s) Held with Trust	Term of Office and Length of Time Served ^	Principal Occupation(s) During the Past 5 Years and Current Directorships	Number of Funds in the Trust Overseen by Trustee	Other Directorships
Non-Interested Trustees
Timothy M. Considine 1501 Fifth Ave., Ste. 400, San Diego, CA 92101 Age: 68	Trustee	Since January 2008	Accountant, Considine & Considine (certified public accountant), 1960- present.	11	HomeFed Corp., 1992-present
Henry R. Goldstein 3403 S. Race St. Englewood, CO 80113 Age: 78	Trustee	Since January 2008	Independent Contractor, RBC Daniels (financial services company for telecom industry), 2007-present; Managing Director, Daniels & Associates (financial services company for telecom industry), 1998- 2006.	11	None
Paul A. Rosinack 2042 Corte del Nogal, Suite B, Carlsbad, CA 92011 Age: 61	Trustee	Since January 2008	President/ Chief Executive Officer / Director, Qualigen, Inc., (manufacturer of medical products and equipment) 2003- present; Consultant, Self-employed (strategic planning, operational efficiencies, corporate partnerships for human, animal health and biotech industries) 1/2003-1/2004; President/ CEO/ Director, Synbiotics Corp. (veterinary diagnostic products), 1996-2002.	11	None
Interested Trustees and Officers
Jeffrey A. Dunham 10251 Vista Sorrento Parkway, Ste. 200, San Diego, CA 92121 Age: 47	Trustee, Chairman of Board, President & Principal Executive Officer	1 Year / Since January 2008	Chief Executive Officer, Dunham & Associates Investment Counsel, Inc., (investment advisory firm), 1985-present; Chief Executive Officer, Dunham & Associates Holdings, Inc. (holding company), 1985-present; Chief Executive Officer, Dunham & Associates Securities, Inc. (registered investment advisor, broker-dealer and distributor for mutual funds), 1985-present; Chief Executive Officer, Asset Managers, Inc. (general partner for various limited partners), 1985-present Chairman and Chief Executive Officer, Dunham Trust Company, 1985-present.	11	None
Denise S. Iverson 10251 Vista Sorrento Parkway, Ste. 200, San Diego, CA 92121 Age: 49	Treasurer & Principal Financial Officer	1 Year / Since January 2008

Chief Financial Officer, Dunham & Associates Investment Counsel, Inc. (broker-dealer, registered investment adviser), 1999-present; Chief Financial Officer, Dunham & Associates Holdings, Inc. (holding company), 1999-present; Chief Financial Officer, Dunham & Associates Securities, Inc. (registered investment advisor, broker-dealer and distributor for mutual funds), 1999-present; Chief Financial Officer, Asset Managers, Inc. (general partner for various limited partners), 1999-present; Chief Financial Officer and Director, Dunham Trust Company, 1999-present.

				N/A	N/A
Hilarey M. Findeisen 10251 Vista Sorrento Parkway, Ste. 200, San Diego, CA 92121 Age: 38	Secretary	1 Year / Since January 2008	Director of Operations, Dunham & Associates Investment Counsel, Inc. (broker-dealer, registered investment adviser), 1994- to present.	N/A	N/A
Michael J. Wagner 450 Wireless Blvd. Hauppauge, NY 11788 Age: 58	Chief Compliance Officer	1 Year/ Since January 2008

President, Northern Lights Compliance Services, LLC, 2006-present;  Compliance Services Officer, Northstar Financial Services, LLC, 2006-January 2008; Chief Operating Officer , Fund Compliance Services, LLC, 2004–2006; President and Manager, Gemini Fund Services, LLC, 2004-2006; Director of Constellation Trust Company, 2005- present.  Chief Operations Officer, Gemini Fund Services, LLC, 2003 - 2006

				N/A	N/A
Emile R. Molineaux 450 Wireless Blvd. Hauppauge, NY 11788 Age:; 46	Assistant Secretary	1 Year / Since January 2008

General Counsel, CCO and Senior Vice President, Gemini Fund Services, LLC (2003-present); Vice President, Fund Compliance Services, LLC; (2003 – present); In-house Counsel, The Dreyfus Funds (1999 – 2003).

				N/A	N/A
James Colantino 450 Wireless Blvd. Hauppauge, NY 11788 Age: 39	Assistant Treasurer	1 Year / Since January 2008	Vice President (2004- present); Senior Fund Administrator (1999-2004), Gemini Fund Services, LLC.	N/A	N/A
James Kearny 10251 Vista Sorrento Parkway, Ste. 200, San Diego, CA 92121 Age:50	Assistant Chief Compliance Officer	1 Year / Since January 2008

Chief Compliance Officer, Dunham  & Associates Investment Counsel, Inc. (broker-dealer, registered investment adviser), 2006-present; Head of Advisory Compliance, ING/FNIC (broker-dealer, registered investment adviser), 2005-2006; Director of Compliance, TBG Financial (broker-dealer, non-qualified corporate-owned life insurance) 2003-2004;  Chief Operating Officer and Chief Compliance Officer, Canterbury Capital (broker-dealer, registered investment adviser), 1998-2003.

				N/A	N/A

The Trust’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-888-3DUNHAM (338-6426).

ADDITIONAL INFORMATION (Unaudited)

FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN APPROVAL OF INVESTMENT ADVISORY AGREEMENTS AND SUB-ADVISORY AGREEMENTS

At a regular meeting (the “Meeting”) of the Board of Trustees (the “Board”) held on May 14, 2008, the Board, including the disinterested Trustees (the “Independent Trustees”), considered the approval of an investment advisory agreement (the “Advisory Agreement”) between the Trust and a sub-advisory agreement (the “Sub-Advisory Agreement”) among the Adviser, the Trust and Westchester Capital Management, Inc (for purposes of this section, the “Sub-Adviser”), Sub-Adviser for Dunham Monthly Distribution Fund (for the purposes of this section, the “Fund”).

The Board deliberations included a consideration of the following: the investment performance of the Fund and the Adviser; the nature, extent and quality of the services provided by the Adviser to the Fund; the costs of the services to be provided and the profits to be realized by the Adviser and its affiliates from the relationship with the Fund; the extent to which economies of scale will be realized as the Fund grows; and whether the fee levels reflect these economies of scale to the benefit of shareholders.

A representative from the Adviser provided the Board with informational materials regarding certain quantitative factors, which included: a review of the Adviser’s absolute and relative performance; performance in rising markets; performance in falling markets; risk adjusted performance; and assets under management and certain qualitative factors, which included:  professional staff; investment philosophy; decision making process; research and trading capabilities; operations and systems capabilities; communication and reporting skills; organizational stability; and overall reputation in the industry.  He noted that each sub-adviser’s performance is primarily monitored by reviewing the quantitative factors listed above.

Nature, Extent and Quality of Services. As to the nature and extent and quality of services to be provided, the Trustees discussed the qualifications of the Adviser’s key personnel, the experience of the Adviser managing mutual funds, its compliance infrastructure and policies.  The Board then reviewed the capitalization of the Adviser based on financial statements provided by the Adviser in the Board materials and concluded that the Adviser was sufficiently well-capitalized to meet its obligations to the Monthly Distribution Fund.  The Board concluded that the Adviser would provide high quality services to the Fund.

Fees and Expenses. As to the costs of the services to be provided, and profits to be realized by the Adviser, the Board discussed the comparison of advisory fees and total operating expense data and reviewed the Fund’s projected advisory fees and overall expenses compared to peer groups of similarly managed funds.  The Trustees discussed the estimated underwriting and 12b-1 fees to be paid to the Adviser.  The Trustees also reviewed an analysis of profitability provided by the Adviser.  The Trustees concluded that the proposed advisory fees were reasonable and that the Adviser would not reap excessive profits from its relationship with the Fund.

Economies of Scale.  The Board discussed the current size of the Kelmoore Funds, which will be reorganized to, in effect, form the Dunham Monthly Distribution Fund and the Adviser’s expectations for growth of the Fund.  The Board concluded that any material economies of scale would not be achieved in the near term.

Performance. As to the investment performance of other advised funds, the Board reviewed the prior performance of other advised funds and noted that because of the differing investment objective of the Fund, no other funds were directly comparable.  The Board concluded that the Adviser, through its sub-advisers, had provided an acceptable level of investment return to shareholders of other funds.

Conclusion. During the Board’s deliberations, it was noted that the Board did not identify any single piece of information that was all-important or controlling with respect to the Advisory Agreement. Based on the Board’s deliberations and its evaluation of the information described above, the Board, including all of the Independent Trustees, unanimously voted to approve the Advisory Agreement.  Following discussion it was the consensus of the Board that (a) the terms of the Agreement are fair and reasonable; (b) that the advisory fee was for services different than those provided by the subsidiaries or any underlying fund’s adviser and not duplicative; and (c) the Advisory Agreement is in the best interests of the Fund and its prospective shareholders.

The Board then turned its attention to approval of the Sub-advisory Agreement. The Board deliberations included a consideration of the following: the nature, extent and quality of services to be provided by the Sub-Adviser under the Sub-Advisory Agreement; investment performance of the Sub-Adviser; the costs of the services to be provided and the profits to be realized by the Sub-Adviser; the extent to which the Sub-Adviser will realize economies of scale as the Fund grows; and whether the fee levels reflect these economies of scale for the benefit of shareholders.

The Sub-Adviser provided the Board with informational materials relating to the investment performance of another fund advised by the Sub-Adviser; a peer group of funds and appropriate indices; the Sub-Adviser’s personnel and resources; and comparative fees and expenses of a peer group of funds.

Nature, Extent and Quality of Services. As to the nature and extent and quality of services to be provided, the Trustees considered the competence and integrity; research capabilities; implementation and enforcement of compliance procedures and financial reporting controls; and expected adherence to the Fund’s investment objectives, policies and restrictions. The board reviewed the Sub-Adviser’s methodology, research and analysis that it employs in selecting investments for the Fund. The Board considered the non-traditional nature of the Fund’s investment approach, the specialized expertise and experience of the Fund’s portfolio managers and the potential difficulty of selecting an alternative sub-adviser because of the specialized investment approach the Fund intends to employ.  The Board concluded that the Sub-Adviser can fulfill all of its responsibilities in accordance with its obligations under the Sub-Advisory Agreement.  The Board's deliberations were also informed by a summary of the extensive process the Adviser underwent in selecting the Sub-Adviser and an explanation of the fulcrum fee arrangement set forth in the Sub-Advisory Agreement. The Trustees discussed the qualifications of the Sub-Adviser’s key personnel, its compliance infrastructure and policies.  The Board then reviewed the capitalization of the Sub-Adviser based on financial statements provided by the Sub-Adviser in the Board materials and concluded that the Sub-Adviser was sufficiently well-capitalized to meet its obligations to the Fund.  The Board concluded that Sub-Adviser would provide high quality services to the Fund.

Performance. As to the performance of the Sub-Adviser, the Trustees reviewed and discussed the prior performance of a fund for which the Sub-Adviser serves as investment adviser. While the other fund is not directly comparable, the Board noted that it provided an example of satisfactory performance using similar investment strategies although the investment objective is dissimilar  The Board concluded that the Sub-Adviser had provided an acceptable level of investment return to the shareholders of the referenced Fund.  The Board concluded that the Sub-Advisers, was expected to obtain an acceptable level of investment return to shareholders.

Fees and Expenses. As to the costs of the services to be provided, and profits to be realized by the Sub-Adviser, the Board discussed the comparison of sub-advisory and advisory fees and total operating expense data and reviewed the Fund’s projected sub-advisory fees, especially in light of the alignment of interests between the Sub-Adviser and shareholders created by the performance-based fulcrum fee arrangement were reasonable and that the Sub-Adviser would not reap excessive profits from its relationship with the Fund.

Economies of Scale.  As to the extent to which the Sub-Adviser will realize economies of scale as the Fund grows, and whether the fee levels reflect these economies of scale for the benefit of investors the Trustees discussed the current size of the Kelmoore Funds, which will be reorganized to, in effect, form the Dunham Monthly Distribution Fund and the Adviser’s expectations for growth of the Fund.  The Board concluded that any material economies of scale would not be achieved in the near term.

Conclusion. During the Board’s deliberations, it was noted that the Board did not identify any single piece of information that was all-important or controlling with respect to the Sub-Advisory Agreement. Following discussion it was the consensus of the Board that (a) the terms of the Sub-Advisory Agreement are fair and reasonable; (b) that the sub-advisory fee is reasonable in light of its fulcrum structure; and (c) the Sub-Advisory Agreement is in the best interests of the Fund and its prospective shareholders.

Based on the Board’s deliberations and its evaluation of the information described above, the Board, including all of the Independent Trustees, unanimously voted to approve the Sub-Advisory Agreement.

At a regular meeting of the Board held on June 19, 2008, the Board, including the Independent Trustees, approved  a sub-advisory agreement (the “Sub-Advisory Agreement”) among the Adviser, the Trust and Arrowstreet Capital, Limited Partnership, Sub-Adviser (for purposes of this section, the “Sub-Adviser”) for Dunham International Stock Fund (for purposes of this section, the “Fund”).

The Board deliberations included a consideration of the following: the investment performance of the Sub-Adviser; the Sub-Adviser’s personnel and resources; and comparative fees and expenses of a peer group of funds; the nature, extent and quality of the services provided by the Sub-Adviser to the Fund; the costs of the services to be provided and the profits to be realized by the Sub-adviser and its affiliates from the relationship with the Fund; the extent to which economies of scale will be realized as the Fund grows; and whether the fee levels reflect these economies of scale to the benefit of shareholders.

Nature, Extent and Quality of Services. As to the nature, quality and extent of the service to be provided by the Sub-Adviser pursuant to the Sub-Advisory Agreement, the Board noted the experience of each of the portfolio management and research personnel of the Sub-Adviser, including each of their years of experience in the investment field, education and industry credentials.  The Board also reviewed the presentation materials prepared by the Sub-Adviser detailing its investment process.  The Board also considered the Sub-Adviser's compliance structure and broker selection process and ultimately determined that the Sub-Advisor had adequate experience and expertise to manage the Fund in a manner desirable to the Board.

Fees and Expenses. As to the cost of the services to be provided and the profits to be realized by the Sub-Adviser, the Board noted the Fund would pays the Adviser a fixed fee and the Fund separately pays the Sub-Adviser a fulcrum fee.  The Board noted that the proposed fee is less than the fee that the Sub-Adviser would charge for similarly managed funds, including its limited partnership.  When compared to the peer funds, as compiled by Morningstar, the Board noted that the overall expense ratio, including the sub-advisory fees, is somewhat higher than average at 2.86% of Fund assets, before the effect of any waivers or reimbursements, but that the proposed sub-advisory fee was reasonable based on overall comparative data.  As to profitability, the Sub-Adviser did not provide a profitability statement regarding its management of the Fund.  Representatives of the Adviser stated that they declined to disclose that information.  The Trustees discussed the total fees expected to be paid to the Sub-Adviser based on the Fund’s current assets, and noted that the Sub-Adviser will receive no other compensation from the Fund or the Adviser except the sub-advisory fees earned pursuant to the Sub-Advisory Agreement.  The Board agreed that profitability did not appear to be excessive.

Economies of Scale. As to the extent to which the Sub-Adviser will realize economies of scale, the Board noted that as the asset levels grow in the Fund, the overall expenses may be reduced, although the fees paid to the Sub-Adviser may not necessarily change based on the fact the fee is paid by the Adviser instead of the Fund.

Performance. As to the issue of the performance of the Sub-Adviser, the Board noted that the Sub-Adviser does not currently manage an international equity mutual fund.  However, the Board reviewed the performance of the Sub-Adviser’s International Equity Strategy managed in a manner similar to which the Sub-Adviser would manage the Fund.  The Board noted that the International Equity Strategy composite (net of fees) out performed the MSCI ACWI Index for each of the last 6 years.  The Board noted that the performance was outstanding for the periods noted.

Conclusion. During the Board’s deliberations, it was noted that the Board did not identify any single piece of information that was all-important or controlling with respect to the Sub-Advisory Agreement. Based on the Board’s deliberations and its evaluation of the information described above, the Board, including all of the Independent Board, unanimously concluded that the terms of the Agreement are fair and reasonable and voted to approve the Sub-Advisory Agreement.

At a regular meeting  of the Board held on September 23, 2008, the Board, including Independent Trustees, approved a revised sub-advisory agreement (for the purposes of this section, the “Sub-Advisory Agreement”) among the Adviser, the Trust and, Arrowstreet Capital, Limited Partnership, Sub-Advisor for Dunham International Stock Fund (for purposes of this section, the “Fund”). The Sub-Advisory Agreement was being revised to reflect a change in the fee paid to the sub-adviser.

The Trustees noted that the Sub-Adviser had previously provided the Board with information related to the proposed Sub-Advisory Agreement with the Trust, including (a) the investment performance of the Sub-Adviser, (b) the Sub-Adviser’s personnel and resources, and (c) comparative fees and expenses of a peer group of funds.  It was agreed that because the current agreement was approved in June it was unnecessary to re-evaluate all aspects, and instead focus on the proposed fees.

Fees and Expenses.  As to the cost of the services to be provided by the Sub-Adviser, Fund Counsel noted that the Fund pays the Adviser a fixed fee and the Fund separately pays the Sub-Adviser a fulcrum fee.   The Board noted that the proposed fee is less than the fee that the Sub-Adviser would charge for similarly managed funds, including its limited partnership.  When compared to the peer funds, as compiled by Morningstar, the Board noted that the overall expense ratio, including the sub-advisory fees, is somewhat higher than average at 2.86% of fund assets, before the effect of any waivers or reimbursements, but that the proposed sub-advisory fee was reasonable based on overall comparative data.  The Trustees discussed the total fees expected to be paid to the Sub-Adviser based on the Fund’s current assets, and  noted that the Sub-Adviser will receive no other compensation from the Fund or the Adviser except the sub-advisory fees earned pursuant to the Sub-Advisory Agreement.  They agreed that profitability did not appear to be excessive.

Based on the Board’s deliberations and its evaluation of the information described above, the Board, including all of the Independent Trustees, unanimously concluded that the terms of the Sub-Advisory Agreement are fair and reasonable and voted to approve the Sub-Advisory Agreement.

YOUR FUND’S EXPENSES (Unaudited)

Example

Shareholders of mutual funds will pay ongoing expenses, such as advisory fees, distribution and service fees (12b-1), and other fund expenses.  The following examples are intended to help you understand the ongoing cost (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.  Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions which may be assessed by mutual funds.  This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The columns under the heading entitled “Actual” help you estimate the actual expenses you paid over the period.  The “Actual-Ending Account Value” shown is derived from the Fund’s actual return, and the “Actual- Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund.  To estimate the expenses you paid on your account during this period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the column under the heading entitled “Actual-Expenses Paid During Period”.

Hypothetical Examples for Comparison Purposes

The columns under the heading entitled “Hypothetical” provide information about hypothetical account value and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs which may be applicable to your account.  Therefore, the last column of the table (Hypothetical- Expenses Paid During Period) is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

			Actual		Hypothetical (5% return before expenses)
	Fund’s Annualized Expense Ratio	Beginning Account Value 5/1/08*	Ending Account Value 10/31/08	Expenses Paid During Period**	Ending Account Value 10/31/08	Expenses Paid During Period**
Class C:
Corporate/Government Bond Fund	1.79%	$1,000.00	$ 941.18	$ 8.73	$1,016.14	$ 9.07
High-Yield Bond Fund	2.43%	$1,000.00	$ 802.23	$11.01	$1,012.92	$12.30
Appreciation & Income Fund	2.83%	$1,000.00	$ 696.30	$12.07	$1,010.91	$14.30
Large Cap Value Fund	2.83%	$1,000.00	$ 676.62	$11.93	$1,010.91	$14.30
Real Estate Stock Fund	2.99%	$1,000.00	$ 657.72	$12.46	$1,010.10	$15.11
International Stock Fund	2.83%	$1,000.00	$ 586.77	$11.29	$1,010.91	$14.30
Small Cap Value Fund	2.58%	$1,000.00	$ 720.47	$11.16	$1,012.17	$13.05
Large Cap Growth Fund	2.61%	$1,000.00	$ 652.23	$10.84	$1,012.02	$13.20
Small Cap Growth Fund	2.92%	$1,000.00	$ 722.75	$12.64	$1,010.46	$14.76
Emerging Markets Fund	2.69%	$1,000.00	$ 443.35	$ 9.76	$1,011.61	$13.60
Monthly Distribution Fund	5.29%	$1,000.00	$ 812.86	$24.11	$ 998.54	$26.58
Class N:
Corporate/Government Bond Fund	1.04%	$1,000.00	$ 944.50	$ 5.08	$1,019.91	$ 5.28
High-Yield Bond Fund	1.68%	$1,000.00	$ 805.29	$ 7.62	$1,016.69	$ 8.52
Appreciation & Income Fund	1.83%	$1,000.00	$ 701.10	$ 7.83	$1,015.94	$ 9.27
Large Cap Value Fund	1.83%	$1,000.00	$ 679.84	$ 7.73	$1,015.94	$ 9.27
Real Estate Stock Fund	2.01%	$1,000.00	$ 660.89	$ 8.39	$1,015.03	$10.18
International Stock Fund	1.85%	$1,000.00	$ 589.66	$ 7.39	$1,015.84	$ 9.37
Small Cap Value Fund	1.57%	$1,000.00	$ 724.17	$ 6.80	$1,017.24	$ 7.96
Large Cap Growth Fund	1.60%	$1,000.00	$ 654.11	$ 6.65	$1,017.09	$ 8.11
Small Cap Growth	1.92%	$1,000.00	$ 725.75	$ 8.33	$1,015.48	$ 9.73
Emerging Markets Fund	1.68%	$1,000.00	$ 445.52	$ 6.10	$1,016.69	$ 8.52
Monthly Distribution Fund	2.31%	$1,000.00	$ 935.55	$ 2.20	$1,002.65	$ 2.28

YOUR FUND’S EXPENSES (Unaudited) (Continued)

			Actual		Hypothetical (5% return before expenses)
	Fund’s Annualized Expense Ratio	Beginning Account Value 5/1/08*	Ending Account Value 10/31/08	Expenses Paid During Period**	Ending Account Value 10/31/08	Expenses Paid During Period**
Class A:
Corporate/Government Bond Fund	1.29%	$1,000.00	$ 943.60	$ 6.30	$1,018.65	$ 6.55
High-Yield Bond Fund	2.03%	$1,000.00	$ 803.51	$ 9.20	$1,014.93	$10.28
Appreciation & Income Fund	2.09%	$1,000.00	$ 699.15	$ 8.93	$1,014.63	$10.58
Large Cap Value Fund	2.09%	$1,000.00	$ 679.02	$ 8.82	$1,014.63	$10.58
Real Estate Stock Fund	2.24%	$1,000.00	$ 659.91	$ 9.35	$1,013.88	$11.34
International Stock Fund	2.02%	$1,000.00	$ 589.18	$ 8.07	$1,014.98	$10.23
Small Cap Value Fund	1.73%	$1,000.00	$ 723.38	$ 7.49	$1,016.44	$12.26
Large Cap Growth Fund	1.92%	$1,000.00	$ 651.32	$ 7.97	$1,015.48	$ 9.73
Small Cap Growth Fund	2.18%	$1,000.00	$ 725.11	$ 9.45	$1,014.18	$11.04
Emerging Markets Fund	1.94%	$1,000.00	$ 444.65	$ 7.04	$1,015.38	$ 9.83
Monthly Distribution Fund	4.55%	$1,000.00	$ 815.45	$20.76	$1,013.52	$23.03

**Expenses Paid During Period are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184 days and divided by 366 (to reflect the number of days in the six month period ending October 31, 2008).

How to Obtain Proxy Voting Information

Information regarding how the Funds voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 as well as a description of the policies and procedures that the Funds use to determine how to vote proxies is available without charge, upon request, by calling 1-888-3DUNHAM (338-6426) or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330).  The information on Form N-Q is available without charge, upon request, by calling 1-888-3DUNHAM (338-6426).

DUNHAM FUNDS℠

WHEN PERFORMANCE COUNTS

P.O. Box 910309

San Diego, California 92191

(800) 442-4358

Distributed by Dunham & Associates Investment Counsel, Inc. Member FINRA/SIPC

THIS REPORT AND FINANCIAL STATEMENTS CONTAINED HEREIN ARE NOT INTENDED TO BE A FORECAST OF FUTURE EVENTS, A GUARANTEE OF FUTURE RESULTS, OR INVESTMENT ADVICE. FURTHER, THERE IS NO ASSURANCE THAT CERTAIN SECURITIES WILL REMAIN IN OR OUT OF EACH FUND'S PORTFOLIO.

THE FIGURES IN THIS REPORT REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. THE PRINCIPAL VALUE OF AN INVESTMENT AND INVESTMENT RETURN WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:

During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:

During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

(a)

The Board has determined, based on questionnaires completed by the Audit Committee members, that Timothy M. Considine is an audit committee financial expert.  Mr. Considine is independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

FY 2008

$ 126,500

FY 2007

$ 100,000

(b)

Audit-Related Fees

FY 2008

$        0

FY 2007

$        0

Nature of the fees:

(c)

Tax Fees

FY 2008

$ 22,000

FY 2007

$ 10,000

Nature of the fees:

Preparation of federal and state tax returns and review of annual dividend calculations.

(d)

All Other Fees

Registrant

Adviser

FY 2008

$         0

$         0

FY 2007

$         0

$         0

Nature of the fees:

(e)

(1)

Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee is also required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant to the extent that the services are determined to have a direct impact on the operations or financial reporting of the registrant.  Services are reviewed on an engagement by engagement basis by the audit committee.

(2)

Percentages of 2008 Services Approved by the Audit Committee

Registrant

Adviser

Audit-Related Fees:

     0%

     0%

Tax Fees:

     0%

     0%

All Other Fees:

     0%

     0%

(f)

During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant

Adviser

FY 2008

$22,000

              $ None

FY 2007

$10,000

              $ None

(h)

Not applicable.  All non-audit services to the registrant were pre-approved by the Audit Committee for FY 2008

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  None

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR,  the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Code of Ethics filed herewith.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith..

(a)(3)

Not applicable.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Dunham Funds

By (Signature and Title)

        /s/Jeffrey Dunham

       Jeffrey Dunham, President

Date

1/9/09

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/Jeffrey Dunham

        Jeffrey Dunham, President

Date

1/9/09

By (Signature and Title)

/s/Denise Iverson

       Denise Iverson, Treasurer

Date

1/9/09